CONSULTANT SL PROSPECTUS
                        FLEXIBLE PREMIUM "LAST SURVIVOR"
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                    ISSUED BY
                          Lincoln Benefit Life Company
                               IN CONNECTION WITH
                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
             STREET ADDRESS: 2940 SOUTH 84TH ST., LINCOLN, NE 68506
            MAILING ADDRESS: P. O. BOX 82532, LINCOLN, NE 68501-2532

                        Telephone Number: 1-800-865-5237


         The Policy is designed to provide both life insurance protection and flexibility in connection with premium payments and death benefits. The Policy is designed for prospective Insured Persons age 30-85. Subject to certain restrictions, you may vary the frequency and amount of the premium payments and increase or decrease the level of life insurance benefits payable under the Policy.

         When both Insured Persons have died, we will pay a Death Benefit to a Beneficiary specified by you. We will reduce the amount of the Death Benefit payment by any unpaid Policy loans and any unpaid Policy charges. You may choose one of two Death Benefit options: (1) a level amount, which generally equals the Face Amount of the Policy; or (2) a variable amount, which generally equals the Face Amount plus the Policy Value. While the Policy remains in force, the Death Benefit will not be less than the maximum of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage specified in the Policy. The minimum Face Amount of the Policy is $250,000.

         We allocate your Premium to the investment options under the Policy and our Fixed Account in the proportions that you choose. The Policy currently offers fifty investment options, each of which is a Subaccount of the Lincoln Benefit Life Variable Life Account (the "Separate Account"). Each Subaccount invests exclusively in shares of one of the following Portfolios:

The Alger American Fund:
         Growth Portfolio
         Income and Growth Portfolio
         Leveraged AllCap Portfolio
         MidCap Growth Portfolio
         Small Capitalization Portfolio,

Federated Insurance Series:
         Fund for U.S. Government Securities II
         High Income Bond Fund II,
         Utility Fund II

Fidelity Variable Insurance Products Fund:
         Asset Manager Portfolio - Initial Class
         Contrafund Portfolio - Initial Class
         Equity-Income Portfolio - Initial Class
         Growth Portfolio - Initial Class
         Index 500 Portfolio - Initial Class
         Money Market Portfolio - Initial Class
         Overseas Portfolio - Initial Class,

Janus Aspen Series:
         Aggressive Growth Portfolio: Institutional Shares
         Balanced Portfolio: Institutional Shares
         Flexible Income Portfolio: Institutional Shares
         Global Value Portfolio: Service Shares
         Growth Portfolio: Institutional Shares
         Worldwide Growth Portfolio: Institutional Shares

LSA Variable Series Trust:
         Balanced Fund
         Basic Value Fund
         Diversified Mid-Cap Fund
         Emerging Growth Equity Funde
         Mid Cap Value Fund
         Value Equity Fund

MFS Variable Insurance Trust:
         Emerging Growth Series - Initial Class
         Investors Trust Series - Initial Class
         New Discovery Series - Initial Class
         Research Series - Initial Class
         Total Return Series - Initial Class

OCC Accumulation Trust:
         Science and Technology Portfolio
         Small Cap Portfolio

Oppenheimer Variable Account Funds:
         Main Street Small Cap Fund/VA - Service Class

PIMCO Variable Insurance Trust:
         Foreign Bond Portfolio
         Total Return Portfolio

Putnam Variable Trust:
         International Growth and Income Fund - Class 1B


Scudder Variable Series I:
         Balanced Portfolio
         Bond Portfolio
         Global Discovery Portfolio
         Growth and Income Portfolio
         International Portfolio


Strong Opportunity Fund II, Inc.
         Opportunity Fund II


Strong Variable Insurance Funds, Inc.:

         MidCap Growth Fund II

T. Rowe Price Equity Series, Inc.:
         Equity Income Portfolio
         Mid-Cap Growth Portfolio
         New America Growth Portfolio


T. Rowe Price International Series, Inc.
         International Stock Portfolio

Van Kampen Life Investment Trust:
         Growth and Income Portfolio, Class II

         Some of the Portfolios described in this Prospectus may not be available in your Policy. We may make other investment options available in the future.


         The Policy does not have a guaranteed minimum Policy Value. Your Policy Value will rise and fall, depending on the investment performance of the Portfolios underlying the Subaccounts to which you allocate your Premiums. You bear the entire investment risk on amounts allocated to the Subaccounts. The investment policies and risks of each Portfolio are described in the accompanying prospectus for the Portfolios. The Policy Value will also reflect Premiums, amounts withdrawn, and any insurance or other charges.

(continued on next page)

         Neither the Securities and Exchange Commission nor any State Securities Commission has Approved or Disapproved of these Securities or Passed upon the Accuracy or Adequacy of this Prospectus. Any Representation to the Contrary is a Criminal Offense.


                                     The Date of this Prospectus is May 1, 2002.

         The Policy will remain in force as long as the Net Surrender Value is sufficient to pay the monthly charges under the Policy, and, in some states, the Policy Anniversary following the younger Insured Person's 100th birthday has not occurred. In addition, during the first ten Policy Years, we guarantee that the Policy will remain in effect regardless of changes in the Policy Value, as long as your total Premiums (less partial withdrawals and Policy Debt) at least equal the applicable Safety Net Premiums, as described on page [13]. In some states, the Safety Net Premium Period is less than ten years as required by law. By paying larger amounts of premiums (Age 100 No Lapse Premiums) you can extend this guarantee until the policy anniversary following the younger Insured Person's 100th birthday if you elect only Death Benefit Option 1.


         We will not accept any Premium which would cause the Policy not to qualify as a life insurance contract under the Internal Revenue Code of 1986 (the "Tax Code").

         You may cancel the Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by state law. We will refund the Policy Value as of the date we receive your Policy, plus any charges previously deducted, unless your state requires a refund of Premium.

         It may not be Advantageous for You to Replace Existing Insurance Coverage or Buy Additional Insurance if you Already Own a Variable Life Insurance Policy.

         This Prospectus is Valid only if Accompanied by the Current Prospectuses for the Portfolio Listed Above. If any of the Prospectuses are Missing or Outdated, Please Contact Us and We Will Send You the Prospectus You Need.

Please Read This Prospectus Carefully and Retain It for Your Future Reference.

         This Policy may not be available in all states.

                                TABLE OF CONTENTS



DEFINITIONS..................................................................4
QUESTIONS AND ANSWERS ABOUT YOUR POLICY......................................5
PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS................................12
         Application for a Policy............................................12
         Premiums............................................................12
         Premium Limits......................................................13
         Modified Endowment Contracts........................................13
         Safety Net and No Lapse Premiums....................................13
         Allocation of Premiums..............................................14
         Policy Value........................................................14
         Accumulation Unit Value.............................................15
         Transfer of Policy Value............................................15
         Transfers Authorized by Telephone...................................16
         Excessive Trading Limits............................................16
         Dollar Cost Averaging...............................................16
         Portfolio Rebalancing...............................................16
         Specialized Uses of the Policy......................................17
THE INVESTMENT AND FIXED ACCOUNT OPTIONS.....................................17
         Separate Account Investments........................................17
         Portfolios..........................................................17
         Voting Rights.......................................................20
         Additions, Deletions, and Substitutions of Securities...............21
         The Fixed Account...................................................21
POLICY BENEFITS AND RIGHTS...................................................21
         Death Benefit.......................................................21
         Death Benefit Options...............................................22
         Change in Face Amount...............................................22
         Optional Insurance Benefits.........................................23
         Policy Loans........................................................23
         Amount Payable on Surrender of the Policy...........................24
         Partial Withdrawals.................................................24
         Settlement Options..................................................25
         Maturity............................................................25
         Lapse and Reinstatement.............................................25
         Cancellation and Exchange Rights....................................26
         Postponement of Payments............................................26
DEDUCTIONS AND CHARGES.......................................................26
         Premium Tax Charge and Premium Expense Charge.......................26
         Monthly Deduction...................................................26
         Policy Fee..........................................................27
         Administrative Expense Charge.......................................27
         Mortality and Expense Risk Charge...................................27
         Cost of Insurance Charge............................................27
         Deduction for Separate Account Income Taxes.........................28
         Portfolio Expenses..................................................28
         Surrender Charge....................................................28
         Transfer Fee........................................................29
GENERAL POLICY PROVISIONS....................................................29
         Statements to Policy Owners.........................................29
         Limit on Right to Contest...........................................29
         Suicide.............................................................29
         Misstatement as to Age and Sex......................................29
         Beneficiary.........................................................29
         Assignment and Change of Ownership..................................30
         Dividends...........................................................30
FEDERAL TAX MATTERS..........................................................30
         Taxation of the Company and the Variable Account....................30
         Taxation of Policy Benefits.........................................30
         Modified Endowment Contracts........................................31
         Diversification Requirements........................................31
         Ownership Treatment.................................................31
DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY AND THE SEPARATE ACCOUNT.........32
         Lincoln Benefit Life Company........................................32
         Executive Officers and Directors of Lincoln Benefit.................32
         Separate Account....................................................34
         Safekeeping of the Separate Account's Assets........................34
         State Regulation of Lincoln Benefit.................................34
MARKET TIMING AND ASSET ALLOCATION SERVICES..................................34
DISTRIBUTION OF POLICIES.....................................................35
LEGAL PROCEEDINGS............................................................35
LEGAL MATTERS................................................................35
REGISTRATION STATEMENT.......................................................35
EXPERTS......................................................................35
FINANCIAL STATEMENTS.........................................................35
APPENDIX.....................................................................A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                   DEFINITIONS


         Please refer to this list for the meaning of the following terms:

Accumulation Unit - An accounting unit of measurement which we use to calculate the value of a Subaccount.

Age - An Insured Person's age at his or her last birthday.

Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy.

Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured Person who dies last, before payment of any unpaid Policy Debt or Policy Charges.


Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.


Fixed Account - The portion of the Policy Value allocated to our general account.

Grace Period - A 61-day period during which the Policy will remain in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

Insured Persons - The persons whose lives are insured under the Policy.

Issue Date - The date on which the Policy is issued. It is used to determine Policy Anniversaries, Policy Years and Policy Months.


Loan Account - An account established for amounts transferred from the Subaccounts and the Fixed Account as security for outstanding Policy loans.

Maturity Date - In states where the Policy has a Maturity Date, it is the Policy Anniversary following the younger Insured Person's 100th birthday. In most states, the Policy does not have a Maturity Date.


Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

Monthly Deduction - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.

Monthly Deduction Day - The same day in each month as the Issue Date. The day of the month on which Monthly Deductions are taken from your Policy Value.

Net Death Benefit - The Death Benefit, less any Policy Debt.

Net Investment Factor The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Subaccount.

Net Policy Value - The Policy Value, less any Policy Debt.


Net Premium - The Premium less the sum of premium tax and the premium expense charges.


Net Surrender Value - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature or the Age 100 No Lapse Premium feature is in effect.

Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.

Policy Owner ("You") - The person(s) named in the Policy application as having the privileges of ownership defined in the Policy. If the application does not provide otherwise, the younger Insured Person will be the Owner. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

Policy Value - The sum of the values of your interests in the Subaccounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.


Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.


Portfolio(s) - The underlying mutual funds in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

Premium - Amounts paid to us as premium for the Policy by you or on your behalf.

Qualified Plan - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor, or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.

Separate Account - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.

Subaccount - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

Surrender Value - The Policy Value less any applicable surrender charges.

Tax Code - The Internal Revenue Code of 1986, as amended.

Valuation Date - Each day the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Subaccounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

                              QUESTIONS AND ANSWERS
                                ABOUT YOUR POLICY

         These are answers to questions that you may have about some of the most important features of your Policy. The Policy is more fully described in the remainder of the Prospectus. Please read the Prospectus carefully.

1. What is a Flexible Premium "Last Survivor" Variable Universal Life Insurance Policy?

         The Policy has a Death Benefit, Policy Value, and other features of life insurance providing fixed benefits. It is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much premium you want to pay. It is a "last survivor" policy, because we pay the death benefit only upon the death of the last survivor of the Policy's two original Insured Persons. It is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Portfolios to which you have allocated your Premiums. The Policy Value is not guaranteed. Payment of the Death Benefit may be guaranteed under the Safety Net Premium provision or the No Lapse Premium provision. This Policy provides you with the opportunity to take advantage of any increase in your Policy Value, but you also bear the risk of any decrease.

2. What are the Charges Deducted from my Policy Value?

         When we receive a Premium from you, we will deduct a premium tax charge and a premium expense charge, before we allocate your Net Premium to the Policy Value. The combined premium tax and premium expense charges will be 6% of your Premium for the first ten Policy Years and 4% of your Premium thereafter.

         We also will take a Monthly Deduction from your Policy Value. The Monthly Deduction consists of the following charges:

         (a) A monthly policy fee of $7.50;

         (b) A monthly administrative charge equal to $0.12 per $1,000 of face amount during each of the Policy's first 84 months;

         (c) A monthly mortality and expense risk charge;

         (d) A cost of insurance charge; and

         (e) The cost of any additional benefits provided to you by rider.

         The mortality and expense risk charge for the first fourteen Policy Years will be 0.72% (on an annual basis) of the Policy Value allocated to the Subaccounts. Thereafter, we intend to charge an annual rate of 0.36%, and we guarantee that we never charge more than 0.48%.

         The cost of insurance charge covers our anticipated mortality costs. We determine it separately for the initial Face Amount of your Policy and each subsequent increase in Face Amount.

         If we ever charge you a cost of insurance rate during the first fourteen Policy Years which is greater than the rate provided by the rate scale in effect on the Issue Date, we will notify you. For 60 days after we mail that notice to you, you may surrender your Policy without paying any surrender charge.

         The monthly mortality and expense risk charge is deducted pro rata from your interest in the Subaccounts. The other parts of the Monthly Deduction are deducted pro rata from your interest in the Subaccounts and the Fixed Account.

         We impose a surrender charge to cover a portion of the sales expenses we incur in distributing the Policies. These expenses include agents' commissions, advertising, and the printing of Prospectuses. The surrender charge is described in the answer to Question 3 below and in "Surrender Charge", on page 28.

         The charges assessed under the Policy are described in more detail in "Deductions and Charges", beginning on page 26.


         In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fee and other expenses. The table below contains a summary of those charges and expenses for 2001. You should refer to the Prospectuses for the Portfolios for more information concerning their respective charges and expenses.

                            PORTFOLIO ANNUAL EXPENSES

 (After contractual reductions and reimbursements as indicated in the footnotes)
            (as a percentage of Portfolio average daily net assets)1


                                                                                                                           Total
                                                                                                                          Portfolio
                                                                              Management     Rule 12b-1        Other      Annual
Portfolio                                                                        Fees           Fees         Expenses     Expenses
--------------------------------------------------------------------------- --------------- -------------- -------------- ---------

Alger American Growth Portfolio                                                 0.75%            N/A           0.06%           0.81%
Alger American Income & Growth Portfolio                                        0.625%           N/A          0.095%           0.72%
Alger American Leveraged AllCap Portfolio                                       0.85%            N/A           0.07%           0.92%
Alger American MidCap Growth Portfolio                                          0.80%            N/A           0.08%           0.88%
Alger American Small Capitalization                                             0.85%            N/A           0.07%           0.92%
Federated Fund for U.S. Government Securities II (2)                            0.85%            N/A           0.14%           0.99%
Federated High Income Bond Fund II (2)                                          0.85%            N/A           0.16%           1.01%
Federated Utility Fund II (2)                                                   1.00%            N/A           0.17%           1.17%
Fidelity VIP Asset Manager Portfolio - Initial Class (3)                        0.53%            N/A           0.11%           0.64%
Fidelity VIP Contrafund Portfolio - Initial Class (3)                           0.58%            N/A           0.10%           0.68%
Fidelity VIP Equity-Income Portfolio - Initial Class (3)                        0.48%            N/A           0.10%           0.58%
Fidelity VIP Growth Portfolio - Initial Class (3)                               0.58%            N/A           0.10%           0.68%
Fidelity VIP Index 500 Portfolio - Initial Class (4)                            0.24%            N/A           0.11%           0.35%
Fidelity VIP Money Market Portfolio - Initial Class                             0.18%            N/A           0.10%           0.28%
Fidelity VIP Overseas Portfolio - Initial Class (3)                             0.73%            N/A           0.19%           0.92%
Janus Aspen Series Aggressive Growth Portfolio: Institutional Shares            0.65%            N/A           0.02%           0.67%
Janus Aspen Series Balanced Portfolio: Institutional Shares                     0.65%            N/A           0.01%           0.66%
Janus Aspen Series Flexible Income Portfolio: Institutional Shares              0.64%            N/A           0.03%           0.67%
Janus Aspen Series Global Value Portfolio: Service Shares (5)                   0.00%           0.25%          1.25%           1.50%
Janus Aspen Series Growth Portfolio: Institutional Shares                       0.65%            N/A           0.01%           0.66%
Janus Aspen Series Worldwide Growth Portfolio: Institutional Shares             0.65%            N/A           0.04%           0.69%
LSA Balanced Fund (6)                                                           0.80%            N/A           0.30%           1.10%
LSA Basic Value Fund (7)                                                        0.90%            N/A           0.30%           1.20%
LSA Diversified Mid-Cap Fund (7)                                                0.90%            N/A           0.30%           1.20%
LSA Emerging Growth Equity Fund (6)                                             1.05%            N/A           0.30%           1.35%
LSA Mid Cap Value Fund (7)                                                      0.85%            N/A           0.30%           1.15%
LSA Value Equity Fund (6)                                                       0.80%            N/A           0.30%           1.10%
MFS Emerging Growth Series - Initial Class (8)                                  0.75%            N/A           0.12%           0.87%
MFS Investors Trust Series - Initial Class (8)                                  0.75%            N/A           0.15%           0.90%
MFS New Discovery Series - Initial Class (8, 9)                                 0.90%            N/A           0.16%           1.06%
MFS Research Series - Initial Class (8)                                         0.75%            N/A           0.15%           0.90%
MFS Total Return Series - Initial Class (8)                                     0.75%            N/A           0.14%           0.89%
OCC Science and Technology Portfolio (10, 11)                                   0.00%            N/A           1.05%           1.05%
OCC Small Cap Portfolio                                                         0.80%            N/A           0.10%           0.90%
Oppenheimer Main Street Small Cap Fund/VA - Service Class                       0.75%           0.15%          0.29%           1.19%
PIMCO Foreign Bond Portfolio (12)                                               0.25%            N/A           0.66%           0.91%
PIMCO Total Return Portfolio (12, 13)                                           0.25%            N/A           0.41%           0.66%
Putnam VT International Growth and Income Fund - Class IB (14)                  0.80%           0.25%          0.18%           1.23%
Scudder SVSI Balanced Portfolio                                                 0.48%            N/A           0.08%           0.56%
Scudder SVSI Bond Portfolio                                                     0.48%            N/A           0.09%           0.57%
Scudder SVSI Global Discovery Portfolio (15)                                    0.98%            N/A           0.24%           1.22%
Scudder SVSI Growth and Income Portfolio                                        0.48%            N/A           0.08%           0.56%
Scudder SVSI International Portfolio                                            0.84%            N/A           0.16%           1.00%
Strong Mid Cap Growth Fund II (16, 17)                                          0.92%            N/A           0.47%           1.39%
Strong Opportunity Fund II (16, 17)                                             1.00%            N/A           0.38%           1.38%
T. Rowe Price Equity Income Portfolio                                           0.85%            N/A           0.00%           0.85%
T. Rowe Price International Stock Portfolio                                     1.05%            N/A           0.00%           1.05%
T. Rowe Price Mid-Cap Growth Portfolio                                          0.85%            N/A           0.00%           0.85%
T. Rowe Price New America Growth Portfolio                                      0.85%            N/A           0.00%           0.85%
Van Kampen LIT Growth and Income Portfolio, Class II                            0.60%           0.25%          0.15%           1.00%

1. Figures shown in the Table are for the year ended December 31, 2001 (except as otherwise noted).

2. Although not contractually obligated to do so, the shareholder services provider waived its fee during the fiscal year ended December 31, 2001. Additionally, the shareholder services provider has no present intention of charging the shareholder services fee during the year ending December 31, 2002. "Total Portfolio Annual Expenses" listed in the table above reflect gross ratios prior to any voluntary waivers/reimbursements of expenses. Had this fee reduction been taken into account, "Total Portfolio Annual Expenses" would have been lower and would equal 0.74% for Fund for U.S. Government Securities II, 0.76% for High Income Bond Fund II and 0.92% for Utility Fund II.

3. Actual "Total Portfolio Annual Expenses" were lower because a portion of the brokerage commissions that the Portfolios paid was used to reduce the Portfolios' expenses. In addition, through arrangements with the Portfolios' custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. These offsets may be discontinued at any time. Had these offsets been taken into account, "Total Portfolio Annual Expenses" would have been 0.63% for Asset Manager Portfolio, 0.64% for Contrafund Portfolio, 0.57% for Equity-Income Portfolio, 0.65% for Growth Portfolio, and 0.87% for Overseas Portfolio.

4. The Portfolio's manager has voluntarily agreed to reimburse expenses to the extent that "Total Portfolio Annual Expenses" (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the Portfolios' manager at any time. Including this reimbursement, the "Management Fees", "Other Expenses" and "Total Portfolio Annual Expenses" in 2001 were 0.24%, 0.04% and 0.28%, respectively.

5. Portfolio expenses include expense waivers. Waivers are first applied against "Management Fees" and then against "Other Expenses", and will continue until at least the next annual renewal of the advisory agreements (June 2003). Had these waivers not been in effect, "Management Fees", "Rule 12b-1 Fees", " Other Expenses" and "Total Portfolio Annual Expenses" would have been 0.65%, 0.25%, 2.72% and 3.62%, respectively.

6. Under an expense limitation agreement ("Agreement"), the manager has agreed to reduce its fees or reimburse the Portfolio for expenses incurred above certain limits. Currently, this limit is set so that the Portfolio will not incur expenses (including interest, taxes, brokerage commissions and extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets. Without these fee reductions or expense reimbursements, "Other Expenses" and "Total Portfolio Annual Expenses" for the period ending December 31, 2001 were 2.15% and 2.95% for LSA Balanced Fund, 3.05% and 4.10% for Emerging Growth Equity Fund and 2.10% and 2.90% for LSA Value Equity Fund, respectively. These reductions and reimbursements will remain in effect until at least April 30, 2003. Under certain circumstances, the Agreement provides that, commencing May 1, 2002 and continuing for three years thereafter, the manager may recoup a certain amount of its fee reductions and reimbursements. The total amount of reimbursement, if any, paid in any year to the manager may not, however, cause "Total Portfolio Annual Expenses" to exceed the percentages listed in the table.

7. Figures shown are based on estimates for the current fiscal year. Under an expense limitation agreement ("Agreement"), the manager has agreed to reduce its fees or reimburse the Portfolio for expenses incurred above certain limits. Currently, this limit is set so that the Portfolio will not incur expenses (including interest, taxes, brokerage commissions and extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets. Without these fee reductions or expense reimbursements, "Other Expenses" and "Total Portfolio Annual Expenses" for 2002 are expected to be 6.50% and 7.40% for LSA Basic Value Fund, 6.29% and 7.19% for LSA Diversified Mid-Cap Fund and 6.33% and 7.18% for LSA Mid Cap Value Fund, respectively. These reductions and reimbursements will remain in effect until at least April 30, 2003. Under certain circumstances, the Agreement provides that, commencing June 1, 2002 and continuing for three years thereafter, the manager may recoup a certain amount of its fee reductions and reimbursements. The total amount of reimbursement, if any, paid in any year to the manager may not, however, cause "Total Portfolio Annual Expenses" to exceed the percentages listed in the table.

8. Each Portfolio has an expense offset arrangement which reduces the Portfolios' custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent. Each Portfolio may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Portfolios' expenses. "Other Expenses" do not take these expense reductions into account, and are therefore higher than the actual expenses of the Portfolios. Had these fee reductions been taken into account, "Total Portfolio Annual Expenses" would have been lower and would equal 0.86% for Emerging Growth Series, 0.89% for Investors Trust Series, 1.05% for New Discovery Series, 0.89% for Research Series and 0.88% for Total Return Series.

9. MFS has contractually agreed, subject to reimbursement, to bear expenses for the Portfolio such that "Other Expenses" (after taking into account the expense offset arrangement described in note 8 above), do not exceed 0.15% of the average daily net assets of the Portfolios during the current fiscal year. Without this reimbursement agreement and the expense offset arrangement described in footnote 8, "Total Portfolio Annual Expenses" would have been 1.09%. These contractual fee arrangements will continue at least until May 1, 2003, unless changed with the consent of the board of trustees which oversee the Portfolios.

10. Each Portfolio had expenses offset by earnings credits from the custodian bank. Had the expense offsets been taken into account "Total Portfolio Annual Expenses" would have been 1.00% for Science and Technology Portfolio.

11. The adviser has agreed to waive a portion of its fee such that "Total Portfolio Annual Expenses" (after taking into consideration the expense offset described in note 12 above) do not exceed 1.00% annually. Without this waiver, "Management Fees", "Other Expenses" and "Total Portfolio Annual Expenses" would have been 0.80%, 2.42% and 3.22%, respectively. This fee waiver will remain in effect until April 30, 2003.

12. "Total Portfolio Annual Expenses" listed in the table above are gross ratios prior to any voluntary waivers or reimbursements of expenses. PIMCO has agreed to reduce "Total Portfolio Annual Expenses" to the extent they would exceed, due to the payment of organizational expenses and trustees' fees 0.90% of average daily net assets for Foreign Bond Portfolio and 0.65% for of average daily net assets for Total Return Portfolio. With these reductions, "Total Portfolio Annual Expenses" for the fiscal year ended December 31, 2001 would have been 0.90% for Foreign Bond Portfolio and 0.65% for Total Return Portfolio. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided "Total Portfolio Annual Expenses", including such recoupment, do not exceed the annual expense limit.

13. Effective May 1, 2002 the PIMCO Total Return Bond Portfolio changed its name to the PIMCO Total Return Portfolio.

14. Restated to reflect an increase in Rule 12b-1 Fees effective April 30, 2001. Actual Rule 12b-1 Fees during the most recent fiscal year were 0.22%. See the Funds' prospectus for more information about Rule 12b-1 fees payable under the Funds' distribution plan.

15. Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse "Other Expenses" to the extent necessary to limit the "Total Portfolio Annual Expenses" to 1.25%.

16. "Total Portfolio Annual Expenses" listed in the table above reflect gross ratios prior to any voluntary waivers or absorptions of expenses. As compensation for advisory services, the Portfolio pays Strong a monthly management fee at an annual rate of 0.75% of the Portfolios' average daily net assets. Strong has voluntarily agreed to waive the management fee and/or absorb the Portfolios' "Other Expenses" so that "Total Portfolio Annual Expenses" do not exceed 1.20% for Mid Cap Growth Fund II and 1.10% for Opportunity Fund II. With these waivers taken into consideration "Total Portfolio Annual Expenses" for the year ended December 31, 2001 were 1.19% for Mid Cap Growth Fund II and 1.10% for Opportunity Fund II. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the Portfolios' shareholders.

17. The Portfolio has signed a new administration agreement, under which Strong Capital Management, Inc., will provide or make provision for administrative services to the Portfolio, which were previously performed under the advisory agreement. The old investment advisory agreement covered both management and administrative services for which a single fee was charged. Effective July 31, 2001, these services were unbundled and administrative service was covered under a separate administration agreement. As a result, the management fee was reduced by 0.25% and a new administration fee was charged in the amount of 0.30%.

3. Do I Have Access to the Value of my Policy?


         While the Policy is in force, you may surrender your Policy for the Net Surrender Value. Upon surrender, life insurance coverage under the Policy will end. You may also withdraw part of your Policy Value through a partial withdrawal. A partial withdrawal must equal at least $500. For more detail, see "Amount Payable on Surrender of the Policy" and "Partial Withdrawals", on page
24. Withdrawals may have tax consequences. See Taxation of Contract Benefits on page 30 and Modified Endowment Contracts on page 31.


         We may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

         Generally, the initial amount of the Surrender Charge depends on the Face Amount of your Policy and the Insured Persons' age at issue, sex, and underwriting status as smokers or non-smokers. For example, if the Insured Persons are a male age 55 and a female age 55 and the Face Amount of coverage is $1,000,000 when your Policy is issued, the initial Surrender Charge would be as follows:

Both Non-Smokers.....................................................$13,867.00

Both Smokers.........................................................$23,975.00


         The Surrender Charge rates for each category are greater or lesser according to the ages of the Insured Persons when your Policy is issued. The maximum initial Surrender Charge will never be greater than $60 per $1000 of the initial Face Amount coverage and will never be less than $3.00 per $1000 amount of coverage.


         If you surrender your Policy after fourteen Policy Years have elapsed, we will not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the younger Insured Person's sex and age and the number of years elapsed since your Policy was issued. The applicable surrender charge percentage begins to decrease after the seventh Year.


         If you increase the Initial Face Amount of your Policy, we will determine an additional surrender charge amount applicable to the amount of the increase. We calculate the additional surrender charge using the same procedures described above, except that we use the Insured Persons' ages and underwriting classes at the time of the increase, rather than at the time your Policy was issued.

         We will include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For more detail, see "Surrender Charge", on page 28.

         In addition, each time you take a partial withdrawal, we may deduct a partial withdrawal service fee of $10 from the amount withdrawn.

4. What are the Death Benefit Options?

         While the Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the last surviving Insured Person. The Policy provides for two Death Benefit options. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount and the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the surviving Insured Person's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value will never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we will subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charges.

5. What are the Safety Net and Age 100 No Lapse Premium Features?


         Unless your state requires your Policy to provide otherwise, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Portfolios, if you have paid certain amounts of premiums. If, at the beginning of each Policy month, your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) is at least equal to the cumulative Age 100 No Lapse Premiums shown in your Policy, and so long as you choose Death Benefit Option 1, the guarantee will extend until the policy anniversary following the younger Insured Person's 100th birthday (the Age 100 No Lapse guarantee). Otherwise, the specified period will be the first ten Policy Years, or until the next Policy Anniversary after the younger Insured Person's 90th birthday, whichever period is shorter. We call this the "Safety Net" guarantee, and it requires that certain "Safety Net Premium" amounts have been paid, as specified in your Policy.

         If neither the Safety Net guarantee nor the Age 100 No Lapse guarantee is in effect, your Policy will remain in force as long as the Net Surrender Value is large enough to pay the Monthly Deductions on your Policy as they come due and, in some states, the younger Insured Person has not reached the Maturity Date. If on any Monthly Deduction Day the Net Surrender Value is less than the Monthly Deduction due, your Policy will enter the Grace Period. If you do not pay sufficient additional Premium, at the end of the Grace Period your Policy will end.

6. How Will my Policy Value be Determined?

         Your Premiums are invested in one or more of the Subaccounts of the Separate Account or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Subaccounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value will depend on the investment performance of the Subaccounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We do not guarantee a minimum Policy Value.

7. What are the Premiums for This Policy?


         You have considerable flexibility as to the timing and amount of your Premiums. You have a required Premium in your Policy, which is based on your Policy's Face Amount and the Insured Persons' ages, sex, and risk classes. You do not have to pay the required Premium after the first Policy Year. To take advantage of the Safety Net guarantee, you must pay the cumulative Safety Net Premiums due. Similarly, to take advantage of the Age 100 No Lapse guarantee, you must pay the cumulative Age 100 No Lapse Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. Your Policy also has a planned periodic Premium. You establish a planned periodic Premium when you purchase a Policy. You are not required to pay the planned periodic Premium, and we will not terminate your Policy merely because you did not pay a planned periodic Premium. If you pay more premium than permitted under Section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts on page 31.


8. Can I Increase or Decrease my Policy's Face Amount?


         Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending us a written request. Your requested increase must be at least $10,000. If you request an increase in Face Amount, you must provide us with evidence of both Insured Persons' insurability that meets our underwriting standards. An increase in the Face Amount of your Policy will increase the charges deducted from your Policy Value. We will not decrease the Face Amount of your Policy below $250,000. For more detail, see "Change in Face Amount", on page 22. Modifying the Policy's Face Amount may have tax ramifications. Please see Federal Tax Matters on page 30.


9. How are My Premiums Allocated?

         Before your Premiums are allocated to the Policy Value, we deduct a premium tax charge of 2.5% of each Premium and a premium expense charge. The premium expense charge will be 3.5% of each Premium for the first ten Policy Years and 1.5% thereafter. For more detail, see "Premium Tax Charge and Premium Expense Charge" on page 26. The remaining amount is called the Net Premium.

         When you apply for the Policy, you specify in your application how to allocate your Net Premiums among the Subaccounts and the Fixed Account. You must use whole number percentages and the total allocations must equal 100%. You may change your allocation percentages at any time by notifying us in writing.

         Generally, we will allocate your Premiums to the Subaccounts and the Fixed Account as of the date your Premiums are received in our home office. If a Premium requires underwriting, the Premium will not be allocated nor will it earn interest prior to the Issue Date. Once underwriting approval and Premium is received, we will allocate that Premium in accordance with your most recent instructions. If there are outstanding requirements when we issue the Policy which prevent us from placing your Policy in force, your Premiums will not be allocated until all requirements are satisfied.


         In some states, we are required to return at least your Premium if you cancel your Policy during the "free-look" period. In those states, currently we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Subaccounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state's free look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fidelity Money Market Subaccount.


         You may transfer Policy Value among the Subaccounts and the Fixed Account while the Policy is in force, by writing to us or calling us at 1-800-525-9287. While we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 upon the second and each subsequent transfer in a single calendar month. While you may also transfer amounts from the Fixed Account, certain restrictions may apply. For more detail, see "Transfer of Policy Value" and "Transfers Authorized by Telephone", on pages 15 and 16. You may also use our automatic Dollar Cost Averaging program or our Portfolio Rebalancing program. You may not use both programs at the same time.


         Under the Dollar Cost Averaging program, amounts are automatically transferred at regular intervals from the Fixed Account or a Subaccount of your choosing up to eight options, including other Subaccounts or the Fixed Account. Transfers may be made monthly, quarterly, or annually. For more detail, see "Dollar Cost Averaging", on page 16.


         Under the Portfolio Rebalancing program, you can maintain the percentage of your Policy Value allocated to each Subaccount at a pre-set level. Investment results will shift the balance of your Policy Value allocations. If you elect rebalancing, we will automatically transfer your Policy Value back to the specified percentages at the frequency (monthly, quarterly, semiannually, annually) that you specify. For more detail, see "Portfolio Rebalancing", on page 16.

10. What are my Investment Choices Under the Policy?

         You can allocate and reallocate your Policy Value among the Subaccounts, each of which in turn invests in a single Portfolio. Under the Policy, the Separate Account currently invests in the following Portfolios:


Fund                                                                   Portfolio
----------------------------------------------------------------------------------------
The Alger American Fund                                                Growth Portfolio
                                                                       Income and Growth Portfolio
                                                                       Leveraged AllCap Portfolio
                                                                       MidCap Growth Portfolio
                                                                       Small Capitalization Portfolio,
-----------------------------------------------------------------------------------------
Federated Insurance Series                                             Fund for U.S. Government Securities II
                                                                       High Income Bond Fund II,
                                                                       Utility Fund II
------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund                              Asset Manager Portfolio
                                                                       Contrafund Portfolio
                                                                       Equity-Income Portfolio
                                                                       Growth Portfolio
                                                                       Index 500 Portfolio
                                                                       Money Market Portfolio
                                                                       Overseas Portfolio,
-------------------------------------------------------------------------------------------
Janus Aspen Series                                                     Aggressive Growth Portfolio: Institutional Shares
                                                                       Balanced Portfolio: Institutional Shares
                                                                       Flexible Income Portfolio: Institutional Shares
                                                                       Global Value Portfolio: Service Shares
                                                                       Growth Portfolio: Institutional Shares
                                                                       Worldwide Growth Portfolio: Institutional Shares
-------------------------------------------------------------------------------------------
LSA Variable Series Trust                                              Balanced Fund
                                                                       Basic Value Fund
                                                                       Diversified Mid-Cap Fund
                                                                       Emerging Growth Equity Funde
                                                                       Mid Cap Value Fund
                                                                       Value Equity Fund
-------------------------------------------------------------------------------------------
MFS Variable Insurance Trust                                           Emerging Growth Series
                                                                       Investors Trust Series
                                                                       New Discovery Series
                                                                       Research Series
                                                                       Total Return Series
-------------------------------------------------------------------------------------------
OCC Accumulation Trust                                                 Science and Technology Portfolio
                                                                       Small Cap Portfolio
-------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds                                     Main Street Small Cap Fund/VA - Service Class
-------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust                                         Foreign Bond Portfolio
                                                                       Total Return Portfolio
-------------------------------------------------------------------------------------------
Putnam Variable Trust                                                  International Growth and Income Fund - Class 1B
-------------------------------------------------------------------------------------------
Scudder Variable Series I                                              Balanced Portfolio
                                                                       Bond Portfolio
                                                                       Global Discovery Portfolio
                                                                       Growth and Income Portfolio
                                                                       International Portfolio
-------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.                                       Opportunity Fund II
-------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc.                                  MidCap Growth Fund II
-------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.                                      Equity Income Portfolio
                                                                       Mid-Cap Growth Portfolio
                                                                       New America Growth Portfolio
-------------------------------------------------------------------------------------------
T. Rowe Price International Series, Inc.                               International Stock Portfolio
-------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust                                       Growth and Income Portfolio, Class II
-------------------------------------------------------------------------------------------


         Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies, which are described in the accompanying Prospectuses for the Portfolios.

         Some of the Portfolios described in this Prospectus may not be available in your Policy. In addition, the Fixed Account is available in most states.

11. May I Take Out a Policy Loan?

         Yes, you may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see "Policy Loans", on page 23.

12. What are the Tax Consequences of Buying This Policy?

         Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

         Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you will be taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid will be treated as ordinary income.


         Special rules govern the tax treatment of life insurance policies which meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of premium. The income portion of the distribution is includible in your taxable income. Also, an additional 10% penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. For more information on the tax treatment of the Policy, see "Federal Tax Matters", beginning on page 30.


13. Can I Return this Policy After it has been Delivered?


         You may cancel your Policy by returning it to us within ten days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we will pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. In some states, we are required to send you the amount of your Premiums. In those states, we currently are allocating your initial Premium as described in the answer to question 7 above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Subaccounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state's free look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fidelity VIP Money Market Subaccount. Your Policy will contain specific information about your free-look rights in your state.


         In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. We will not charge you to perform this amendment.

                  PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS


Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at our home office. We generally will not issue Policies to insure people who are older than age 85. The minimum Face Amount for a Policy is $250,000. Before we issue a Policy, we will require you to submit evidence satisfactory to us that the Insured Persons meet our underwriting requirements to issue coverage. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we will return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements attached to this prospectus or in endorsements to the Policy, as appropriate.

         We will issue your Policy when we have determined that your application meets our underwriting requirements. We will apply our customary underwriting standards to the proposed Insured Persons. If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature.

         We will commence coverage of the Insured Persons under the Policy, if they are both then still living, on the later of:

         1) the Issue Date, and

         2) the date that we receive your first Premium,

         3) the date that all requirements have been met.

         If you pay a Premium with your application and your requested Face Amount is less than $500,000, we will provide the Insured Persons with temporary conditional insurance if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application if both Insured Persons are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. If your application qualifies for temporary conditional insurance, coverage generally starts when you complete your application and pay the first Premium. If a medical exam or lab test results are required, however, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy months, and Policy Years.

Premiums. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We will send you a reminder notice if you pay annually, semi-annually, or quarterly. You may also make a Monthly Automatic Payment.

         After the first Policy Year, you may pay additional Premiums at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained below.

         While your Policy also will show a planned periodic Premium amount, you are not required to pay planned periodic Premiums. The planned periodic Premium is set by you when you purchase your Policy. Your Policy will not lapse, however, merely because you did not pay a planned periodic Premium.

         Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net or Age 100 No Lapse Premium amounts and the Net Surrender Value is no longer enough to pay the Monthly Deductions. However, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your payments are greater than or equal to the Safety Net or Age 100 No Lapse Premium amounts.

         Premiums must be sent to us at our home office. Unless you request otherwise in writing, we will treat all payments received while a Policy loan exists as new Premium.

Premium Limits. Before we will accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium which would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.


Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a "modified endowment contract", a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Tax Matters: Modified Endowment Contracts", on page 31.


         Your Policy could be deemed to be a modified endowment contract if, among other things, you pay too much Premium or the Death Benefit is reduced. We will monitor the status of your Policy and advise you if you need to take action to prevent the Policy from being deemed to be a modified endowment contract. If you pay a Premium that would result in your Policy being deemed a modified endowment contract, we will notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy being deemed a modified endowment contract. If, however, you choose to have your Policy deemed a modified endowment contract, we will not refund the Premium.

         If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed to be a modified endowment contract. Our ability to determine whether a replaced policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the policy data we receive from the other insurer. We do not consider ourselves to be liable to you if that data is insufficient to accurately determine whether the replaced policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premium to your Policy without causing it to become a modified endowment contract.


"Safety Net" and "Age 100 No Lapse" Premiums. The Safety Net and Age 100 No Lapse Premium features are intended to enable you to ensure that your Policy (including any riders) will remain in force during a specified period regardless of changes in the Policy Value. The specified Safety Net period is the first ten Policy Years or, if sooner, until the Policy Anniversary after the younger Insured Person reaches age 90.


         In some states, the Safety Net Premium period of ten years is not permitted by law. In those states, the specified period is five years. Please check with your local representative on the Safety Net period approved in your state.

         The specified Age 100 No Lapse period can extend until the first Policy Anniversary after the younger Insured Person reaches age 100 unless you change to Death Benefit Option 2 before then.

         As a general rule, your Policy will enter the Grace Period, and may lapse, if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. Under the Safety Net and Age 100 No Lapse Premium features, however, we guarantee that regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your Policy is still within either or both of the Safety Net or Age 100 No Lapse periods, and you have met our premium payment test for that period. The Safety Net Premium test requires that the cumulative amount of all premiums you have paid under your policy (less any partial withdrawals you have made and less any outstanding Policy Debt) at least equals the cumulative amount of monthly Safety Net premiums for the number of Policy Months that have then elapsed. If you have failed to pay Safety Net Premiums on a timely basis and the Net Surrender Value is not sufficient to cover all Policy charges and expenses, we will send you a notice of this deficiency. At that time you will have the option to pay an amount equal to either:

1. the shortfall between the total value of all Safety Net Premiums for the number of Policy Months that have elapsed less the amount of Safety Net premium previously paid; or

2. the amount necessary to bring the Net Surrender Value up to a positive amount.

         The Age 100 No Lapse Premium test requires that, as of each Monthly Deduction Day, the cumulative amount of all premiums you have paid under your policy (less any partial withdrawals you have made and less any outstanding Policy Debt) at least equals the cumulative amount of monthly Age 100 No Lapse Premium for the number of Policy Months that have then elapsed. The Age 100 No Lapse Premiums will be higher than the Safety Net Premiums, because the period of the Age 100 No Lapse guarantee is longer, and the Age 100 No Lapse guarantee will become unavailable if you ever choose or have chosen Death Benefit Option 2.

         During the first Policy Year, the Safety Net Premium amount will equal the required Premium. As a result, if you continue to pay that amount on a timely basis, take no Policy loans or partial withdrawals, and request no benefit changes, the Safety Net Premium feature will remain in effect for its full period. The amounts of your Safety Net and Age 100 No Lapse premiums appear on page 3 of your Policy. We determine these premium amounts actuarially based on the Face Amount and optional rider benefits you have chosen, as well as the age, gender and other insurance risk characteristics of the Insured Persons. If you increase your Policy's Face Amount or add certain rider benefits, the amount of your Safety Net and Age 100 No Lapse Premiums due for subsequent months may increase. A decrease in Face Amount, cancellation of a rider benefit or certain partial withdrawals can cause these premium amounts to decrease for subsequent months. A change in Death Benefit Option may similarly change the Safety Net Premium. We will send you a revised page 3 that shows any new Safety Net or Age 100 No Lapse Premium amounts.

         If on any Monthly Deduction Day you fail to meet the premium requirement for either of the Safety Net or Age 100 No Lapse guarantees, we will let you know and you will have 61 days to satisfy the shortfall, assuming the period of the guarantee has not yet expired. If you do not pay at least the shortfall, the Age 100 No Lapse guarantee will end and it cannot be reinstated. If the Age 100 No Lapse guarantee is no longer in effect, the Policy will stay in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions, or the Safety Net feature is in effect. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement", on page 25.

Allocation of Premiums. Your Net Premiums are allocated to the Subaccount(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%.

         We will allocate your subsequent Net Premiums in those percentages, until you give us new allocation instructions.

         You initially may allocate your Policy Value to up to twenty-one options, counting each Subaccount and the Fixed Account as one option. You may add or delete Subaccounts and/or the Fixed Account from your allocation instructions, but we will not execute instructions that would cause you to have Policy Value in more than twenty-one options. In the future we may waive this limit.


         Usually, we will allocate your initial Net Premium to the Subaccounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we will allocate your initial Net Premium to the Subaccounts on the date we receive it. If there are outstanding requirements when we issue the Policy which prevent us from placing your Policy in force, your Premiums will not be allocated until all requirements are satisfied. No earnings or interest will be credited before the Issue Date.

         In some states, we are required to return at least your Premium if you cancel your Policy during the "free-look" period. In those states, currently we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Subaccounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state's free look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fidelity VIP Money Market Subaccount.


         We will make most valuations in connection with the Policy on the date a Premium is received or your request for other action is received, if that date is a Valuation Date and a date that we are open for business. If the date of receipt is not a Valuation Date on which we are open for business we will make that determination on the next succeeding day which is a Valuation Date and a date on which we are open for business. For a discussion of those days on which we are not open for business, see Transfer of Policy Value on page 15. The only exception to this procedure for valuation of premium is as explained on this page for initial premium.

Policy Value. Your Policy Value is the sum of the value of your Accumulation Units in the Subaccounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value will change daily to reflect the performance of the Subaccounts you have chosen, the addition of interest credited to the Fixed Account, the addition of net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

         On the Issue Date or, if later, the date your first Premium is received, your Policy Value will equal the Net Premium less the Monthly Deduction for the first Policy Month.

         On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal: (1) The total value of your Accumulation Units in the Subaccount; plus (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

         On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal: (1) Any Net Premium allocated to it, plus (2) Any Policy Value transferred to it from the Subaccounts; plus (3) Interest credited to it; minus (4) Any Policy Value transferred out of it; minus (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus (6) The portion of any Monthly Deduction allocated to the Fixed Account.

         All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.


Accumulation Unit Value. The Accumulation Unit Value for each Subaccount will vary to reflect the investment experience of the corresponding Portfolio. We will determine the Accumulation Unit Value for each Subaccount on each Valuation Day. A Subaccount's Accumulation Unit Value for a particular Valuation Day will equal the Subaccount's Accumulation Unit Value on the preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount for the Valuation Period then ended. The Net Investment Factor for each Subaccount is (1) divided by (2), where: (1) is the net result of (a) the asset value per share of the Portfolio held in the Subaccount at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gain distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Subaccount (no federal income taxes are applicable under present law); and (2) is the net asset value per share of the Portfolio held in the Subaccount at the end of the last prior Valuation Period.


         You should refer to the Prospectuses for the Portfolios which accompany this Prospectus for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Subaccount and, therefore, your Policy Value. For more detail, see "Policy Value", on page 14.

Transfer of Policy Value. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Subaccounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future.

         You currently may not have Policy Value in more than twenty-one options, counting each Subaccount and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.


         As a general rule, we only make transfers on days when we and the NYSE are open for business. If we receive your request on one of those days, we will make the transfer that day. We close our offices for business on certain days immediately preceding or following certain national holidays when the NYSE is open for business. For calendar year 2002, our offices will be closed on July 5th and November 29th . For transfers requested on these days, we will make the transfer on the first subsequent day on which we and the NYSE are open.


         We have established special requirements for transfers from the Fixed Account. You may make a lump sum transfer from the Fixed Account to the Subaccounts only during the 60 day period beginning on the Issue Date and each Policy Anniversary. We will not process transfer requests received at any other time. Transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program may occur at any time at the intervals you have selected.

         The maximum amount which may be transferred as a lump sum or as portfolio rebalancing transfers from the Fixed Account during a Policy Year usually is:

     30% of the Fixed Account balance on the most recent Policy Anniversary; or

     the largest total amount transferred from the Fixed Account in any prior Policy Year.

         This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Subaccounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer. We may waive or modify these restrictions on transfers from the Fixed Account. You may not transfer Policy Value or allocate new Premiums into the Fixed Account, if transfers are being made out under the Dollar Cost Averaging program.

         In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Subaccount(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We will notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day on which we and the NYSE are open for business, at that day's price.

         In the future, we may charge you the transfer fee described on page 29, although currently we are waiving it. In addition, we may suspend, modify or terminate the telephone transfer privilege at any time without notice.

         We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

Excessive Trading Limits. If allowed in your state, we reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners, if:


o We believe, in our sole discretion, that excessive trading by such Policy Owner or Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Subaccount or the share prices of the corresponding Portfolio or would be to the disadvantage of other Policy Owners; or

o We are informed by one or more of the corresponding Portfolios that they intend to restrict the purchase or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Portfolio shares.


We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.


Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Subaccount of your choosing up to eight options, including other Subaccounts or the Fixed Account. The interval between transfers may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer will occur one interval after your Issue Date.


         Your request to participate in this program will be effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of Purchase Payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. They are explained above.

         The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from a subaccount with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile subaccount. You may not use dollar cost averaging and portfolio rebalancing at the same time.

Portfolio Rebalancing. Portfolio rebalancing allows you to maintain the percentage of your Policy Value allocated to each Subaccount and/or the Fixed Account at a pre-set level. For example, you could specify that 30% of your Policy Value should be in the Balanced Portfolio, 40% in the Growth Portfolio-Janus Aspen Series and 30% in the Fidelity VIP II Contrafund Portfolio. Over time, the variations in each Subaccount's investment results will shift the balance of your Policy Value allocations. Under the portfolio rebalancing feature, we will automatically transfer your Policy Value, including new Premiums (unless you specify otherwise), back to the percentages you specify. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments.

         You may choose to have rebalances made monthly, quarterly, semi-annually, or annually. We will not charge a transfer fee for portfolio rebalancing. No more than eight Subaccounts, or seven Subaccounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. We will automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

         Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we will not transfer additional amounts from the Fixed Account for portfolio rebalancing purposes until the next Policy Year.

         You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application but if you do not specify a date for your first rebalancing, it will occur one period after the Issue Date. Otherwise, your first rebalancing will occur one period after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

         Generally, you may change the allocation percentages, frequency, or choice of Subaccounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

         If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of portfolio rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit, or suspend Portfolio Rebalancing at any time.


Specialized Uses of the Policy. Because the Policy provides for an accumulation of Policy Value as well as a Death Benefit, you may wish to use it for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes involves certain risks. For example, if the investment performance of the Subaccounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy loans may significantly affect current and future Policy Value, Surrender Value, or Death Benefit proceeds. Depending upon the investment performance of the Portfolios in which the Subaccounts invest and the amount of a Policy loan, a Policy loan may cause your Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters," beginning on page 30.)


                    THE INVESTMENT AND FIXED ACCOUNT OPTIONS


Separate Account Investments


Portfolios. Each of the Subaccounts of the Separate Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.

         Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio have no effect on the investment performance of any other Portfolio.


         We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review the Portfolios' Prospectuses before allocating amounts to the Subaccounts of the separate account.


                   Portfolio                                 Portfolio Objective                            Investment Adviser

The Alger American Fund                                                                      Fred Alger Management, Inc.
   Growth Portfolio                               Long-term capital appreciation
   Income & Growth Portfolio                      Seeks to provide a high level of dividend
                                                  income.  Its secondary goal is to provide
                                                  capital appreciation.
   Leveraged AllCap Portfolio                     Long-term capital appreciation

                                       17

                   Portfolio                                 Portfolio Objective                            Investment Adviser

   MidCap Growth Portfolio                        Long-term capital appreciation
   Small Capitalization Portfolio                 Long-term capital appreciation

Federated Insurance Series                                                                   Federated Investment Management Company
   Fund for U.S. Government Securities II         Current income
   High Income Bond Fund II                       High current income
   Utility Fund II                                High current income and moderate capital
                                                  appreciation

Fidelity Variable Insurance Products Fund                                                    Fidelity Management & Research Company
   Asset Manager Portfolio - Initial Class        High total return with reduced risk over
                                                  the long term
   Contrafund Portfolio - Initial Class           Long-term capital appreciation
   Equity-Income Portfolio - Initial Class        Reasonable income
   Growth Portfolio - Initial Class               Capital appreciation
   Index 500 Portfolio - Initial Class            Investment results that correspond to the
                                                  total return of common stocks
                                                  publicly traded in the United
                                                  States, as represented by the
                                                  S&P 500.
   Money Market Portfolio - Initial Class         As high a level of
                                                  current income as is
                                                  consistent with preserving
                                                  capital and providing
                                                  liquidity.
   Overseas Portfolio - Initial Class             Long-term growth of capital

Janus Aspen Series                                                                           Janus Capital Corporation
   Aggressive Growth Portfolio: Institutional     Long-term growth of capital
   Shares
   Balanced Portfolio: Institutional Shares       Long-term growth of capital consistent
                                                  with preservation of capital and balanced
                                                  by current income.
   Flexible Income Portfolio: Institutional       Seeks to maximize total return from a
   Shares                                         combination of current income and capital
                                                  appreciation, with an emphasis on current
                                                  income.
   Global Value Portfolio: Service Shares         Long-term growth of capital
   Growth Portfolio: Institutional Shares         Long-term growth of capital in a manner
                                                  consistent with the preservation of
                                                  capital.
   Worldwide Growth Portfolio: Institutional      Long-term growth of capital in a manner
   Shares                                         consistent with the preservation of
                                                  capital.

LSA Variable Series Trust                                                                    LSA Asset Management LLC
   Balanced Fund (1)                              Combination of growth of capital and
                                                  investment income (growth of capital is
                                                  the primary objective).
   Basic Value Fund (2)                           Long-term growth of capital.
   Diversified Mid-Cap Fund (3)                   Long-term growth of capital.
   Emerging Growth Equity Fund (4)                Capital appreciation.
   Mid Cap Value Fund (5)                         Long-term capital growth.
   Value Equity Fund (6)                          Long-term growth of capital with current
                                                  income as a secondary objective.

                                       18

MFS Variable Insurance Trust                                                                 MFS Investment Management(R)
   Emerging Growth Series - Initial Class         Long-term growth of capital
   Investors Trust Series - Initial Class         Long-term growth of capital with a
                                                  secondary objective to seek reasonable
                                                  current income
   New Discovery Series - Initial Class           Capital appreciation
   Research Series - Initial Class                Long-term growth of capital and future
                                                  income
   Total Return Series - Initial Class            Seeks to provide above-average income
                                                  (compared to a portfolio invested
                                                  entirely in equity securities) consistent
                                                  with the prudent employment of capital
                                                  and secondarily to provide a reasonable
                                                  opportunity for growth of capital and
                                                  income.

OCC Accumulation Trust                                                                       OpCap Advisors
   Science and Technology Portfolio               Capital appreciation
   Small Cap Portfolio                            Capital appreciation

Oppenheimer Variable Account Funds                                                           OppenheimerFunds Inc.
   Main Street Small Cap Fund/VA - Service Class  Capital appreciation

PIMCO Variable Insurance Trust                                                               Pacific Investment Management Company
   Foreign Bond Portfolio                         To maximize total return, consistent with
                                                  preservation of capital and prudent
                                                  investment management.
   Total Return Portfolio                         To maximize total return, consistent with  Pacific Investment Management Company preservation of capital and prudent
                                                  investment management.

Putnam Variable Trust                                                                        Putnam Investment Management Inc.
   International Growth and Income Fund - Class   Capital growth.  Current income is a
   IB                                             secondary objective.

Scudder Variable Series I                                                                    Deutsche Investment Management
                                                                                              (Americas) Inc.
   Balanced                                       Portfolio Balance of growth
                                                  and income, and also long-term
                                                  preservation of capital.
   Bond                                           Portfolio High level of income
                                                  consistent with a high quality
                                                  portfolio of debt securities.
   Global                                         Discovery Portfolio Above
                                                  average capital appreciation
                                                  over the long-term.
   Growth                                         and Income Portfolio Long-term
                                                  growth of capital, current
                                                  income and growth of income.
   International Portfolio                        Long-term growth of capital.

Strong Opportunity Fund II, Inc.                                                             Strong Capital Management, Inc.
   Opportunity Fund II                            Capital growth

Strong Variable Insurance Funds, Inc.                                                        Strong Capital Management, Inc.
   Mid Cap Growth Fund II                         Capital growth

                                       19

T. Rowe Price Equity Series, Inc.                                                            T. Rowe Price Associates, Inc.
   Equity Income Portfolio                        Seeks to provide substantial dividend
                                                  income as well as long-term growth of
                                                  capital
   Mid-Cap Growth Portfolio                       Long-term growth of capital
   New America Growth Portfolio                   Long-term growth of capital

T. Rowe Price International Series, Inc.                                                     T. Rowe Price International, Inc.
   International Stock Portfolio                  Long-term growth of capital

Van Kampen Life Investment Trust                                                             Van Kampen Asset Management Inc.
   Growth and Income Portfolio, Class II          Long-term growth of capital and income

1.       Sub-advised by OpCap Advisors.

2.       Sub-advised by A I M Capital Management, Inc.

3.       Sub-advised by Fidelity Management & Research Company.

4.       Sub-advised by RS Investment Management, L.P.

5.       Sub-advised by Van Kampen Asset Management Inc.

6.       Sub-advised by Salomon Brothers Asset Management Inc.

         Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying Prospectuses of the Portfolios for further information.

         We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We will use the net Premiums you allocate to a Subaccount to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

         Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

         Certain of the Portfolios sell their shares to Separate Accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Lincoln Benefit will bear the attendant expenses.

Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Subaccounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

         As a general rule, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

         If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Policy owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy owners.

         We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

         In addition, we may disregard voting instructions in favor of changes initiated by Policy owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

         This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

Additions, Deletions, and Substitutions of Securities. If the shares of any of the Portfolios should no longer be available for investment by the Policy, in the judgment of our Board of Directors, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

         We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

(a) to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Subaccount to another, or from any Subaccount to our general account;

(d) to add, combine, or remove Subaccounts in the Separate Account; and

(e) to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in "Deductions and Charges Deduction for Separate Account Income Taxes" on page 28.

(f) to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

         If we take any of these actions, we will comply with the then applicable legal requirements.

         The Fixed Account. The portion of the policy relating to the Fixed Account is not registered under the Securities Act of 1933 and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the Federal Securities Laws regarding accuracy and completeness.

         You may allocate part or all of your Premiums to the Fixed Account in states where it is available. The Fixed Account is not available in some states. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Allstate Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

         We will credit interest to amounts allocated to the Fixed Account. We guarantee that the effective annual interest rate credited to the Fixed Account will be at least 4%. We may credit interest at a higher rate, but we are not obligated to do so. You assume the risk that interest credited to the Fixed Account may be no higher than the minimum guaranteed rate.

Transfers from the Fixed Account are subject to the limitations described on page 15. Also, we may delay payment of the Surrender Value from the Fixed Account for up to 6 months.

                           POLICY BENEFITS AND RIGHTS

Death Benefit. While your Policy is in force, we will pay the Death Benefit proceeds upon the death of the second Insured Person to die (the "surviving Insured Person"). We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options", on page 25, we will pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

         The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit.

We will determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the surviving Insured Person dies. We will usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

         The amount of the Death Benefit will be based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.

Death Benefit Options.  You may choose one of two Death Benefit options:

         (1) If you select Option 1, the Death Benefit will be the greater of:
(a) the Face Amount of the Policy, or (b) the Policy Value multiplied by the applicable corridor percentage as described below.

         (2) If you select Option 2, the Death Benefit will be the greater of:
(a) the Face Amount plus the Policy Value, or (b) the Policy Value multiplied by the applicable corridor percentage as described below.

         While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. They vary according to the age that the younger Insured Person had attained (or would have attained at the date of the surviving Insured Person's death). We set the corridor percentages so as to seek to ensure that the Policies will qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may therefore increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount).

Examples:

                                                                                                             A              B
Face Amount                                                                                                 1,000,000      1,000,000
Death Benefit Option                                                                                                1              1
Younger Insured Person's Age                                                                                       45             45
Policy Value on Date of Death                                                                                 480,000        340,000
Applicable Corridor Percentage                                                                                   215%           215%
Death Benefit                                                                                               1,032,000      1,000,000

         In Example A, the Death Benefit equals $1,032,000, i.e., the greater of $1,000,000 (the Face Amount) and $1,032,000 (the Policy Value at the surviving Insured Person's Date of Death of $480,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

         In Example B, the Death Benefit is $1,000,000, i.e., the greater of $1,000,000 (the Face Amount) or $731,000 (the Policy Value of $340,000 multiplied by the corridor percentage of 215%).

         Option 1 is designed to provide a specific amount of Death Benefit that does not vary with changes in the Policy Value. Therefore, under Option 1, as your Policy Value increases, the net amount at risk under your Policy will decrease. Under Option 2, on the other hand, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Therefore, if you select Option 2, your Policy generally will involve a constant net amount at risk. Since the cost of insurance charge on your Policy is based upon the net amount at risk, the cost of insurance charge will generally be less under a Policy with an Option 1 Death Benefit than under a similar Policy with an Option 2 Death Benefit. As a result, if the Subaccounts you select experience favorable investment results, your Policy Value will tend to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 will increase or decrease directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

         After the first Policy Year, you may change the Death Benefit option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we will increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we will decrease the Face Amount of your Policy by the amount of the Policy Value. Also, please remember that changing from Option 1 to Option 2 will make our No Lapse feature unavailable.

         We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory as to both Insured Persons in the case of a change from Option 1 to Option 2. We will not permit you to change the Death Benefit option under your Policy if afterward the Face Amount remaining in force would be less than $250,000. We also reserve the right to limit the frequency of your changes in death benefit option.

         The change will take effect on the Monthly Deduction Day on or immediately following the date we receive your written request or, for a change from Option 1 to Option 2, on or immediately following the date we approve it.

         If the Policy remains in force until the first Policy Anniversary after the younger Insured Person reaches age 100, your Policy will no longer have an Option 2 death benefit, and we will automatically convert your Policy to Option 1 if you have Option 2 in effect at that time.

Change In Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this

Prospectus. You should be aware that a change in the Face Amount will change the net amount at risk and, therefore, the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request.

         If you request a decrease in Face Amount, we will first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We will not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $250,000. A decrease in the Face Amount will affect the Safety Net Premium.

         To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured Persons are insurable. We will not permit any increase in Face Amount after the younger Insured Person's 85th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months. We also have the right to place other limits on the amount of increases.


         You should be aware that an increase in the Face Amount of your Policy will affect the cost of insurance charges applicable to your Policy. As noted above, we will deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also will increase the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 28 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also will increase. Finally, increases in the Face Amount of your Policy will also increase the Safety Net Premium amount and the Age 100 No Lapse Premium amount. Modifying the Policy's Face Amount may have tax ramifications. Please see Federal Tax Matters on page 30.

Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We will require evidence of insurability before we issue a rider to you. We will deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. In our discretion we may offer additional riders or stop offering a rider.


Individual Insured Term Rider. This rider provides additional term life insurance coverage on one of the Insured Persons. A separate rider may be purchased for each Insured Person. This coverage will not, however, extend beyond the first Policy Anniversary after the Insured Person covered by the rider reaches age 99. Until the Insured Person covered by the rider reaches age 75, you may exchange the rider for a new policy. We will not require evidence of insurability to exchange the rider.

Last Survivor Four Year Term Insurance: This rider pays a specified death benefit on the death of the surviving Insured Person if both Insured Persons die within the first four Policy years. Thereafter, this rider ends.

"Split" Coverage Option: If the Insured Persons divorce or certain federal estate tax law changes occur, this rider permits the coverage to be "split" into two individual life insurance policies on the Insured Persons. Currently, only fixed benefit (non-variable) life insurance policies are available for such "splits." Splitting a Policy's coverage could have negative tax consequences, including, but not limited to, the recognition of taxable income in the amount of any gain in the policy at the time of the split.

         If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Policy Loans. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for a loan is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy loan to you.

         We will ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described in "Postponement of Payments" on page 26. While the Policy remains in force, you may repay the loan in whole or in part without any penalty at any time while one or both of the Insured Persons is living.

         When we make a Policy loan to you, we will transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We will also transfer in this manner Policy Value equal to any due and unpaid loan interest. We will usually take the transfers from the Subaccounts and the Fixed Account pro rata based upon the balances of each Subaccount and the Fixed Account. However, we will not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account will be credited with interest at the Loan Credited Rate stated in your Policy.

         You may borrow an amount equal to your Policy Value, less all Premiums paid, as a Preferred Loan. The interest rate charged for Preferred Loans is 4.0% per year. We will treat any other loan as a Standard Loan. The interest rate on Standard Loans is 6.0% per year.

         Interest on Policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy loan when due, the unpaid interest will become part of the Policy loan and will accrue interest at the same rate. In addition, we will transfer the difference between the value of the Loan Account and the Policy Debt on a pro-rata basis from the Subaccounts and the Fixed Account to the Loan Account.


         If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.


         If you transfer a Policy loan from another insurer as part of Section 1035 tax-free exchange, we will treat a loan of up to 20% of your Policy Value as a Preferred Loan. If the amount due is more than 20% of your Policy Value, we will treat the excess as a Standard Loan. The treatment of transferred Policy loans is illustrated in the following example:

Transferred Policy Value                                                                    $190,000
Transferred Policy Loan                                                                       40,000

Surrender Value                                                                             $150,000
20% of Policy Value                                                                          $38,000
Preferred Loan                                                                               $38,000
Standard Loan                                                                                                                 $2,000

         If the total outstanding loan(s) and loan interest exceeds the surrender value of your Policy, we will notify you and any assignee in writing. To keep the Policy in force, we will require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy will lapse and terminate without value. As explained in the section entitled "Lapse and Reinstatement" on page 25, however, you may subsequently reinstate the Policy. Before we will permit you to reinstate the Policy, we will require either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences. Please consult a tax adviser for details.

         All or any part of any Policy loan may be repaid while the Policy is still in effect. If you have a Policy loan outstanding, we will assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment will be allocated among the Subaccounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment will be deducted from the Loan Account.

         A Policy loan, whether or not repaid, will have a permanent effect on the Policy Value because the investment results of each Subaccount and the Fixed Account will apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a Policy loan. If the Subaccounts and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a Policy loan. Also, if your do not repay a Policy loan, total outstanding Policy Debt will be subtracted from the Death Benefit and Surrender Value otherwise payable.

Amount Payable on Surrender of the Policy. While your Policy is in force, you may fully surrender your Policy. Upon surrender, we will pay you the Net Surrender Value determined as of the day we receive your written request. Your Policy will terminate on the day we receive your written request, or the date requested by you, whichever is later. We may require that you give us your Policy document before we pay you the surrender proceeds.

         The Net Surrender Value equals the Policy Value, minus any applicable surrender charge, minus any Policy Debt. We will determine the Net Surrender Value as of the end of the Valuation Period during which we received your request for surrender. We will pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you have requested, whichever is later.

         You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" on page 25.


The tax consequences of surrendering the Policy are discussed in "Federal Tax Matters," beginning on page 30.


Partial Withdrawals. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. You must request the partial withdrawal in writing. Your request will be effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

         The minimum partial withdrawal amount is $500. We will subtract the partial withdrawal service fee of $10 from your remaining Net Surrender Value. You may not make a partial withdrawal that would reduce the Net Surrender Value to less than $500.


         You may specify how much of your partial withdrawal you wish to be taken from each Subaccount or from the Fixed Account. You may not, however, withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately prior to the withdrawal.

         If you have selected Death Benefit Option 1, a partial withdrawal will reduce the Face Amount of your Policy as well as the Policy Value. We will reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $250,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals will first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

         Under Option 2, a reduction in Policy Value as a result of a partial withdrawal will typically result in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.


The tax consequences of partial withdrawals are discussed in "Federal Tax Matters" beginning page 30.


Settlement Options. We will pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the settlement options that we then offer. You may request a settlement option by notifying us in writing at the address given on the first page of this Prospectus. We will transfer to our Fixed Account any amount placed under a settlement option and it will not be affected by the investment performance of the Separate Account.

         You may request that the proceeds of the Policy be paid under a settlement option by submitting a request to us in writing before the death of the both Insured Persons. If at the time of the surviving Insured Person's death no settlement option is in effect, the Beneficiary may choose a settlement option not more than 12 months after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of settlement option will become invalid and you may either notify us that you wish to continue the pre-existing choice of settlement option or select a new one.

         The amount applied to a settlement option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. We will not permit surrenders or partial withdrawals after payments under a settlement option commence.

         We currently offer the five settlement options described below:

Option a - Interest. We will hold the proceeds, credit interest to them, and pay out the funds when the person entitled to them requests.

Option b - Fixed Payments. We will pay a selected monthly income until the proceeds, and any interest credits, are exhausted.

Option c - Life Income - Guaranteed Period Certain. We will pay the proceeds in a monthly income for as long as the payee lives. You may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we will make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we will continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we will stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period.

Option d - Joint and Survivor. We will pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments will stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due.

Option e - Period Certain. We will pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we will pay the remaining guaranteed payments to a successor payee.

         In addition, we may agree to other settlement option plans. Write or call us to obtain information about them.

         When the proceeds are payable, we will inform you concerning the rate of interest we will credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.


Maturity. In most states, the Policies have no maturity date. Your Policy will continue after the younger Insured Person reaches Age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Policies issued in some states, however, are required to mature on the Maturity Date. In those states, if your Policy is in force on the Maturity Date, we will pay you the Net Surrender Value in a lump sum or you may apply the Net Surrender Value to a Settlement Option.


Lapse and Reinstatement. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day, and if neither the Safety Net Premium feature nor the Age 100 No Lapse Premium feature is in effect, your Policy may lapse. You will be given a 61-day Grace Period in which to pay enough additional Premium to keep the Policy in force after the end of the Grace Period.

         At least 30 days before the end of the Grace Period, we will send you a notice telling you that you must pay the amount shown in the notice by the end of the Grace Period to prevent your Policy from terminating. The amount shown in the notice will be sufficient to cover the Monthly Deduction(s) due and unpaid. You may pay additional Premium if you wish.

         The Policy will continue in effect through the Grace Period. If the surviving Insured Person dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefit," on page 21. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy will end at the end of the Grace Period.

         If the Policy lapses, you may apply for reinstatement of the Policy by paying us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium is equal to an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and
(2) keep your Policy in force for three months. If a Policy loan was outstanding at the time of lapse, you must either repay or reinstate the loan before we will reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us as to both Insured Persons. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date will reflect the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges will continue to be based on your original Issue Date.

Cancellation and Exchange Rights. You may cancel your Policy by returning it to us within ten days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we will pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually will reflect the investment experience of the Subaccounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, currently we allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" on page 14. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Subaccounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state's free look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fidelity VIP Money Market Subaccount. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.

         In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

         The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount from the Separate Account for a total surrender or a partial withdrawal, the disbursement of a Policy loan, or the payment of the Death Benefit Proceeds, in the following circumstances:

         (1) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

         (2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or

         (3) at any other time permitted by the SEC for your protection.

         In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days we will add interest at our current rate from the time you asked for the Surrender Value.

                             DEDUCTIONS AND CHARGES

Premium Tax Charge and Premium Expense Charge. Before we allocate a Premium to the Policy Value, we will subtract the premium tax charge and the premium expense charge.

         The premium tax charge will equal 2.5% of your Premiums. This charge is intended to help us pay state premium taxes and other related state and local taxes. State premium tax rates currently range up to 4.0%. Accordingly, the 2.5% deducted from your Premium may be more or less than the taxes assessed in your state. We will subtract this charge from amounts transferred from other policies issued by other insurers or by us, if state law imposes a premium tax on transferred amounts.

         The premium expense charge will be 3.5% of each Premium for the first ten Policy Years and 1.5% of each Premium thereafter. 2.0% of the 3.5% charge during the first ten Policy Years is intended to help compensate us for our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. The remainder of this charge is intended to help compensate us for certain Federal taxes and other expenses related to the receipt of Premiums.

Monthly Deduction. On each Monthly Deduction Day, we will deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy.

The Monthly Deduction is intended to compensate us for expenses incurred in connection with the issuance of a Policy, the cost of life insurance, the cost of any optional insurance benefits and certain administrative expenses. The administrative expenses include salaries, postage, telephone, office equipment and periodic reports.

         The Monthly Deduction is the sum of the following five items: (1) the policy fee; (2) the administrative expense charge during the first seven policy years; (3) the mortality and expense risk charge; (4) the cost of insurance charge for your Policy; and (5) the cost of any benefit rider.

         We will allocate the mortality and expense risk charge pro rata among the Subaccounts in proportion to the amount of your Policy Value in each Subaccount. We will allocate the remainder of the Monthly Deduction pro rata among the Subaccounts and the Fixed Account.

Policy Fee: The monthly policy fee will be $7.50 per month. This charge compensates us for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports.

Administrative Expense Charge: This monthly charge is $0.12 for each $1,000 of your policy's initial face amount and each $1,000 of face amount increase you request. We stop deducting this charge after the seventh policy year, even if you have made face amount increases during that period. This charge compensates us primarily for the costs we incur in evaluating the Insured Persons' risk, issuing the policy, and sales expenses.

Mortality and Expense Risk Charge: For the first fourteen Policy Years, the monthly mortality and expense risk charge will be calculated at an annual rate equivalent to 0.72% of the net Policy Value allocated to the Subaccounts. Thereafter, we intend to charge an annual rate of 0.36%, and we guarantee that we will not charge more than 0.48%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of the surviving Insured Person, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy.

Cost of Insurance Charge: The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The net amount at risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day.

Example:

Face Amount....................................................       $1,000,000
Death Benefit Option...........................................                1
Policy Value on the Prior Monthly Deduction Day................          300,000
Younger Insured Person's Attained Age..........................               45
Corridor Percentage............................................             215%
Death Benefit...................................................      $1,000,000

         On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $1,000,000, because the Face Amount ($1,000,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($300,000 x 215% = $645,000). Since the Policy Value on that date is $300,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $696,736.98 (($1,000,000/1.0032737) - $300,000).

         Assume that the Policy Value in the above example was $500,000. The Death Benefit would then be $1,075,000 (215% x $500,000), since this is greater than the Face Amount ($1,000,000). The cost of insurance rates in this case would be applied to the net amount at risk of $571,492.26
(($1,075,000/1.0032737) - $500,000).

         Because the Policy Value and, as a result, the amount for which we are at risk under your Policy may vary monthly, your cost of insurance charge probably will be different each month.

         We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy. We base the cost of insurance rate on the sex, issue age, Policy Year, and premium rating class of the Insured Persons. However, we issue "unisex" policies in Montana and in connection with Qualified Plans. Although we will base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on each Insured Persons' sex and age last birthday. [Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.] If one or both Insured Persons do not qualify as at least "standard" risks, we add additional amounts to those maximums.

         If we ever charge you a cost of insurance rate during the first fourteen Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.


Age 100. In those states that do not have a Maturity Date, commencing with the first Policy Anniversary after the younger Insured Person reaches or would have reached age 100, we will waive all cost of insurance charges, and the $7.50 per month policy fee.

         In addition, if the Death Benefit option you elected is Option 2, we will automatically change it to Option 1 at age 100. The Death Benefit option must remain as Option 1 after age 100.


Deduction for Separate Account Income Taxes. We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described on page 30.


Portfolio Expenses. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Policy Value. The table on page 6 contains a summary of those charges and expenses for 2001. For more detailed information about those charges and expenses, please refer to the Prospectuses for the appropriate Portfolios. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with administrative service and cost savings experienced by the investment advisers or administrators.


Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. The initial surrender charge depends on the Face Amount of your Policy and the Insured Persons' ages at issue, sex, and underwriting status as smokers or non-smokers. For example, if the Insured Persons are a male age 55 and a female age 55 and the Face Amount of coverage is $1,000,000 when your Policy is issued, the initial Surrender Charge would be as follows:

Both Non-Smokers................................................      $13,867.00
Both Smokers....................................................      $23,975.00

         The Surrender Charge rates for each category are greater or lesser according to the age of the Insured Persons when your Policy is issued. The maximum initial Surrender Charge will never be greater than $60 per $1000 of Face Amount coverage.

         If you surrender your Policy after fourteen Policy Years have elapsed, we will not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentages depend on the younger Insured Person's sex and age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the younger Insured Person were 55 years old when your Policy was issued:

    SURRENDER DURING
       POLICY YEAR            PERCENTAGE

                        1                100
                        2                100
                        3                100
                        4                100
                        5                100
                        6                100
                        7                100
                        8                 80
                        9                 60
                       10                 50
                       11                 40
                       12                 30
                       13                 20
                       14                 10
                       15                  0



         Thus, in the example given above for two non-smoker Insured Persons, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $6,933.50 ($13,867.00 X 50%).


Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we will determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula used in determining the initial surrender charge, except that we use the Insured Persons' ages and underwriting status at the time of the increase, rather than at the time your Policy was issued.

         The surrender charge on the increase also decreases over a fourteen year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is the same as set forth above for the initial face amount, except that the annual periods are measured from the effective date of the increase, rather than from the Issue Date. We separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

         If you decrease the Face Amount, the applicable surrender charge remains the same.

         We will include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for this product.

         The premium expense charge and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the premium expense charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets.

         We will not subtract any portion of the then applicable surrender charge from a partial withdrawal. We will, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.

         We will not assess a surrender charge on surrenders under policies issued to employees of Lincoln Benefit Life Company or its affiliates Surety Life Insurance Company and Allstate Financial Services, L.L.C., or to their spouses or minor children if these individuals reside in the State of Nebraska.

Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

         The transfer fee will be deducted from the Policy Value that remains in the Subaccount(s) or Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

                            GENERAL POLICY PROVISIONS



Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured Persons are alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured Persons are alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured Persons are alive.

Suicide. If either Insured Person commits suicide while sane or kills him-or-herself while insane within two years of the Issue Date, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years after the effective date of any increase in the Face Amount either Insured Person commits suicide while sane or kills him-or-herself while insane our liability for the increase will be limited to the total cost of insurance charges that have been attributable to the increase.

Misstatement as to Age and Sex. If the age or sex of either Insured Person is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.

Beneficiary. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

         You must request a change of Beneficiary on a form that we will provide. Your request for a change in Beneficiary or Contingent Beneficiary will take effect when we receive it, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

         If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before the surviving Insured Person (or within 15 days thereafter), we will divide the Death Benefit among the Beneficiaries who then remain alive.

         Different rules may apply if your Policy was issued in connection with a Qualified Plan.

Assignment and Change of Ownership. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.

         An absolute assignment is a change of ownership of the Policy. A change of ownership must be made on a form we will provide for that purpose. The change of ownership will take effect as of the date you sign it, subject to any action we have already taken before we receive the form.

Dividends.  We will not pay any dividend under the Policies.


                               FEDERAL TAX MATTERS


Introduction


         The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.


Taxation of the Company and the Variable Account

         Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.

Taxation of Contract Benefits


         In order to qualify as a life insurance policy for federal income tax purposes, the Policy must meet the definition of a life insurance policy set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a Policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is excluded from the beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.


         If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.


         If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals only to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. (See Federal Tax Matters-Modified Endowment Contracts.)

         If you are Owner and the surviving Insured Person under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:


     change beneficiaries,

     assign the Policy,

     revoke an assignment,

     pledge the Policy, or

     obtain a Policy loan.

         If you are Owner and surviving Insured Person under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.


In states where required, at the Maturity Date we pay the Net Surrender Value to you. Generally, the excess of the Net Surrender Value over your investment in the Policy will be includible in your taxable income at that time.

         The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.


Modified Endowment Contracts

         A life insurance policy is treated as a "modified endowment contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A. We will not accept any premiums that cause the Policy to become a modified endowment contract unless we receive from you a written acknowledgment that the Policy will become a modified endowment contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a modified endowment contract will not cause the new policy to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a modified endowment contract for a new life insurance policy will always cause the new policy to be a modified endowment contract.


         If a contract is classified as a modified endowment contract, the death benefit will still qualify for the exclusion from gross income, and increases in contract value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest) from a modified endowment contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions from a modified endowment contract made before the surviving Insured Person's death are treated as taxable income first, then as recovery of investment in the contract. The taxable portion of any distribution from a modified endowment contract is subject to an additional 10% penalty tax, except as follows:


o distributions made on or after the date on which the taxpayer attains age 59 1/2;

o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code);

o or any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

         All modified endowment contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any distributions.

Diversification Requirements

         For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment


         The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.


         Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate premiums and

Policy values among more investment options. Also, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.

                             DESCRIPTION OF LINCOLN
                          BENEFIT LIFE COMPANY AND THE
                                SEPARATE ACCOUNT



Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 2940 South 84th Street, Lincoln, Nebraska 68506-4142. Lincoln Benefit is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly-owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding capital stock of Allstate is owned by the Allstate Corporation.

         We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We intend to market the Policy everywhere we conduct variable life insurance business. The Policies offered by this Prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

         Except as discussed below for variable contracts, under our reinsurance agreements with Allstate Life, substantially all contract related transactions are transferred to Allstate Life. Through these reinsurance agreements, substantially all of the assets backing our reinsured liabilities are owned by Allstate Life. Allstate Life's commitments under the reinsurance agreements support our general account and related assets are invested and managed by Allstate Life. Accordingly, except as discussed below for variable contracts, the results of operations with respect to applications received and contracts issued by Lincoln Benefit are not directly reflected in our consolidated financial statements. The amounts reflected in our consolidated financial statements directly relate only to the investment of those assets of Lincoln Benefit that are not transferred to Allstate Life under the reinsurance agreements. While the reinsurance agreements provide us with financial backing from Allstate Life, they do not create a direct contractual relationship between Allstate Life and you.

         Under the Company's reinsurance agreements with Allstate Life, the Company reinsures all reserve liabilities with Allstate Life except for those relating to variable contracts (including the Policies). The Company's variable contract assets and liabilities (other than those arising out of fixed interest benefits such as the Fixed Account) are held in legally-segregated unitized Separate Accounts and are retained by the Company. However, the transactions related to such variable contracts such as premiums, expenses and benefits are transferred to Allstate Life.

         Lincoln Benefit is highly rated by independent agencies, including A.M. Best, Moody's, and Standard & Poor's. These ratings are based on our reinsurance agreement with Allstate Life, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment experience of the Separate Account. We may from time to time advertise these ratings in our sales literature.

         The Company also acts as the sponsor for one other of its Separate Accounts that is a registered investment company: Lincoln Benefit Life Variable Annuity Account. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly-owned subsidiary.

Executive Officers and Directors of Lincoln Benefit. Our directors and executive officers are listed below, together with information as to their dates of election and principal business occupations during the last five years (if other than their present occupation). The principal business address of each of the officers and directors listed below is 2940 South 84th St., Lincoln, Nebraska 68506-4142.


Lawrence W. Dahl, Lincoln Benefit Life Company, Executive Vice President, Director 1999-present; Surety Life Insurance Company, Executive Vice President 5/99-present, Director 7/99-present; Allstate Life Insurance Company, Assistant Vice President, 1999-present, Tax Director, 2/87-5/99,.

Margaret G. Dyer, Lincoln Benefit Life Company, Director 7/01-present; Allstate Assignment Company, Director 2000-present; Allstate Life Insurance Company, Director and Senior Vice President 1999-present; Allstate Life Insurance Company of New York, Director 2000-present; Allstate Settlement Corporation, Director 2000-present; Charter National Life Insurance Company, Director 2000-present; Northbrook Life Insurance Company, Director 2000-present; Intramerica Life Insurance Company, Director 2000-present; Provident National Assurance Company, Director and Senior Vice President 2001-present; Surety Life Insurance Company, Director 7/01-present; Citigroup, Inc., Vice President 1997-1999; Sara Lee Corp, Senior Vice President, Marketing 1995-1997.

Marla G. Freidman, Lincoln Benefit Life Company, Director 7/01-present; Allstate Life Insurance Company, Director 1991-present, Senior Vice President 1999-present, Vice President 1998-1999; ALFS, Inc., Director 1993-1996; Allstate Life Insurance Company of New York, Director, Vice President 1997-present, Assistant Vice President 1996-1997; Allstate Settlement Corporation, Director 1995-1996; Glenbrook Life Insurance Company, Director 1991-1996, President and Chief Operating Officer 1995-1996, Vice President 1996-1997; Northbrook Life Insurance Company, Director 2000-present and 1989-1996, Vice President 1996-present, President and Chief Operating Officer 1995-1996; Laughlin Group Holdings, Inc., Director and Vice Chairman of the Board 1995-1996; Charter National Life Insurance Company, Director and Vice President 1999-present; Intramerica Life Insurance Company, Director and Vice President 1999-present; Provident National Assurance Company, Director and Senior Vice President 2001-present; Surety Life Insurance Company, Director 7/01-present.

Douglas F. Gaer, Lincoln Benefit Life Company, Executive Vice President 1997-present, Director 1981-present, Senior Vice President, 4/95-2/97; Surety Life Insurance Company, Executive Vice President 1/97-present, Senior Vice President and Treasurer, 1/94-12/96, Director 1/94-present; Allstate Life Insurance Company, Assistant Vice President, 1997-present; Lincoln Benefit Financial Services, Inc., Director 5/93-1/99.

John C. Lounds, Lincoln Benefit Life Company, Director 2001-present; Allstate Financial Advisors, LLC, Manager 1999-present; Allstate Life Insurance Company, Director 1994-present, Senior Vice President 1994-present; Allstate Life Insurance Company of New York, Director 2000-present; Allstate Settlement Corporation, Director 1994-present, Senior Vice President 1999-present; Charter National Life Insurance Company, Director 1999-present, Vice President 1999-present; Glenbrook Life and Annuity Company, Director 2000-present; Intramerica Life Insurance Company, Director 2000-present; Northbrook Life Insurance Company, Director 2000-present; Allstate Assurance Company Director 2001-present, Senior Vice President 2001-present; Surety Life Insurance Company, Director 2001-present.

John K. McCarthy, Lincoln Benefit Life Company, Director 2000-present; AFDW, Inc., Director 2000-present; Allstate Financial Services, LLC, Manager 2000-present; Allstate Life Insurance Company, Director and Senior Vice President 2000-present; Allstate Life Insurance Company of New York, Director 2000-present; Northbrook Life Insurance Company, Director 2000-present; Charter National Life Insurance Company, Director 2000-present; Intramerica Life Insurance Company, Director 2000-present; Provident National Assurance Company, Director and Senior Vice President 2001-present; Surety Life Insurance Company, Director 2000-present; Provident Mutual Life Insurance Company, Executive Vice President & CFO 1996-1999,.

Steven E. Shebik, Lincoln Benefit Life Company, Director 2001-present; Surety Life Insurance Company, Director 2001-present; Allstate Assignment Company, Director 2001-present; Allstate Life Insurance Company, Director 2001-present, Senior Vice President 2001-present; Allstate Life Insurance Company of New York, Director 2001-present, Vice President 2001-present; Allstate Settlement Corporation, Director 2001-present; American Heritage Life Insurance Company, Director 2001-present; Charter National Life Insurance Company, Director 2001-present; Columbia Universal Life Insurance Company, Director 2001-present, Vice President and Chief Financial Officer 2001-present; Glenbrook Life and Annuity Company, Director 2001-present, Vice President 2001-present; Intramerica Life Insurance Company, Director 2001-present, Vice President 2001-present; Northbrook Life Insurance Company, Director 2001-present, Vice President 2001-present; Allstate Assurance Company, Director 2001-present, Senior Vice President 2001-present. . ALFS, Inc., Assistant Treasurer 1996-1997; Allstate County Mutual Insurance Company, Assistant Treasurer 1996-1997; Allstate Enterprises, Inc., Assistant Treasurer 1996-1997; Allstate Fire and Casualty Insurance Company, Assistant Treasurer 1996-1997; Allstate Floridian Indemnity Company, Assistant Treasurer 1997-1998; Allstate Insurance Company, Assistant Vice President 1995-1998, Vice President 1999-2001; Allstate International, Inc., Assistant Treasurer 1996-1997; Allstate Investment Management Company, Assistant Treasurer 1996-1997; Allstate Motor Club, Inc., Assistant Treasurer 1996-1997; Allstate Property and Casualty Insurance Company, Assistant Treasurer 1996-1997; Deerbrook Insurance Company, Assistant Treasurer 1996-1997; Direct Marketing Center Inc., Assistant Treasurer 1996-1997; Roadway Protection Auto Club, Inc., Assistant Treasurer 1996-1997; Tech-Cor, Inc., Assistant Treasurer 1996-1997; The Allstate Corporation, Assistant Treasurer 1996-1997; The Allstate Foundation, Assistant Treasurer 1996-1997; The Northbrook Corporation, Assistant Treasurer 1996-1997.


Michael J. Velotta, Lincoln Benefit Life Company, Director 1993-present, General Counsel 07/01-present, Secretary 07/01-present, Assistant Secretary 1995-2001, and Assistant General Counsel 2000-2001; ALFS, Inc., Director and Secretary 1993-present; Allstate Life Insurance Company, Director 1992-present, Secretary and General Counsel 1993-present, Senior Vice President 1999-present, and Vice President 1993-1999; Allstate Life Insurance Company of New York, Director 1992-present, Vice President, Secretary, and General Counsel 1993-present; Glenbrook Life Insurance Company, Director 1992-1997, Vice President, Secretary and General Counsel 1993-1997; Northbrook Life Insurance Company, Director 1992-present, Vice President, Secretary, and General Counsel 1993-present; Surety Life Insurance Company, Director 1993-present, Assistant Secretary 1995-present, and Assistant General Counsel 2000-present; AFD, Inc., Director and Secretary 1999-present; AFDW, Inc., Director and Secretary 2000-present; Allstate

Assignment Company, Director, Vice President, and Secretary 2000-present; Allstate Distributors, LLC, Assistant Secretary 1999-2000; Allstate Financial Advisors, LLC, Manager, Secretary, and General Counsel 1999-present; Allstate Financial Services, LLC, Vice President and Secretary 1999-present, Manager2000-present, and General Counsel 1999-2000; Allstate Insurance Company, Vice President, Assistant Secretary, and Assistant General Counsel 1999-present, and Assistant Vice President 1998-1999; Allstate Settlement Corporation, Director 1993-present and Secretary 1994-present; Charter National Life Insurance Company, Director, Vice President, Secretary, and General Counsel 1999-present; Intramerica Life Insurance Company, Director, Vice President, Secretary, and General Counsel 1999-present; LSA Asset Management, LLC, Managing Director, Secretary, and General Counsel 1999-present; Laughlin Group Holdings, Inc., Director and Secretary 1995-2000 and General Counsel 1997-2000; Provident National Assurance Company, Director, Secretary, and General Counsel 2001-present.

Thomas J. Wilson, II, Lincoln Benefit Life Company, Director, Chairman of the Board, and Chief Executive Officer 1/99-present; Allstate Insurance Co Director and Senior Vice President 1995-present, and Chief Financial Officer 1995-1998; ALFS, Inc., Director 1999-present; Allstate Life Insurance Co., Northbrook Life Insurance Company Director 1995-present, President 1999-present, and Chairman of the Board 2000-present; Northbrook Life Insurance Company, Director and President 1999-present, Chief Executive Officer 2000-present, Chief Operating Officer 1999-2000, and Vice Chairman 1999; Allstate Life Insurance Co. of New York, Director 1999-present, President 1998-present, and Chairman of the Board 2000-present; Surety Life Insurance Company, Director, Chairman of the Board, and Chief Executive Officer 1999-present; American Heritage Life Insurance Co., Director 1999-present; American Heritage Life Investment Corporation, Director and President 1999-present; Charter National Life Insurance Co., Director and President 1999-present, Chairman of the Board 2000-present; Intramerica Life Insurance Co., Director and President 1999-present, Chief Executive Officer 2000-present; LSA Asset Management, LLC, Managing Director 1999-present; Laughlin Group Holdings, Inc., Director and Chairman of the Board 1999; AFD, Inc., Director 1999-present; AFDW, Inc., Director 2000-present; Allstate Assignment Company, Director 2000-present; Allstate Financial Advisors, LLC, President and Manager 1999-present; Allstate Financial Services, LLC, Manager 2000-present; Allstate Settlement Corporation, Director and President 1999-present, Chairman of the Board 2000-present; Provident National Assurance Company, Director, President, and Chairman of the Board 2001-present.

B. Eugene Wraith, President, Lincoln Benefit Life Company, President and Chief Operating Officer 3/96-present, Executive Vice President 1/94-3/96, Director 9/93-present; Surety Life Insurance Company; Chairman of the Board, Director 1993-1/99, President 5/93-11/96, Lincoln Benefit Financial Services, Inc.; Vice President 1/99-present, Allstate Life Insurance Company, Vice President 3/96-present."


Separate Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.

         We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the Policies are general corporate obligations of Lincoln Benefit.

         The Separate Account is divided into Subaccounts. The assets of each Subaccount are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Subaccounts or the Portfolios. Values allocated to the Separate Account will rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund our other variable universal life insurance policies.

         We will account separately for each type of variable life insurance policy funded by the Separate Account.

Safekeeping of the Separate Account's Assets. We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                       MARKET TIMING AND ASSET ALLOCATION

         Certain third parties offer market timing and asset allocation services in connection with the Policies. In certain situations,

Lincoln Benefit will honor transfer instructions from such third parties provided such market timing and asset allocation services comply with our administrative systems, rules and procedures, which may be modified by us at any time. If allowed in your state, at our discretion, we may limit or refuse transfers due to excessive trading. See Excessive Trading Limits on page 16. PLEASE NOTE that fees and charges assessed for such market timing and asset allocation services are separate and distinct from the Policy fees and charges set forth herein. We neither recommend nor discourage such market timing and asset allocation services.

                            DISTRIBUTION OF POLICIES

         The Policies described in this Prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency.

         ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as principal underwriter of the Policies. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. It is registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         Registered representatives who sell the policy will be paid a maximum sales commission of approximately 115% of all Premiums paid during the first year up to a certain amount and 4% of any additional premiums in the first ten years. After the first ten years, we pay compensation at an annual rate of .35% of your Policy's Account Value. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

         Lincoln Benefit does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including any liability arising out of the services we provide on the Policies.

                                LEGAL PROCEEDINGS

         There are no pending legal proceedings affecting the Separate Account. Lincoln Benefit and its subsidiaries are engaged in routine law suits which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.

                                  LEGAL MATTERS


         All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon William F. Emmons, Vice President, Assistant General Counsel, and Assistant Secretary of Lincoln Benefit. The Washington, D.C. law firm of Jorden Burt LLP has advised Lincoln Benefit about certain legal federal securities law matters in connection with the Policies.


                             REGISTRATION STATEMENT

         We have filed a registration statement with the SEC, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Policies offered by this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, Lincoln Benefit, and the Policies. The descriptions in this Prospectus of the Policies and other legal instruments are summaries. You should refer to those instruments as filed for their precise terms. You may read the registration statement and other reports that we file at the SEC's public reference room in Washington, D.C. You can request copies of these documents upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference room. Our SEC filings are also available to the public on the SEC Internet site (http:\\www.sec.gov).

                                     EXPERTS


     The financial statements of Lincoln Benefit as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the related financial statement schedule that appear in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The financial statements of the Separate Account as of December 31, 2001 and for each of the periods in the three years then ended that appear in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting auditing.


         Actuarial matters included in this Prospectus, including the hypothetical Policy illustrations, have been examined by Dean Way, Senior Vice President and Actuary of the Company, and are included in reliance upon his opinion as to their reasonableness.

                              FINANCIAL STATEMENTS

     The financial statements of the Separate Account as of December 31, 2001 and for each of the periods in the three years then ended, the financial statements of Lincoln Benefit as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the related financial statement schedule of Lincoln Benefit and the accompanying Independent Auditor's Reports appear in the pages that follow. The financial statements and schedule of Lincoln Benefit included herein should be considered only as bearing upon the ability of Lincoln Benefit to meet its obligations under the Policies.

                                    APPENDIX

              ILLUSTRATIONS OF SURRENDER VALUES AND DEATH BENEFITS

The following tables illustrate how the Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Surrender Values and Death Benefits of a Policy covering Insured Persons of a given age and underwriting risk classification and payment of specified annual Premiums would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-2 and A-3 illustrate a Policy covering a male, age 55 and a female age 55, a $1,000,000 Face Amount, under a preferred nonsmoker risk classification and Death Benefit Option 1.

         The illustrations assume annual payment of $2,750. Payment of this Premium each year would guarantee Death Benefit coverage for ten years, regardless of investment performance, assuming no loans or withdrawals are taken.

         The illustration on page A-2 assumes current charges and cost of insurance rates, while the illustration on page A-3 assumes maximum guaranteed charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).


         The amounts shown for the Death Benefit, Policy Value and Surrender Value reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return on the assets held in the Portfolios as a result of expenses paid by the Portfolios and charges levied against the Subaccounts. The values shown take into account the average daily investment advisory fees paid by the Portfolios, which is equivalent to an average annual rate of .69% of the average daily net assets of the Funds, and the average of other daily Portfolio expenses, which is equivalent to an average annual rate of ..22% of the average daily net assets of the Funds. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Current Costs" correspond to approximate net annual rates of -0.91%, 5.09%, and 11.09%, respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Guaranteed Costs" correspond to approximate net annual rates of return of -0.91%, 5.09%, and 11.09%, respectively. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current charge for the first fourteen Policy Years is an annual rate of .72% of the average net assets of the Subaccounts, with a maximum charge of .48% of average daily net assets thereafter.

         The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values and Surrender Values illustrated (see "Federal Tax Matters," page 30).


         The tables illustrate the Policy Values, Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the face amount of the Policy and that no partial surrenders or transfers have been made.

         Upon request, we will provide a comparable illustration based upon the proposed Insured Persons' actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.

                          LINCOLN BENEFIT LIFE COMPANY
            FLEXIBLE PREMIUM "LAST SURVIVOR" VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                      MALE ISSUE AGE 55 FEMALE ISSUE AGE 55
                             Face Amount $1,000,000
                            Annual Premium Paid $2750
                           Preferred Non-Smoker Class
                             Death Benefit Option 1
                              Current Charge Rates


                                 DEATH BENEFIT
                        Assuming Hypothetical Gross and
                        Net Annual Investment Return of

  Policy         0% Gross          6% Gross          12% Gross

   Year         -0.91% Net         5.09% Net         11.09% Net
   ----         ----------         ---------         ----------
1               1,000,000          1,000,000         1,000,000
2               1,000,000          1,000,000         1,000,000
3               1,000,000          1,000,000         1,000,000
4               1,000,000          1,000,000         1,000,000
5               1,000,000          1,000,000         1,000,000
6               1,000,000          1,000,000         1,000,000
7               1,000,000          1,000,000         1,000,000
8               1,000,000          1,000,000         1,000,000
9               1,000,000          1,000,000         1,000,000
10              1,000,000          1,000,000         1,000,000
15              1,000,000          1,000,000         1,000,000
20              1,000,000          1,000,000         1,000,000
25                  *              1,000,000         1,000,000
35                  *                  *                 *
45                  *                  *                 *





                             POLICY VALUE                                          SURRENDER VALUE
                   Assuming Hypothetical Gross and                         Assuming Hypothetical Gross and
                   Net Annual Investment Return of                         Net Annual Investment Return of

  Policy       0% Gross        6% Gross       12% Gross               0% Gross        6% Gross        12% Gross

   Year       -0.91% Net      5.09% Net       11.09% Net             -0.91% Net       5.09% Net       11.09% Net
   ----       ----------      ---------       ----------             ----------       ---------       ----------
1                       994          1,098            1,203                   0.00               0             0.00
2                     1,881          2,149            2,432                   0.00               0             0.00
3                     2,629          3,119            3,657                   0.00               0             0.00
4                     3,210          3,970            4,843                   0.00               0             0.00
5                     3,608          4,679            5,967                   0.00               0             0.00
6                     3,802          5,215            6,997                   0.00               0             0.00
7                     3,744          5,519            7,870                   0.00               0             0.00
8                     4,836          7,023           10,058                   0.00               0            1,942
9                     5,660          8,335           12,209                   0.00           2,248            6,122
10                    6,288          9,517           14,391                  1,216           4,444            9,318
15                    8,149         15,001           27,855                  8,149          15,001           27,855
20                    7,042         18,838           47,143                  7,042          18,838           47,143
25                *                 14,213           69,458              *                  14,213           69,458
35                *               *               *                      *                *               *
45                *               *               *                      *                *               *


         Assumes the Premium shown is paid at the beginning of each Policy Year. Values would be different if Premiums are paid with a different frequency or in different amounts.

         Assumes that no Policy loans or withdrawals have been made. An asterisk indicates lapse in the absence of additional Premium.

         The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Policy owner and different investment rates of return for the Portfolios. The Death Benefit, Policy Value, and surrender value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy Years. No representation can be made by the Company or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                          LINCOLN BENEFIT LIFE COMPANY
            FLEXIBLE PREMIUM "LAST SURVIVOR" VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                      MALE ISSUE AGE 55 FEMALE ISSUE AGE 55
                             Face Amount $1,000,000
                            Annual Premium Paid $2750
                           Preferred Non-Smoker Class
                             Death Benefit Option 1
                             Guaranteed Charge Rates


                                 DEATH BENEFIT
                        Assuming Hypothetical Gross and
                        Net Annual Investment Return of

  Policy         0% Gross          6% Gross          12% Gross

   Year         -0.91% Net         5.09% Net         11.09% Net
   ----         ----------         ---------         ----------
1                    1,000,000         1,000,000          1,000,000
2                    1,000,000         1,000,000          1,000,000
3                    1,000,000         1,000,000          1,000,000
4                    1,000,000         1,000,000          1,000,000
5                    1,000,000         1,000,000          1,000,000
6                    1,000,000         1,000,000          1,000,000
7                    1,000,000         1,000,000          1,000,000
8                    1,000,000         1,000,000          1,000,000
9                    1,000,000         1,000,000          1,000,000
10                   1,000,000         1,000,000          1,000,000
15                  *                  *                 *
20                  *                  *                 *
25                  *                  *                 *
35                  *                  *                 *
45                  *                  *                 *



                            POLICY VALUE                                         SURRENDER VALUE
                   Assuming Hypothetical Gross and                       Assuming Hypothetical Gross and
                   Net Annual Investment Return of                       Net Annual Investment Return of

 Policy       0% Gross        6% Gross        12% Gross             0% Gross        6% Gross        12% Gross

  Year       0.91% Net        5.09% Net       11.09% Net           -0.91% Net       5.09% Net      11.09% Net
  ----       ---------        ---------       ----------           ----------       ---------      ----------
1                      974           1,077            1,182                 0.00            0.00            0.00
2                    1,813           2,078            2,357                 0.00            0.00            0.00
3                    2,491           2,971            3,499                 0.00            0.00            0.00
4                    2,983           3,722            4,572                 0.00            0.00            0.00
5                    3,254           4,285            5,529                 0.00            0.00            0.00
6                    3,261           4,606            6,309                 0.00            0.00            0.00
7                    2,948           4,611            6,832                 0.00            0.00            0.00
8                    3,670           5,681            8,508                 0.00            0.00             392
9                    3,881           6,283            9,829                 0.00             196           3,742
10                   3,473           6,279           10,638                 0.00           1,206           5,565
15               *                *               *                     *               *               *
20               *                *               *                     *               *               *
25               *                *               *                     *               *               *
35               *                *               *                     *               *               *
45               *                *               *                     *               *               *

         Assumes the Premium shown is paid at the beginning of each Policy Year. Values would be different if Premiums are paid with a different frequency or in different amounts.

         Assumes that no Policy loans or withdrawals have been made. An asterisk indicates lapse in the absence of additional Premium.

         The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Policy owner and different investment rates of return for the Portfolios. The Death Benefit, Policy Value, and surrender value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy Years. No representation can be made by the Company or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

--------------------------------------------------------------------------------

We have audited the accompanying Statements of Financial Position of Lincoln Benefit Life Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2001 and 2000, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2001. Our audits also included Schedule IV--Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV--Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 2002

                          LINCOLN BENEFIT LIFE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
REVENUES
  Net investment income.....................................  $12,144    $12,214    $10,740
  Realized capital gains and losses.........................   (1,352)       (95)      (913)
  Other expense.............................................       --        (20)    (2,301)
                                                              -------    -------    -------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE............   10,792     12,099      7,526
Income Tax Expense..........................................    3,768      4,221      2,560
                                                              -------    -------    -------
NET INCOME..................................................    7,024      7,878      4,966
                                                              -------    -------    -------
OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
  Change in unrealized net capital gains and losses.........    2,818      3,106     (6,900)
                                                              -------    -------    -------
COMPREHENSIVE INCOME (LOSS).................................  $ 9,842    $10,984    $(1,934)
                                                              =======    =======    =======

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY

                        STATEMENTS OF FINANCIAL POSITION

                                                                       DECEMBER 31,
                                                              -------------------------------
                                                                   2001             2000
                                                              --------------   --------------
                                                              (IN THOUSANDS, EXCEPT PAR VALUE
                                                                           DATA)
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost
   $179,124 and $166,893)...................................   $   186,709      $   170,142
  Short-term................................................         6,856           11,243
                                                               -----------      -----------
  Total investments.........................................       193,565          181,385
Cash........................................................        43,796               76
Reinsurance recoverable from Allstate Life Insurance
  Company, net..............................................     9,564,440        8,366,927
Reinsurance recoverable from non-affiliates, net............       458,563          353,789
Receivable from affiliate, net..............................        17,027               --
Other assets................................................         2,924            2,393
Separate Accounts...........................................     1,565,708        1,648,691
                                                               -----------      -----------
      TOTAL ASSETS..........................................   $11,846,023      $10,553,261
                                                               ===========      ===========
LIABILITIES
Contractholder funds........................................   $ 9,287,599      $ 8,157,502
Reserve for life-contingent contract benefits...............       724,044          550,334
Current income taxes payable................................         3,645            2,785
Deferred income taxes.......................................         6,187            4,607
Payable to affiliates, net..................................            --            9,210
Other liabilities and accrued expenses......................        70,237            1,371
Separate Accounts...........................................     1,565,708        1,648,691
                                                               -----------      -----------
      TOTAL LIABILITIES.....................................    11,657,420       10,374,500
                                                               -----------      -----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 8)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30,000 shares authorized,
  25,000 shares issued and outstanding......................         2,500            2,500
Additional capital paid-in..................................       126,750          126,750
Retained income.............................................        54,423           47,399
Accumulated other comprehensive income:
  Unrealized net capital gains and losses...................         4,930            2,112
                                                               -----------      -----------
      Total accumulated other comprehensive income..........         4,930            2,112
                                                               -----------      -----------
      TOTAL SHAREHOLDER'S EQUITY............................       188,603          178,761
                                                               -----------      -----------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY............   $11,846,023      $10,553,261
                                                               ===========      ===========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY

                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
COMMON STOCK................................................  $  2,500   $  2,500   $  2,500
                                                              --------   --------   --------
ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year..................................   126,750    116,750    116,750
Capital contribution........................................        --     10,000         --
                                                              --------   --------   --------
Balance, end of year........................................   126,750    126,750    116,750
                                                              --------   --------   --------
RETAINED INCOME
Balance, beginning of year..................................    47,399     39,521     34,555
Net income..................................................     7,024      7,878      4,966
                                                              --------   --------   --------
Balance, end of year........................................    54,423     47,399     39,521
                                                              --------   --------   --------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, beginning of year..................................     2,112       (994)     5,906
Change in unrealized net capital gains and losses...........     2,818      3,106     (6,900)
                                                              --------   --------   --------
Balance, end of year........................................     4,930      2,112       (994)
                                                              --------   --------   --------
    TOTAL SHAREHOLDER'S EQUITY..............................  $188,603   $178,761   $157,777
                                                              ========   ========   ========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY

                            STATEMENTS OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  7,024   $  7,878   $  4,966
Adjustments to reconcile net income to net cash provided by
 operating activities
    Depreciation, amortization and other non-cash items.....      (531)      (868)    (5,313)
    Realized capital gains and losses.......................     1,352         95        913
    Changes in:
      Life-contingent contract benefits and contractholder
       funds, net of reinsurance recoverables...............     1,520     (1,342)    (4,868)
      Income taxes payable..................................       922      1,570     (1,266)
      Receivable/payable to affiliates, net.................   (26,237)    (3,440)     2,130
      Other operating assets and liabilities................    68,347      1,897      9,156
                                                              --------   --------   --------
    Net cash provided by operating activities...............    52,487      5,790      5,718
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
  Proceeds from sales.......................................    10,922     15,856     17,760
  Investment collections....................................    15,346      7,430     13,580
  Investments purchases.....................................   (39,422)   (30,979)   (39,723)
  Change in short-term investments, net.....................     4,387     (9,003)     2,068
                                                              --------   --------   --------
    Net cash used in investing activities...................    (8,767)   (16,696)    (6,315)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution........................................        --     10,000         --
                                                              --------   --------   --------
    Net cash provided by financing activities...............        --     10,000         --
                                                              --------   --------   --------

NET INCREASE (DECREASE) IN CASH.............................    43,720       (906)      (597)
CASH AT BEGINNING OF YEAR...................................        76        982      1,579
                                                              --------   --------   --------
CASH AT END OF YEAR.........................................  $ 43,796   $     76   $    982
                                                              ========   ========   ========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

1.  GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Lincoln Benefit Life Company ("Lincoln Benefit" or the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

On January 25, 2000, the Company paid a dividend of all common shares of AFD, Inc. ("AFDI") stock, a registered broker-dealer, to ALIC. Prior to the dividend, AFDI had been consolidated in the Company's financial statements and related disclosures. In conjunction with the dividend, the Company has restated its prior year financial results to exclude AFDI.

To conform with the 2001 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
Lincoln Benefit, a single segment entity, markets a diversified group of products to meet consumers' lifetime needs in the areas of protection and retirement solutions through independent insurance agents and broker/dealers, including master brokerage agencies. Products distributed through independent insurance agents include term life insurance; permanent life insurance such as whole life, universal life, variable universal life and single premium life; fixed annuities, including equity-indexed annuities; immediate annuities; variable annuities and long-term care products. Variable annuities and variable universal life products are also distributed through independent broker/dealers. ALFS, Inc. ("ALFS") is the principal underwriter for certain Lincoln Benefit products, such as variable universal life, variable annuities and market value adjusted annuities. ALFS is a wholly owned subsidiary of ALIC and is a registered broker/dealer under the Securities and Exchange Act of 1934.

In 2001, annuity deposits represented 74.4% of the Company's total statutory premiums and deposits. Statutory premiums and deposits is a measure used by management to analyze sales trends. Statutory premiums and deposits includes premiums and annuity considerations determined in conformity with statutory accounting practices prescribed or permitted by the insurance regulatory authorities of the state of Nebraska, and all other funds received from customers on deposit-type products which are treated as liabilities. The statutory accounting practices differ in certain, material aspects from GAAP.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured with ALIC (see
Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation presents an increased level of competition for sales of the Company's products. Furthermore, under current U.S. tax laws and regulations, deferred and immediate annuities and life insurance, including interest-sensitive products, receive favorable policyholder tax treatment. Any legislative or regulatory changes that adversely alter this treatment are likely to negatively affect the demand for these products. In addition, recent changes in federal estate tax laws will affect the demand for the types of life insurance used in estate planning.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by: 1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and 2) increasing competition in the capital markets.

The Company is authorized to sell life and annuity products in all states except New York, as well as in the District of Columbia, Guam and the U.S. Virgin Islands. The top geographic locations for statutory premiums and deposits for the Company were California, Illinois, Pennsylvania, Wisconsin and Florida for the year ended December 31, 2001. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and deposits are ceded under reinsurance agreements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The fair value of exchange traded fixed income securities is based upon quoted market prices

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of Accumulated other comprehensive income. Short-term investments are carried at cost or amortized cost, which approximates fair value.

Investment income consists primarily of interest. Interest is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt.

Realized capital gains and losses are determined on a specific identification basis. They include gains and losses on portfolio trading and write-downs in value due to other than temporary declines in fair value.

The Company monitors its fixed income portfolios for ratings changes or other events that may result in declines in value that are other than temporary. Factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the duration for and extent to which the fair value has been less than cost; and
3) the financial condition and near-term prospects of the issuer.

REINSURANCE RECOVERABLE
The Company has reinsurance agreements whereby certain premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC (see Notes 3 and 7). The Company also has reinsurance agreements, whereas, the Company cedes 90%, 80% or 60% of the mortality risk on certain term life policies, depending upon the issue year and product, to a pool of eleven non-affiliated reinsurers. Beginning in 1998, the Company cedes mortality risk on new business in excess of $2 million per life for individual coverage. For business sold prior to 1998, the Company ceded mortality risk in excess of $350 thousand per life for individual coverage.

Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. Reinsurance does not extinguish the Company's primary liability under the policies written.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed by ALIC under terms of reinsurance agreements.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period in which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenues so as to result in the recognition of profits over the life of the policy.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the account balance. Contract benefits include life-contingent benefit payments in excess of the reserves held.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, market value adjusted annuities, equity-indexed annuities, and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for contract administration and surrenders. These revenues are recognized when levied against the contractholder account balance.

Interest credited to contractholders' funds represents contractual interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for fixed

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

annuities and interest sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

Separate Accounts products include variable annuity and variable universal life. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of fees assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders. Contract benefits incurred for Separate Accounts include, for example, guaranteed minimum death benefits paid in variable annuity contracts.

All premiums, contract charges, contract benefits and interest credited are reinsured.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues variable annuities and variable universal life contracts, the assets and liabilities of which are legally segregated and reflected as Separate Accounts. The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees and mortality, surrender and expense charges and are ceded to ALIC.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated objectives.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies, is computed on the basis of assumptions as to future investment yields, mortality, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of interest-sensitive life policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 6.

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PENDING ACCOUNTING STANDARDS
In December 2001, the Accounting Standards Executive Committee ("AcSEC") issued Statement of Position ("SOP") 01-6, "Accounting by Certain Entities (Including Entities With Trade Receivables) That Lend to or Finance the Activities of Others", which is effective for interim and annual financial statements issued for the fiscal year beginning after December 15, 2001. The SOP conforms accounting and financial reporting practices for certain lending and financing activities, eliminating various specialized accounting practices that developed from the issuance of AICPA finance company, bank, and credit union audit guides. The SOP also explicitly incorporates lending and financing activities of insurance companies within its scope. The Company's adoption of SOP 01-6 is not expected to have a material effect on the results of operations or financial position.

3.  RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contractholders' funds, contract benefits and expenses are ceded to ALIC, and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under terms of the reinsurance agreements. See Note 7 for more information.

BUSINESS OPERATIONS
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $70.0 million, $35.1 million and $26.4 million in 2001, 2000 and 1999, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.
INCOME TAXES
The Company is a party to a federal income tax allocation agreement with the Corporation (Note 9).

DEBT
The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. No amounts were outstanding for the Company under the intercompany loan agreement at December 31, 2001 and 2000, respectively.

4.  INVESTMENTS
FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                        GROSS
         AT                           UNREALIZED
    DECEMBER 31,       AMORTIZED   ----------------     FAIR
        2001             COST      GAINS    LOSSES     VALUE
        ----           ---------   ------   -------   --------
(IN THOUSANDS)
U.S. government and
  agencies             $ 39,710    $1,971   $  (15)   $ 41,666
Corporate                97,517    4,263      (450)    101,330
Municipal                 1,000       --        (3)        997
Mortgage-backed
  securities             39,389    1,731        (4)     41,116
Foreign government        1,508       92        --       1,600
                       --------    ------   -------   --------
  Total fixed income
   securities          $179,124    $8,057   $ (472)   $186,709
                       ========    ======   =======   ========
At December 31, 2000
U.S. government and
  agencies             $ 18,191    $2,072   $   --    $ 20,263
Corporate               103,414    1,531    (1,966)    102,979
Municipal                 1,000       --       (38)        962
Mortgage-backed
  securities             40,774    1,593       (43)     42,324
Foreign government        3,514      100        --       3,614
                       --------    ------   -------   --------
  Total fixed income
   securities          $166,893    $5,296   $(2,047)  $170,142
                       ========    ======   =======   ========

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 2001:

                                       AMORTIZED     FAIR
                                         COST       VALUE
(IN THOUSANDS)                         ---------   --------
Due in one year or less                $  5,417    $  5,516
Due after one year through five years    74,168      77,726
Due after five years through ten
 years                                   46,846      47,436
Due after ten years                      13,304      14,915
                                       --------    --------
                                        139,735     145,593
Mortgage-backed securities               39,389      41,116
                                       --------    --------
  Total                                $179,124    $186,709
                                       ========    ========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME

     YEAR ENDED DECEMBER 31,        2001      2000      1999
     -----------------------       -------   -------   -------
(IN THOUSANDS)
Fixed income securities            $11,959   $11,517   $10,380
Short-term investments                 598       830       577
                                   -------   -------   -------
  Investment income, before
   expense                          12,557    12,347    10,957
  Investment expense                   413       133       217
                                   -------   -------   -------
  Net investment income            $12,144   $12,214   $10,740
                                   =======   =======   =======

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

      YEAR ENDED DECEMBER 31,         2001     2000   1999
      -----------------------        -------   ----   -----
(IN THOUSANDS)
Fixed income securities              $(1,352)  $(95)  $(913)
Income taxes                             473    33      320
                                     -------   ----   -----
Realized capital gains and losses,
  after tax                          $  (879)  $(62)  $(593)
                                     =======   ====   =====

Excluding calls and prepayments, gross gains of $123 thousand, $0 thousand and $1 thousand were realized during 2001, 2000 and 1999, respectively, and gross losses of $1.5 million, $95 thousand and $914 thousand were realized on sales of fixed income securities during 2001, 2000 and 1999, respectively.

UNREALIZED NET CAPITAL GAINS AND LOSSES
Unrealized net capital gains and losses on fixed income securities included in shareholder's equity at December 31, 2001 are as follows:

                                                   GROSS
                                                UNREALIZED
                       AMORTIZED     FAIR     ---------------   UNREALIZED
                         COST       VALUE     GAINS    LOSSES   NET GAINS
(IN THOUSANDS)         ---------   --------   ------   ------   ----------
Fixed income
 securities            $179,124    $186,709   $8,057   $(472)    $ 7,585
                       ========    ========   ======   =====
Deferred income taxes                                             (2,655)
                                                                 -------
Unrealized net
 capital gains and
 losses                                                          $ 4,930
                                                                 =======

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     YEAR ENDED DECEMBER 31,         2001      2000       1999
     -----------------------        -------   -------   --------
(IN THOUSANDS)
Fixed income securities             $ 4,336   $ 4,778   $(10,615)
Deferred income taxes                (1,518)   (1,672)     3,715
                                    -------   -------   --------
Increase (decrease) in unrealized
 net capital gains and losses       $ 2,818   $ 3,106   $ (6,900)
                                    =======   =======   ========

SECURITIES ON DEPOSIT
At December 31, 2001, fixed income securities with a carrying value of $8.9 million were on deposit with regulatory authorities as required by law.

5.  FINANCIAL INSTRUMENTS
In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable and deferred income taxes) and liabilities (including interest-sensitive life insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                2001                      2000
                       -----------------------   -----------------------
                        CARRYING       FAIR       CARRYING       FAIR
                         VALUE        VALUE        VALUE        VALUE
(IN THOUSANDS)         ----------   ----------   ----------   ----------
Fixed income           $ 186,709    $  186,709   $ 170,142    $  170,142
 securities
Short-term investments     6,856         6,856      11,243        11,243
Separate Accounts      1,565,708     1,565,708   1,648,691     1,648,691

Fair values of exchange traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                2001                      2000
                       -----------------------   -----------------------
                        CARRYING       FAIR       CARRYING       FAIR
                         VALUE        VALUE        VALUE        VALUE
(IN THOUSANDS)         ----------   ----------   ----------   ----------
Contractholder funds
 on investment
 contracts             $7,407,377   $7,446,451   $6,401,863   $6,186,479
Separate Accounts      1,565,708     1,565,708   1,648,691     1,648,691

Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts and certain other contractholder liabilities are not considered to be financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities and immediate annuities without life contingencies are valued at the account balance less surrender charges. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value.

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

Equity indexed deferred annuity contracts' fair value approximates carrying value since the embedded equity options are carried at market value in the financial statements. Separate Accounts liabilities are carried at the fair value of the underlying assets.

6.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS
At December 31, the Reserve for life-contingent contract benefits consists of the following:

                                             2001       2000
(IN THOUSANDS)                             --------   --------
Immediate annuities:
  Structured settlement annuities          $162,412   $ 73,719
  Other immediate annuities                  35,757     36,884
Traditional life                            503,992    406,260
Other                                        21,883     33,471
                                           --------   --------
  Total Reserve for life-contingent
   contract benefits                       $724,044   $550,334
                                           ========   ========

The assumptions for mortality generally utilized in calculating reserves include the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 6.0% to 7.8% for structured settlement annuities; 4.9% to 8.8% for other immediate annuities and 4.0% to 8.0% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

Premium deficiency reserves are established, if necessary, for the immediate annuity business, to the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized. The Company did not have a premium deficiency reserve at December 31, 2001 and 2000.

At December 31, Contractholder funds consists of the following:

                                           2001         2000
(IN THOUSANDS)                          ----------   ----------
Interest-sensitive life                 $1,876,260   $1,777,128
Fixed annuities:
  Immediate annuities                      245,468      152,181
  Deferred annuities                     7,165,871    6,228,193
                                        ----------   ----------
  Total Contractholder funds            $9,287,599   $8,157,502
                                        ==========   ==========

Contractholder funds are equal to deposits received and interest credited for the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Interest rates credited range from 3.4% to 7.5% for interest-sensitive life contracts; 4.8% to 5.9% for immediate annuities and 0.0% to 12.0% for deferred annuities. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 46.3% of deferred annuities are subject to a market value adjustment.

7.  REINSURANCE
The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as the direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves.

The Company cedes a portion of the mortality risk on certain term life policies with a pool of reinsurers.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Except for ALIC, no single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

The effects of reinsurance on premiums written and earned and contract charges for the years ended December 31, are as follows:

                                 2001        2000        1999
(IN THOUSANDS)                 ---------   ---------   ---------
PREMIUMS AND CONTRACT CHARGES
Direct                         $ 572,949   $ 470,337   $ 389,741
Assumed                                4           2           2
Ceded
  Affiliate                     (330,799)   (241,361)   (187,854)
  Non-affiliate                 (242,154)   (228,978)   (201,889)
                               ---------   ---------   ---------
    Premiums and contract
     charges, net of
     reinsurance               $      --   $      --   $      --
                               =========   =========   =========

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

The effects of reinsurance on credited interest, policy benefits and other expenses for the years ended December 31, are as follows:

                                 2001        2000        1999
(IN THOUSANDS)                ----------   ---------   ---------
CREDITED INTEREST, POLICY
 BENEFITS AND OTHER EXPENSES
Direct                        $1,007,684   $ 885,081   $ 869,393
Assumed                               --          --          --
Ceded
  Affiliate                     (728,750)   (630,015)   (684,703)
  Non-affiliate                 (278,934)   (255,046)   (182,389)
                              ----------   ---------   ---------
    Credited interest,
     policy benefits and
     other expenses, net of
     reinsurance              $       --   $      20   $   2,301
                              ==========   =========   =========

8.  COMMITMENTS AND CONTINGENT LIABILITIES

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. State and federal regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance businesses, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and the overall expansion of regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, in one or more of these actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in a particular state. The Company's expenses related to these funds are immaterial and are ceded to ALIC under reinsurance agreements.

9.  INCOME TAXES
The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company has also entered into a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate to ALIC the tax benefits and detriments related to such reinsurance. Effectively, these agreements result in the Company's annual income tax provision being computed as if the Company filed a separate return, as adjusted for the reinsurance ceded to ALIC.

Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or result of operations of the Company.

The components of the deferred income tax liabilities at December 31, are as follows:

                                                 2001       2000
(in thousands)                                 --------   --------
DEFERRED LIABILITIES
Difference in tax bases of investments          $2,561     $2,405
Unrealized net capital gains                     2,655      1,137
Other liabilities                                  971      1,065
                                                ------     ------
  Total deferred liabilities                    $6,187     $4,607
                                                ======     ======

The components of income tax expense for the year ended December 31, are as follows:

                                        2001       2000       1999
(in thousands)                        --------   --------   --------
Current                                $3,706     $2,032    $ 3,645
Deferred                                   62      2,189     (1,085)
                                       ------     ------    -------
  Total income tax expense             $3,768     $4,221    $ 2,560
                                       ======     ======    =======

The Company paid income taxes of $2.8 million, $2.7 million and $3.8 million in 2001, 2000 and 1999, respectively.

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                         2001       2000       1999
                                       --------   --------   --------
Statutory federal income tax rate       35.0%      35.0%      35.0%
Other                                   (0.1)      (0.1)      (1.0)
                                        ----       ----       ----
Effective income tax rate               34.9%      34.9%      34.0%
                                        ====       ====       ====

Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2001, approximately $340 thousand, will result in federal income taxes payable of $119 thousand if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

10.  STATUTORY FINANCIAL INFORMATION
The following table reconciles Net income for the year ended December 31, and Shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of the Company, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                         SHAREHOLDER'S
                                 NET INCOME                 EQUITY
                          -------------------------   -------------------
                           2001     2000     1999       2001       2000
(IN THOUSANDS)            ------   ------   -------   --------   --------
Balance per GAAP          $7,024   $7,878   $ 4,966   $188,603   $178,761
Unrealized gain/loss on
  fixed income securities    --       --         --     (7,585)    (3,249)
Deferred income taxes        18    1,370     (1,363)     8,406      5,059
Employee benefits           (73)      --          2        758        676
Reserves and non-admitted
  assets                    245      446        259    (16,188)   (13,628)
Other                       229     (417)       242     12,343      1,817
                          ------   ------   -------   --------   --------
Balance per statutory
  accounting practices    $7,443   $9,277   $ 4,106   $186,337   $169,436
                          ======   ======   =======   ========   ========

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

Effective January 1, 2001, the State of Nebraska required insurance companies domiciled in its state to prepare statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual--Version effective January 1, 2001 ("codification") subject to any deviations prescribed or permitted by the State of Nebraska insurance commissioner.

Accounting changes adopted to conform to the provisions of codification are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The Company reported an increase to surplus of $2.0 million effective January 1, 2001 as a result of recognizing a net deferred tax asset.

The NAIC is currently in the process of clarifying and interpreting requirements as the insurance industry implements codification. As the NAIC announces changes and as they are approved by the Nebraska Department of Insurance, the impact of the changes will be recorded.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited by Nebraska law to formula amounts based on statutory surplus and statutory net gain from operations, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2002 without prior approval of the Nebraska Department of Insurance is $18.3 million.

RISK-BASED CAPITAL
The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. At December 31, 2001, RBC for the Company was significantly above levels that would require regulatory action.

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

11.  OTHER COMPREHENSIVE INCOME
The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                           2001                              2000                              1999
                              -------------------------------   -------------------------------   -------------------------------
                               PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX
(IN THOUSANDS)                --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
UNREALIZED CAPITAL GAINS AND
  LOSSES:
----------------------------
Unrealized holding gains
  (losses) arising during
  the period                  $ 2,984    $(1,045)    $1,939      $4,683    $(1,639)    $3,044     $(11,528)   $4,035     $(7,493)
Less: reclassification
  adjustments                  (1,352)       473       (879)        (95)        33        (62)        (913)      320        (593)
                              -------    -------     ------      ------    -------     ------     --------    ------     -------
Unrealized net capital gains
  (losses)                      4,336     (1,518)     2,818       4,778     (1,672)     3,106      (10,615)    3,715      (6,900)
                              -------    -------     ------      ------    -------     ------     --------    ------     -------
Other comprehensive income
  (loss)                      $ 4,336    $(1,518)    $2,818      $4,778    $(1,672)    $3,106     $(10,615)   $3,715     $(6,900)
                              =======    =======     ======      ======    =======     ======     ========    ======     =======

12.  SALE OF BUILDING
Included within other income and expenses in the Company's statements of operations and comprehensive income for 1999, is a write-down of $798 thousand associated with the sale of the Company's building in Lincoln, Nebraska which occurred in the first quarter of 2000. Also included in other income and expenses is the write-down of $1.2 million related to unamortized building improvements recognized in the third quarter of 1999 when the building was vacated by the Company.

                          LINCOLN BENEFIT LIFE COMPANY

                            SCHEDULE IV--REINSURANCE

                                 (IN THOUSANDS)

                                                        GROSS                          NET
                                                        AMOUNT         CEDED          AMOUNT
                                                     ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 2001
Life insurance in force............................  $138,566,651   $138,566,651   $         --
                                                     ============   ============   ============
Premiums and contract charges:
  Life and annuities...............................  $    532,235   $    532,235   $         --
  Accident and health..............................        40,718         40,718             --
                                                     ------------   ------------   ------------
                                                     $    572,953   $    572,953   $         --
                                                     ============   ============   ============

                                                        GROSS                          NET
                                                        AMOUNT         CEDED          AMOUNT
                                                     ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 2000
Life insurance in force............................  $120,555,954   $120,555,954   $         --
                                                     ============   ============   ============
Premiums and contract charges:
  Life and annuities...............................  $    447,683   $    447,683   $         --
  Accident and health..............................        22,656         22,656             --
                                                     ------------   ------------   ------------
                                                     $    470,339   $    470,339   $         --
                                                     ============   ============   ============

                                                        GROSS                          NET
                                                        AMOUNT         CEDED          AMOUNT
                                                     ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 1999
Life insurance in force............................  $109,520,029   $109,520,029   $         --
                                                     ============   ============   ============
Premiums and contract charges:
  Life and annuities...............................  $    369,540   $    369,540   $         --
  Accident and health..............................        20,203         20,203             --
                                                     ------------   ------------   ------------
                                                     $    389,743   $    389,743   $         --
                                                     ============   ============   ============

LINCOLN BENEFIT LIFE
VARIABLE LIFE ACCOUNT

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2001 AND
FOR THE PERIODS ENDED DECEMBER 31, 2001,
DECEMBER 31, 2000 AND DECEMBER 31, 1999, AND
INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Lincoln Benefit Life Variable Life Account (the "Account") as of December 31, 2001, and the related statements of operations and of changes in net assets for each of the periods in the three year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Lincoln Benefit Life Variable Life Account as of December 31, 2001, and the results of operations for each of the individual sub-accounts and the changes in their net assets for each of the periods in the three year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 8, 2002

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                           THE ALGER AMERICAN FUND SUB-ACCOUNTS
                                               -------------------------------------------------------------
                                                            INCOME     LEVERAGED    MIDCAP        SMALL
                                                GROWTH    AND GROWTH    ALLCAP      GROWTH    CAPITALIZATION
                                               --------   ----------   ---------   --------   --------------
ASSETS
Investments at fair value                      $  4,170    $  3,428    $  4,358    $  5,791      $  1,868
                                               --------    --------    --------    --------      --------
  Total assets                                 $  4,170    $  3,428    $  4,358    $  5,791      $  1,868
                                               ========    ========    ========    ========      ========

NET ASSETS
Accumulation units                             $  4,170    $  3,428    $  4,358    $  5,791      $  1,868
                                               --------    --------    --------    --------      --------
  Total net assets                             $  4,170    $  3,428    $  4,358    $  5,791      $  1,868
                                               ========    ========    ========    ========      ========

FUND SHARE INFORMATION
  Number of shares                              113,407     324,345     138,145     327,730       112,880
                                               ========    ========    ========    ========      ========
  Cost                                         $  5,744    $  4,115    $  5,861    $  7,352      $  2,938
                                               ========    ========    ========    ========      ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                                                   FIDELITY VARIABLE
                                                                                                   INSURANCE PRODUCTS
                                                  FEDERATED INSURANCE SERIES SUB-ACCOUNTS          FUND SUB-ACCOUNTS
                                               ----------------------------------------------   ----------------------
                                                 FEDERATED
                                               FUND FOR U.S.    FEDERATED
                                                GOVERNMENT     HIGH INCOME       FEDERATED      VIP ASSET      VIP
                                               SECURITIES II   BOND FUND II   UTILITY FUND II    MANAGER    CONTRAFUND
                                               -------------   ------------   ---------------   ---------   ----------
ASSETS
Investments at fair value                        $  5,295        $  5,019        $  3,079       $  7,053    $   25,155
                                                 --------        --------        --------       --------    ----------
  Total assets                                   $  5,295        $  5,019        $  3,079       $  7,053    $   25,155
                                                 ========        ========        ========       ========    ==========

NET ASSETS
Accumulation units                               $  5,295        $  5,019        $  3,079       $  7,053    $   25,155
                                                 --------        --------        --------       --------    ----------
  Total net assets                               $  5,295        $  5,019        $  3,079       $  7,053    $   25,155
                                                 ========        ========        ========       ========    ==========

FUND SHARE INFORMATION
  Number of shares                                463,229         650,170         296,895        486,110     1,249,626
                                                 ========        ========        ========       ========    ==========
  Cost                                           $  5,143        $  5,790        $  3,837       $  8,052    $   27,398
                                                 ========        ========        ========       ========    ==========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                      FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                               ---------------------------------------------------------------------
                                               VIP EQUITY-                                 VIP MONEY
                                                 INCOME      VIP GROWTH   VIP INDEX 500     MARKET      VIP OVERSEAS
                                               -----------   ----------   -------------   -----------   ------------
ASSETS
Investments at fair value                      $   32,062    $  34,879      $ 13,935      $    32,364     $  5,730
                                               ----------    ----------     --------      -----------     --------
  Total assets                                 $   32,062    $  34,879      $ 13,935      $    32,364     $  5,730
                                               ==========    ==========     ========      ===========     ========

NET ASSETS
Accumulation units                             $   32,062    $  34,879      $ 13,935      $    32,364     $  5,730
                                               ----------    ----------     --------      -----------     --------
  Total net assets                             $   32,062    $  34,879      $ 13,935      $    32,364     $  5,730
                                               ==========    ==========     ========      ===========     ========

FUND SHARE INFORMATION
  Number of shares                              1,409,301    1,037,750       107,135       32,364,155      412,847
                                               ==========    ==========     ========      ===========     ========
  Cost                                         $   32,942    $  41,489      $ 15,942      $    32,364     $  6,823
                                               ==========    ==========     ========      ===========     ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                            JANUS ASPEN SERIES SUB-ACCOUNTS
                                               ----------------------------------------------------------
                                               AGGRESSIVE              FLEXIBLE                WORLDWIDE
                                                 GROWTH     BALANCED    INCOME      GROWTH       GROWTH
                                               ----------   --------   --------   ----------   ----------
ASSETS
Investments at fair value                      $  28,159    $21,684    $  3,797   $   35,717   $   44,047
                                               ----------   --------   --------   ----------   ----------
  Total assets                                 $  28,159    $21,684    $  3,797   $   35,717   $   44,047
                                               ==========   ========   ========   ==========   ==========

NET ASSETS
Accumulation units                             $  28,159    $21,684    $  3,797   $   35,717   $   44,047
                                               ----------   --------   --------   ----------   ----------
  Total net assets                             $  28,159    $21,684    $  3,797   $   35,717   $   44,047
                                               ==========   ========   ========   ==========   ==========

FUND SHARE INFORMATION
  Number of shares                             1,281,112    960,741     325,659    1,796,644    1,543,348
                                               ==========   ========   ========   ==========   ==========
  Cost                                         $  54,300    $22,714    $  3,821   $   46,703   $   54,268
                                               ==========   ========   ========   ==========   ==========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                    LSA VARIABLE SERIES TRUST SUB-ACCOUNTS
                                                     ---------------------------------------------------------------------
                                                                                      LSA
                                                         LSA        LSA BASIC     DIVERSIFIED     LSA MID CAP   LSA VALUE
                                                     BALANCED (a)   VALUE (a)     MID CAP (a)      VALUE (a)    EQUITY (a)
                                                     ------------   ---------   ---------------   -----------   ----------
ASSETS
Investments at fair value                               $0.156       $   11          $  5            $  7         $0.141
                                                        ------       ------          ----            ----         ------
    Total assets                                        $0.156       $   11          $  5            $  7         $0.141
                                                        ======       ======          ====            ====         ======

NET ASSETS
Accumulation units                                      $0.156       $   11          $  5            $  7         $0.141
                                                        ------       ------          ----            ----         ------
    Total net assets                                    $0.156       $   11          $  5            $  7         $0.141
                                                        ======       ======          ====            ====         ======

FUND SHARE INFORMATION
    Number of shares                                        16        1,139           482             672             13
                                                        ======       ======          ====            ====         ======
    Cost                                                $0.016       $   11          $  5            $  7         $0.013
                                                        ======       ======          ====            ====         ======

(a)  For the Period Beginning October 22, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                         MFS VARIABLE INSURANCE                 MFS VARIABLE INSURANCE
                                                           TRUST SUB-ACCOUNTS                     TRUST SUB-ACCOUNTS
                                                     -------------------------------   ----------------------------------------
                                                                           MFS          MFS NEW
                                                     MFS EMERGING    INVESTORS TRUST   DISCOVERY   MFS RESEARCH     MFS TOTAL
                                                     GROWTH SERIES     SERIES (b)       SERIES        SERIES      RETURN SERIES
                                                     -------------   ---------------   ---------   ------------   -------------
ASSETS
Investments at fair value                              $  3,424         $  2,421       $  2,291      $  1,459       $  2,548
                                                       --------         --------       --------      --------       --------
    Total assets                                       $  3,424         $  2,421       $  2,291      $  1,459       $  2,548
                                                       ========         ========       ========      ========       ========

NET ASSETS
Accumulation units                                     $  3,424         $  2,421       $  2,291      $  1,459       $  2,548
                                                       --------         --------       --------      --------       --------
    Total net assets                                   $  3,424         $  2,421       $  2,291      $  1,459       $  2,548
                                                       ========         ========       ========      ========       ========

FUND SHARE INFORMATION
    Number of shares                                    190,449          141,325        150,001       101,864        136,937
                                                       ========         ========       ========      ========       ========
    Cost                                               $  4,989         $  2,738       $  2,349      $  1,972       $  2,546
                                                       ========         ========       ========      ========       ========

(b)  Previously known as Growth with Income Series

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                          OCC
                                                      ACCUMULATION
                                                         TRUST
                                                      SUB-ACCOUNT      SCUDDER VARIABLE SERIES I SUB-ACCOUNTS
                                                     --------------   ----------------------------------------
                                                          OCC
                                                      SCIENCE AND                                    GLOBAL
                                                     TECHNOLOGY (a)    BALANCED        BOND        DISCOVERY
                                                     --------------   -----------   -----------   ------------
ASSETS
Investments at fair value                                $   18        $  1,826      $  5,050       $  1,024
                                                         ------        --------      --------       --------
    Total assets                                         $   18        $  1,826      $  5,050       $  1,024
                                                         ======        ========      ========       ========

NET ASSETS
Accumulation units                                       $   18        $  1,826      $  5,050       $  1,024
                                                         ------        --------      --------       --------
    Total net assets                                     $   18        $  1,826      $  5,050       $  1,024
                                                         ======        ========      ========       ========

FUND SHARE INFORMATION
    Number of shares                                      7,758         155,264       731,886        117,661
                                                         ======        ========      ========       ========
    Cost                                                 $   19        $  2,013      $  4,805       $  1,315
                                                         ======        ========      ========       ========

(a)  For the Period Beginning October 22, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                                      STRONG
                                                                                   OPPORTUNITY
                                                          SCUDDER VARIABLE        FUND II, INC.    STRONG VARIABLE INSURANCE
                                                       SERIES I SUB-ACCOUNTS       SUB-ACCOUNT      FUNDS, INC. SUB-ACCOUNTS
                                                     --------------------------   --------------   --------------------------
                                                     GROWTH AND                    OPPORTUNITY     DISCOVERY      MID CAP
                                                       INCOME     INTERNATIONAL      FUND II        FUND II    GROWTH FUND II
                                                     ----------   -------------   --------------   ---------   --------------
ASSETS
Investments at fair value                             $   741       $    966         $  2,851       $   519       $  2,425
                                                      -------       --------         --------       -------       --------
    Total assets                                      $   741       $    966         $  2,851       $   519       $  2,425
                                                      =======       ========         ========       =======       ========

NET ASSETS
Accumulation units                                    $   741       $    966         $  2,851       $   519       $  2,425
                                                      -------       --------         --------       -------       --------
    Total net assets                                  $   741       $    966         $  2,851       $   519       $  2,425
                                                      =======       ========         ========       =======       ========

FUND SHARE INFORMATION
    Number of shares                                   83,205        120,043          146,570        50,281        148,040
                                                      =======       ========         ========       =======       ========
    Cost                                              $   817       $  1,459         $  3,357       $   571       $  3,676
                                                      =======       ========         ========       =======       ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                                                     T. ROWE PRICE
                                                                                                     INTERNATIONAL
                                                           T. ROWE PRICE EQUITY SERIES, INC.         SERIES, INC.
                                                                     SUB-ACCOUNTS                     SUB-ACCOUNT
                                                     ---------------------------------------------   -------------
                                                     T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE
                                                        EQUITY          MID-CAP       NEW AMERICA    INTERNATIONAL
                                                        INCOME          GROWTH          GROWTH           STOCK
                                                     -------------   -------------   -------------   -------------
ASSETS
Investments at fair value                              $  3,028        $  2,918         $   503         $   778
                                                       --------        --------         -------         -------
    Total assets                                       $  3,028        $  2,918         $   503         $   778
                                                       ========        ========         =======         =======

NET ASSETS
Accumulation units                                     $  3,028        $  2,918         $   503         $   778
                                                       --------        --------         -------         -------
    Total net assets                                   $  3,028        $  2,918         $   503         $   778
                                                       ========        ========         =======         =======

FUND SHARE INFORMATION
    Number of shares                                    157,943         159,790          27,777          67,861
                                                       ========        ========         =======         =======
    Cost                                               $  3,024        $  2,774         $   577         $ 1,017
                                                       ========        ========         =======         =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           THE ALGER AMERICAN FUND SUB-ACCOUNTS
                                                       --------------------------------------------
                                                              GROWTH            INCOME AND GROWTH
                                                       ---------------------   --------------------
                                                       2001     2000    1999   2001    2000    1999
                                                       -----   ------   ----   -----   -----   ----
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   8   $    -   $  -   $   9   $   -   $  -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                             (27)     (21)     -     (20)    (10)     -
  Administrative expense                                 (27)     (13)     -     (31)     (9)     -
                                                       -----   ------   ----   -----   -----   ----
    Net investment income (loss)                         (46)     (34)     -     (42)    (19)     -
                                                       -----   ------   ----   -----   -----   ----

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                    235    1,262    360     171     691    187
  Cost of investments sold                               318    1,213    353     199     658    175
                                                       -----   ------   ----   -----   -----   ----

    Realized gains (losses) on fund shares               (83)      49      7     (28)     33     12

Realized gain distributions                              460      310     29     177     228      8
                                                       -----   ------   ----   -----   -----   ----

    Net realized gains (losses)                          377      359     36     149     261     20

Change in unrealized gains (losses)                     (848)    (916)   188    (515)   (328)   155
                                                       -----   ------   ----   -----   -----   ----

    Net realized and unrealized gains (losses) on
      investments                                       (471)    (557)   224    (366)    (67)   175
                                                       -----   ------   ----   -----   -----   ----

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      $(517)  $ (591)  $224   $(408)  $ (86)  $175
                                                       =====   ======   ====   =====   =====   ====

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             THE ALGER AMERICAN FUND SUB-ACCOUNTS
                                                       ------------------------------------------------
                                                          LEVERAGED ALLCAP           MIDCAP GROWTH
                                                       ----------------------   -----------------------
                                                       2001     2000     1999    2001      2000    1999
                                                       -----   -------   ----   -------   ------   ----
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   -   $     -   $  -   $     -   $    -   $  -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                             (28)      (21)     -       (31)     (13)     -
  Administrative expense                                 (31)      (14)     -       (41)     (13)     -
                                                       -----   -------   ----   -------   ------   ----
    Net investment income (loss)                         (59)      (35)     -       (72)     (26)     -
                                                       -----   -------   ----   -------   ------   ----

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                    402     1,511    298     3,028    1,693    381
  Cost of investments sold                               543     1,455    283     3,466    1,713    380
                                                       -----   -------   ----   -------   ------   ----

    Realized gains (losses) on fund shares              (141)       56     15      (438)     (20)     1

Realized gain distributions                              133       240      7     1,643      140      8
                                                       -----   -------   ----   -------   ------   ----

    Net realized gains (losses)                           (8)      296     22     1,205      120      9

Change in unrealized gains (losses)                     (621)   (1,283)   401    (1,416)    (210)    65
                                                       -----   -------   ----   -------   ------   ----

    Net realized and unrealized gains (losses) on
      investments                                       (629)     (987)   423      (211)     (90)    74
                                                       -----   -------   ----   -------   ------   ----

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $(688)  $(1,022)  $423   $  (283)  $ (116)  $ 74
                                                       =====   =======   ====   =======   ======   ====

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                       THE ALGER AMERICAN FUND   FEDERATED INSURANCE SERIES
                                                            SUB-ACCOUNTS                SUB-ACCOUNTS
                                                       -----------------------   ---------------------------
                                                                                   FEDERATED FUND FOR U.S.
                                                        SMALL CAPITALIZATION      GOVERNMENT SECURITIES II
                                                       -----------------------   ---------------------------
                                                        2001     2000    1999     2001      2000      1999
                                                       ------   ------   -----   -------   -------   -------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   -    $   -    $  -    $   99    $   61    $   43
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                             (11)      (9)      -       (25)      (10)       (9)
  Administrative expense                                 (14)      (4)      -       (20)       (4)       (2)
                                                       -----    -----    ----    ------    ------    ------
    Net investment income (loss)                         (25)     (13)      -        54        47        32
                                                       -----    -----    ----    ------    ------    ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                    190      743     262     1,933     1,851     1,171
  Cost of investments sold                               292      795     266     1,896     1,875     1,168
                                                       -----    -----    ----    ------    ------    ------

    Realized gains (losses) on fund shares              (102)     (52)     (4)       37       (24)        3

Realized gain distributions                                -      389      10         -         -         9
                                                       -----    -----    ----    ------    ------    ------

    Net realized gains (losses)                         (102)     337       6        37       (24)       12

Change in unrealized gains (losses)                     (392)    (792)    112        72       107       (63)
                                                       -----    -----    ----    ------    ------    ------

    Net realized and unrealized gains (losses) on
      investments                                       (494)    (455)    118       109        83       (51)
                                                       -----    -----    ----    ------    ------    ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $(519)   $(468)   $118    $  163    $  130    $  (19)
                                                       =====    =====    ====    ======    ======    ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                               FEDERATED INSURANCE SERIES SUB-ACCOUNTS
                                                       --------------------------------------------------------
                                                         FEDERATED HIGH INCOME
                                                             BOND FUND II           FEDERATED UTILITY FUND II
                                                       -------------------------   ----------------------------
                                                        2001     2000     1999      2001      2000       1999
                                                       ------   ------   -------   -------   -------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $  463   $  340   $   314    $ 103     $  89     $   62
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                              (32)     (27)      (26)     (22)      (21)       (19)
  Administrative expense                                  (18)     (11)       (8)      (8)       (6)        (5)
                                                       ------   ------   -------    -----     -----     ------
    Net investment income (loss)                          413      302       280       73        62         38
                                                       ------   ------   -------    -----     -----     ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                   3,265    6,888    14,445      759       986      1,183
  Cost of investments sold                              3,563    7,103    14,545      853       983      1,120
                                                       ------   ------   -------    -----     -----     ------

    Realized gains (losses) on fund shares               (298)    (215)     (100)     (94)        3         63

Realized gain distributions                                 -        -        27        -        59        123
                                                       ------   ------   -------    -----     -----     ------

    Net realized gains (losses)                          (298)    (215)      (73)     (94)       62        186

Change in unrealized gains (losses)                      (145)    (477)     (167)    (475)     (422)      (201)
                                                       ------   ------   -------    -----     -----     ------

    Net realized and unrealized gains (losses) on
      investments                                        (443)    (692)     (240)    (569)     (360)       (15)
                                                       ------   ------   -------    -----     -----     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $  (30)  $ (390)  $    40    $(496)    $(298)    $   23
                                                       ======   ======   =======    =====     =====     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                             VIP ASSET MANAGER                  VIP CONTRAFUND
                                                       ------------------------------   ------------------------------
                                                         2001       2000       1999       2001       2000       1999
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $ 254      $  211     $  182    $   191    $    83     $   75
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                              (44)        (46)       (40)      (187)      (178)      (120)
  Administrative expense                                  (15)        (14)       (12)       (68)       (56)       (33)
                                                        -----      ------     ------    -------    -------     ------
    Net investment income (loss)                          195         151        130        (64)      (151)       (78)
                                                        -----      ------     ------    -------    -------     ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                     513       1,472      1,391     27,108      6,040      6,670
  Cost of investments sold                                567       1,498      1,345     29,174      5,696      5,808
                                                        -----      ------     ------    -------    -------     ------

    Realized gains (losses) on fund shares                (54)        (26)        46     (2,066)       344        862

Realized gain distributions                                95         496        230        674      3,006        546
                                                        -----      ------     ------    -------    -------     ------

    Net realized gains (losses)                            41         470        276     (1,392)     3,350      1,408

Change in unrealized gains (losses)                      (558)       (945)       178     (2,106)    (5,114)     2,620
                                                        -----      ------     ------    -------    -------     ------

    Net realized and unrealized gains
      (losses) on investments                            (517)       (475)       454     (3,498)    (1,764)     4,028
                                                        -----      ------     ------    -------    -------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $(322)     $ (324)    $  584    $(3,562)   $(1,915)    $3,950
                                                        =====      ======     ======    =======    =======     ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                             VIP EQUITY-INCOME                    VIP GROWTH
                                                       ------------------------------   ------------------------------
                                                         2001       2000       1999       2001       2000       1999
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   515    $   452    $   351    $    27    $    42    $    43
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                              (220)      (195)      (177)      (252)      (289)      (198)
  Administrative expense                                   (80)       (60)       (52)      (111)       (96)       (55)
                                                       -------    -------    -------    -------    -------    -------
    Net investment income (loss)                           215        197        122       (336)      (343)      (210)
                                                       -------    -------    -------    -------    -------    -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                   15,675     12,222     10,696     26,492     25,031     20,878
  Cost of investments sold                              16,029     12,329      9,829     30,978     22,708     18,675
                                                       -------    -------    -------    -------    -------    -------

    Realized gains (losses) on fund shares                (354)      (107)       867     (4,486)     2,323      2,203

Realized gain distributions                              1,448      1,705        777      2,561      4,185      2,715
                                                       -------    -------    -------    -------    -------    -------

    Net realized gains (losses)                          1,094      1,598      1,644     (1,925)     6,508      4,918

Change in unrealized gains (losses)                     (3,180)       295       (526)    (5,200)   (11,487)     4,806
                                                       -------    -------    -------    -------    -------    -------

    Net realized and unrealized gains (losses) on
      investments                                       (2,086)     1,893      1,118     (7,125)    (4,979)     9,724
                                                       -------    -------    -------    -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $(1,871)   $ 2,090    $ 1,240    $(7,461)   $(5,322)   $ 9,514
                                                       =======    =======    =======    =======    =======    =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                               VIP INDEX 500                   VIP MONEY MARKET
                                                       ------------------------------   ------------------------------
                                                         2001       2000       1999       2001       2000       1999
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   116    $    58     $    2    $  1,032   $  1,207   $    721
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (91)       (60)         -        (209)      (142)       (87)
  Administrative expense                                  (100)       (46)         -         (96)       (69)       (27)
                                                       -------    -------     ------    --------   --------   --------
    Net investment income (loss)                           (75)       (48)         2         727        996        607
                                                       -------    -------     ------    --------   --------   --------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                    1,400      3,241      1,270     226,044    259,814    174,163
  Cost of investments sold                               1,509      3,212      1,248     226,044    259,814    174,163
                                                       -------    -------     ------    --------   --------   --------

    Realized gains (losses) on fund shares                (109)        29         22           -          -          -

Realized gain distributions                                  -         25          2           -          -          -
                                                       -------    -------     ------    --------   --------   --------

    Net realized gains (losses)                           (109)        54         24           -          -          -

Change in unrealized gains (losses)                     (1,424)    (1,053)       467           -          -          -
                                                       -------    -------     ------    --------   --------   --------

    Net realized and unrealized gains (losses) on
      investments                                       (1,533)      (999)       491           -          -          -
                                                       -------    -------     ------    --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      $(1,608)   $(1,047)    $  493    $    727   $    996   $    607
                                                       =======    =======     ======    ========   ========   ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                        FIDELITY VARIABLE INSURANCE       IAI RETIREMENT FUNDS, INC.
                                                         PRODUCTS FUND SUB-ACCOUNTS              SUB-ACCOUNTS
                                                       ------------------------------   ------------------------------
                                                                VIP OVERSEAS                  BALANCED PORTFOLIO
                                                       ------------------------------   ------------------------------
                                                         2001       2000       1999     2001 (c)     2000       1999
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   427    $   143    $   111      $ 16       $ 24       $ 17
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (49)       (53)       (46)       (1)        (5)        (5)
  Administrative expense                                   (21)       (19)       (13)        -         (2)        (2)
                                                       -------    -------    -------      ----       ----       ----
    Net investment income (loss)                           357         71         52        15         17         10
                                                       -------    -------    -------      ----       ----       ----

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                   63,161     45,203     49,566       603        408        210
  Cost of investments sold                              65,088     44,944     49,039       679        412        196
                                                       -------    -------    -------      ----       ----       ----

    Realized gains (losses) on fund shares              (1,927)       259        527       (76)        (4)        14

Realized gain distributions                                675        901        178         2         68         27
                                                       -------    -------    -------      ----       ----       ----

    Net realized gains (losses)                         (1,252)     1,160        705       (74)        64         41

Change in unrealized gains (losses)                       (319)    (2,567)     1,671        43        (92)       (26)
                                                       -------    -------    -------      ----       ----       ----

    Net realized and unrealized gains (losses) on
      investments                                       (1,571)    (1,407)     2,376       (31)       (28)        15
                                                       -------    -------    -------      ----       ----       ----

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $(1,214)   $(1,336)   $ 2,428      $(16)      $(11)      $ 25
                                                       =======    =======    =======      ====       ====       ====

(c)  For the Period Beginning January 1, 2001 and Ended March 15, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                   IAI RETIREMENT FUNDS, INC. SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                             REGIONAL PORTFOLIO               RESERVE PORTFOLIO
                                                       ------------------------------   ------------------------------
                                                       2001 (c)     2000       1999     2001 (c)     2000       1999
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $   14     $   10      $ 16       $  1       $ 9        $  6
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                (3)       (18)      (18)         -        (1)         (2)
  Administrative expense                                    (1)        (6)       (6)         -         -           -
                                                        ------     ------      ----       ----       ---        ----
    Net investment income (loss)                            10        (14)       (8)         1         8           4
                                                        ------     ------      ----       ----       ---        ----

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                    1,795      2,087       941        188        41         119
  Cost of investments sold                               2,300      1,974       907        188        42         119
                                                        ------     ------      ----       ----       ---        ----

    Realized gains (losses) on fund shares                (505)       113        34          -        (1)          -

Realized gain distributions                                499        423        30          -         -           -
                                                        ------     ------      ----       ----       ---        ----

    Net realized gains (losses)                             (6)       536        64          -        (1)          -

Change in unrealized gains (losses)                        (78)      (359)      357          -         2          (3)
                                                        ------     ------      ----       ----       ---        ----

    Net realized and unrealized gains
      (losses) on investments                              (84)       177       421          -         1          (3)
                                                        ------     ------      ----       ----       ---        ----

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $  (74)    $  163      $413       $  1       $ 9        $  1
                                                        ======     ======      ====       ====       ===        ====

(c)  For the Period Beginning January 1, 2001 and Ended March 15, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                       JANUS ASPEN SERIES SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                             AGGRESSIVE GROWTH                     BALANCED
                                                       ------------------------------   ------------------------------
                                                         2001       2000       1999       2001       2000       1999
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $      -   $  2,757   $   336    $   558    $   941    $   292
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (214)      (347)     (170)      (141)      (119)       (77)
  Administrative expense                                   (129)      (129)      (45)       (71)       (39)       (20)
                                                       --------   --------   -------    -------    -------    -------
    Net investment income (loss)                           (343)     2,281       121        346        783        195
                                                       --------   --------   -------    -------    -------    -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                     4,819     45,775    46,018      2,898      5,129     12,926
  Cost of investments sold                                7,604     36,510    40,029      2,913      4,603     11,793
                                                       --------   --------   -------    -------    -------    -------

    Realized gains (losses) on fund shares               (2,785)     9,265     5,989        (15)       526      1,133

Realized gain distributions                                   -      2,803       581          -        973          -
                                                       --------   --------   -------    -------    -------    -------

  Net realized gains (losses)                            (2,785)    12,068     6,570        (15)     1,499      1,133

Change in unrealized gains (losses)                     (13,676)   (32,896)   16,727     (1,442)    (2,824)     1,562
                                                       --------   --------   -------    -------    -------    -------

    Net realized and unrealized gains
      (losses) on investments                           (16,461)   (20,828)   23,297     (1,457)    (1,325)     2,695
                                                       --------   --------   -------    -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $(16,804)  $(18,547)  $23,418    $(1,111)   $  (542)   $ 2,890
                                                       ========   ========   =======    =======    =======    =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                       JANUS ASPEN SERIES SUB-ACCOUNTS
                                                       ---------------------------------------------------------------
                                                              FLEXIBLE INCOME                       GROWTH
                                                       ------------------------------   ------------------------------
                                                         2001       2000       1999       2001       2000       1999
                                                       --------   --------   --------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $  181      $114      $  115    $     27   $  1,029   $    61
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (21)      (14)        (11)       (265)      (301)     (175)
  Administrative expense                                    (8)       (5)         (3)       (122)      (102)      (48)
                                                        ------      ----      ------    --------   --------   -------
    Net investment income (loss)                           152        95         101        (360)       626      (162)
                                                        ------      ----      ------    --------   --------   -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                    1,584       712       1,230      13,609     26,808    11,605
  Cost of investments sold                               1,569       727       1,227      16,273     22,820     9,578
                                                        ------      ----      ------    --------   --------   -------

    Realized gains (losses) on fund shares                  15       (15)          3      (2,664)     3,988     2,027

Realized gain distributions                                  -         -           5          77      2,401       137
                                                        ------      ----      ------    --------   --------   -------

    Net realized gains (losses)                             15       (15)          8      (2,587)     6,389     2,164

Change in unrealized gains (losses)                         13        25         (88)     (8,511)   (14,506)    7,860
                                                        ------      ----      ------    --------   --------   -------

    Net realized and unrealized gains
      (losses) on investments                               28        10         (80)    (11,098)    (8,117)   10,024
                                                        ------      ----      ------    --------   --------   -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $  180      $105      $   21    $(11,458)  $ (7,491)  $ 9,862
                                                        ======      ====      ======    ========   ========   =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             JANUS ASPEN SERIES                 LSA VARIABLE SERIES
                                                                SUB-ACCOUNTS                     TRUST SUB-ACCOUNTS
                                                       ------------------------------   ------------------------------------
                                                                                                                     LSA
                                                                                          LSA          LSA       DIVERSIFIED
                                                              WORLDWIDE GROWTH          BALANCED   BASIC VALUE     MID CAP
                                                       ------------------------------   --------   -----------   -----------
                                                         2001       2000       1999     2001 (a)    2001 (a)      2001 (a)
                                                       --------   --------   --------   --------   -----------   -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $    237   $  1,168   $    68    $ 0.008        $-            $-
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (337)      (422)     (258)         -         -             -
  Administrative expense                                   (153)      (138)      (72)         -         -             -
                                                       --------   --------   -------    -------        --            --
    Net investment income (loss)                           (253)       608      (262)     0.008         -             -
                                                       --------   --------   -------    -------        --            --

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                    97,515    132,958    36,596      0.288         5             5
  Cost of investments sold                              106,249    120,723    30,704      0.307         5             5
                                                       --------   --------   -------    -------        --            --

    Realized gains (losses) on fund shares               (8,734)    12,235     5,892     (0.019)        -             -

Realized gain distributions                                   -      3,795         -      0.021         -             -
                                                       --------   --------   -------    -------        --            --

    Net realized gains (losses)                          (8,734)    16,030     5,892      0.002         -             -

Change in unrealized gains (losses)                      (3,912)   (26,185)   15,622     (0.010)        -             -
                                                       --------   --------   -------    -------        --            --

    Net realized and unrealized gains
      (losses) on investments                           (12,646)   (10,155)   21,514     (0.008)        -             -
                                                       --------   --------   -------    -------        --            --

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $(12,899)  $ (9,547)  $21,252    $     -        $-            $-
                                                       ========   ========   =======    =======        ==            ==

(a)  For the Period Beginning October 22, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                         LSA VARIABLE SERIES         MFS VARIABLE INSURANCE
                                                         TRUST SUB-ACCOUNTS            TRUST SUB-ACCOUNTS
                                                       -----------------------   ------------------------------
                                                       LSA MID CAP   LSA VALUE
                                                          VALUE       EQUITY       MFS EMERGING GROWTH SERIES
                                                       -----------   ---------   ------------------------------
                                                        2001 (a)     2001 (a)      2001       2000       1999
                                                       -----------   ---------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                                $     -      $ 0.001    $     -    $     -    $     -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                   -            -        (21)       (14)         -
  Administrative expense                                       -            -        (44)       (23)         -
                                                         -------      -------    -------    -------    -------
  Net investment income (loss)                                 -        0.001        (65)       (37)         -
                                                         -------      -------    -------    -------    -------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                          -        0.071        247        980        235
  Cost of investments sold                                     -        0.069        339        945        219
                                                         -------      -------    -------    -------    -------

  Realized gains (losses) on fund shares                       -        0.002        (92)        35         16

Realized gain distributions                                    -            -        169         72          -
                                                         -------      -------    -------    -------    -------

  Net realized gains (losses)                                  -        0.002         77        107         16

Change in unrealized gains (losses)                            -       (0.001)    (1,167)      (644)       246
                                                         -------      -------    -------    -------    -------

  Net realized and unrealized gains
    (losses) on investments                                    -        0.001     (1,090)      (537)       262
                                                         -------      -------    -------    -------    -------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                         $     -      $ 0.002    $(1,155)   $  (574)   $   262
                                                         =======      =======    =======    =======    =======

(a)  For the Period Beginning October 22, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                   MFS VARIABLE INSURANCE TRUST SUB-ACCOUNTS
                                                       ------------------------------------------------------------------
                                                        MFS INVESTORS TRUST SERIES (b)        MFS NEW DISCOVERY SERIES
                                                       ---------------------------------   ------------------------------
                                                         2001        2000        1999        2001       2000       1999
                                                       ---------   ---------   ---------   --------   --------   --------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $   10      $    5      $    -      $    -     $    -     $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (15)         (8)          -         (13)        (6)         -
  Administrative expense                                   (15)         (4)          -         (15)        (5)         -
                                                        ------      ------      ------      ------     ------     ------
  Net investment income (loss)                             (20)         (7)          -         (28)       (11)         -
                                                        ------      ------      ------      ------     ------     ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                       84         740         176         345      2,151        781
  Cost of investments sold                                  94         736         175         366      2,071        815
                                                        ------      ------      ------      ------     ------     ------

  Realized gains (losses) on fund shares                   (10)          4           1         (21)        80        (34)

Realized gain distributions                                 51           8           1          53         10         11
                                                        ------      ------      ------      ------     ------     ------

  Net realized gains (losses)                               41          12           2          32         90        (23)

Change in unrealized gains (losses)                       (328)         (8)         19         (69)      (147)       158
                                                        ------      ------      ------      ------     ------     ------

  Net realized and unrealized gains
    (losses) on investments                               (287)          4          21         (37)       (57)       135
                                                        ------      ------      ------      ------     ------     ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $ (307)     $   (3)     $   21      $  (65)    $  (68)    $  135
                                                        ======      ======      ======      ======     ======     ======

(b)  Previously known as Growth with Income Series

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                            MFS VARIABLE INSURANCE TRUST SUB-ACCOUNTS
                                                       ---------------------------------------------------
                                                         MFS RESEARCH SERIES      MFS TOTAL RETURN SERIES
                                                       ------------------------   ------------------------
                                                        2001     2000     1999     2001     2000     1999
                                                       ------   ------   ------   ------   ------   ------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $    -   $    -   $    -   $   29   $    8   $    1
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                              (10)      (6)       -      (12)      (3)       -
  Administrative expense                                  (12)      (2)       -      (16)      (1)       -
                                                       ------   ------   ------   ------   ------   ------
    Net investment income (loss)                          (22)      (8)       -        1        4        1
                                                       ------   ------   ------   ------   ------   ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                     179      201      144      214      228       54
  Cost of investments sold                                227      196      142      212      226       55
                                                       ------   ------   ------   ------   ------   ------

    Realized gains (losses) on fund shares                (48)       5        2        2        2       (1)

Realized gain distributions                               165       37        1       42        7        2
                                                       ------   ------   ------   ------   ------   ------

    Net realized gains (losses)                           117       42        3       44        9        1

Change in unrealized gains (losses)                      (423)    (136)      46      (51)      55       (3)
                                                       ------   ------   ------   ------   ------   ------

    Net realized and unrealized gains
      (losses) on investments                            (306)     (94)      49       (7)      64       (2)
                                                       ------   ------   ------   ------   ------   ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $ (328)  $ (102)  $   49   $   (6)  $   68   $   (1)
                                                       ======   ======   ======   ======   ======   ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                            OCC
                                                        ACCUMULATION
                                                           TRUST
                                                        SUB-ACCOUNT     SCUDDER VARIABLE SERIES I SUB-ACCOUNTS
                                                       --------------   ---------------------------------------
                                                        OCC SCIENCE
                                                       AND TECHNOLOGY                  BALANCED
                                                       --------------   ---------------------------------------
                                                          2001 (a)         2001          2000          1999
                                                       --------------   -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                                  $    -         $   27        $    9        $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                                    -             (9)           (5)            -
  Administrative expense                                        -             (9)           (1)            -
                                                           ------         ------        ------        ------
    Net investment income (loss)                                -              9             3             -
                                                           ------         ------        ------        ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                           -             68           147           125
  Cost of investments sold                                      -             73           147           125
                                                           ------         ------        ------        ------

    Realized gains (losses) on fund shares                      -             (5)            -             -

Realized gain distributions                                     -             41            67             2
                                                           ------         ------        ------        ------

    Net realized gains (losses)                                 -             36            67             2

Change in unrealized gains (losses)                            (1)          (119)          (96)           28
                                                           ------         ------        ------        ------

    Net realized and unrealized gains
      (losses) on investments                                  (1)           (83)          (29)           30
                                                           ------         ------        ------        ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                           $   (1)        $  (74)       $  (26)       $   30
                                                           ======         ======        ======        ======

(a)  For the Period Beginning October 22, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             SCUDDER VARIABLE SERIES I SUB-ACCOUNTS
                                                       ---------------------------------------------------
                                                                 BOND                 GLOBAL DISCOVERY
                                                       ------------------------   ------------------------
                                                        2001     2000     1999     2001     2000     1999
                                                       ------   ------   ------   ------   ------   ------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $  133   $   91   $   27   $    -   $    3   $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                              (28)     (15)      (6)      (6)      (3)       -
  Administrative expense                                  (12)      (4)      (2)      (5)      (3)       -
                                                       ------   ------   ------   ------   ------   ------
    Net investment income (loss)                           93       72       19      (11)      (3)       -
                                                       ------   ------   ------   ------   ------   ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                   1,087      724      804      145      605       98
  Cost of investments sold                              1,065      728      812      181      603      108
                                                       ------   ------   ------   ------   ------   ------

    Realized gains (losses) on fund shares                 22       (4)      (8)     (36)       2      (10)

Realized gain distributions                                 -        -       14       15       20        -
                                                       ------   ------   ------   ------   ------   ------

    Net realized gains (losses)                            22       (4)       6      (21)      22      (10)

Change in unrealized gains (losses)                        43      146      (42)    (206)    (111)      26
                                                       ------   ------   ------   ------   ------   ------

    Net realized and unrealized gains
      (losses) on investments                              65      142      (36)    (227)     (89)      16
                                                       ------   ------   ------   ------   ------   ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $  158   $  214   $  (17)  $ (238)  $  (92)  $   16
                                                       ======   ======   ======   ======   ======   ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             SCUDDER VARIABLE SERIES I SUB-ACCOUNTS
                                                       ---------------------------------------------------
                                                          GROWTH AND INCOME            INTERNATIONAL
                                                       ------------------------   ------------------------
                                                        2001     2000     1999     2001     2000     1999
                                                       ------   ------   ------   ------   ------   ------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $    6   $    3   $    -   $    3   $    2   $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (3)      (2)       -       (6)      (3)       -
  Administrative expense                                   (6)      (1)       -      (20)     (10)       -
                                                       ------   ------   ------   ------   ------   ------
    Net investment income (loss)                           (3)       -        -      (23)     (11)       -
                                                       ------   ------   ------   ------   ------   ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                      90       77       40       41      284      250
  Cost of investments sold                                 96       78       40       53      277      257
                                                       ------   ------   ------   ------   ------   ------

    Realized gains (losses) on fund shares                 (6)      (1)       -      (12)       7       (7)

Realized gain distributions                                11        4        1      136       33        4
                                                       ------   ------   ------   ------   ------   ------

    Net realized gains (losses)                             5        3        1      124       40       (3)

Change in unrealized gains (losses)                       (61)     (17)       2     (407)    (142)      56
                                                       ------   ------   ------   ------   ------   ------

    Net realized and unrealized gains
      (losses) on investments                             (56)     (14)       3     (283)    (102)      53
                                                       ------   ------   ------   ------   ------   ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $  (59)  $  (14)  $    3   $ (306)  $ (113)  $   53
                                                       ======   ======   ======   ======   ======   ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           STRONG OPPORTUNITY         STRONG VARIABLE INSURANCE
                                                        FUND II, INC. SUB-ACCOUNT     FUNDS, INC. SUB-ACCOUNTS
                                                       ---------------------------   ---------------------------
                                                           OPPORTUNITY FUND II            DISCOVERY FUND II
                                                       ---------------------------   ---------------------------
                                                        2001      2000      1999      2001      2000      1999
                                                       -------   -------   -------   -------   -------   -------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   10    $    2    $    -    $    5    $    -    $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                              (13)       (4)        -        (6)       (1)        -
  Administrative expense                                  (19)       (6)        -        (4)       (1)        -
                                                       ------    ------    ------    ------    ------    ------
    Net investment income (loss)                          (22)       (8)        -        (5)       (2)        -
                                                       ------    ------    ------    ------    ------    ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                     153       309        84       885       225        55
  Cost of investments sold                                149       297        84       984       221        55
                                                       ------    ------    ------    ------    ------    ------

    Realized gains (losses) on fund shares                  4        12         -       (99)        4         -

Realized gain distributions                               409       119         1       127         -         -
                                                       ------    ------    ------    ------    ------    ------

    Net realized gains (losses)                           413       131         1        28         4         -

Change in unrealized gains (losses)                      (426)     (105)       25       (34)      (28)       10
                                                       ------    ------    ------    ------    ------    ------

    Net realized and unrealized gains
      (losses) on investments                             (13)       26        26        (6)      (24)       10
                                                       ------    ------    ------    ------    ------    ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $  (35)   $   18    $   26    $  (11)   $  (26)   $   10
                                                       ======    ======    ======    ======    ======    ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                        STRONG VARIABLE INSURANCE       T. ROWE PRICE EQUITY
                                                        FUNDS, INC. SUB-ACCOUNTS      SERIES, INC. SUB-ACCOUNTS
                                                       ---------------------------   ---------------------------
                                                         MID CAP GROWTH FUND II      T. ROWE PRICE EQUITY INCOME
                                                       ---------------------------   ---------------------------
                                                        2001      2000      1999      2001      2000      1999
                                                       -------   -------   -------   -------   -------   -------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $    -    $    -    $    -    $   29    $    9    $    2
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                              (17)      (11)        -       (14)       (3)        -
  Administrative expense                                  (36)      (11)        -       (14)       (2)        -
                                                       ------    ------    ------    ------    ------    ------
    Net investment income (loss)                          (53)      (22)        -         1         4         2
                                                       ------    ------    ------    ------    ------    ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                     770     6,306     1,495       464       644       110
  Cost of investments sold                              1,034     6,229     1,464       463       642       108
                                                       ------    ------    ------    ------    ------    ------

    Realized gains (losses) on fund shares               (264)       77        31         1         2         2

Realized gain distributions                                 -       162         -        37        27         8
                                                       ------    ------    ------    ------    ------    ------

    Net realized gains (losses)                          (264)      239        31        38        29        10

Change in unrealized gains (losses)                      (647)     (779)      175       (21)       38       (13)
                                                       ------    ------    ------    ------    ------    ------

    Net realized and unrealized gains
      (losses) on investments                            (911)     (540)      206        17        67        (3)
                                                       ------    ------    ------    ------    ------    ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $ (964)   $ (562)   $  206    $   18    $   71    $   (1)
                                                       ======    ======    ======    ======    ======    ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                            T. ROWE PRICE EQUITY SERIES, INC. SUB-ACCOUNTS
                                                       ---------------------------------------------------------
                                                                                             T. ROWE PRICE
                                                        T. ROWE PRICE MID-CAP GROWTH       NEW AMERICA GROWTH
                                                       ------------------------------   ------------------------
                                                         2001       2000       1999      2001     2000     1999
                                                       --------   --------   --------   ------   ------   ------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $    -     $    -     $    -    $    -   $    -   $    -
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (15)        (5)         -        (3)      (1)       -
  Administrative expense                                    (9)        (2)         -        (1)      (1)       -
                                                        ------     ------     ------    ------   ------   ------
    Net investment income (loss)                           (24)        (7)         -        (4)      (2)       -
                                                        ------     ------     ------    ------   ------   ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                    1,315      1,155         29       147       61       29
  Cost of investments sold                               1,333      1,155         30       177       60       30
                                                        ------     ------     ------    ------   ------   ------

    Realized gains (losses) on fund shares                 (18)         -         (1)      (30)       1       (1)

Realized gain distributions                                  -         24          3         8       29        5
                                                        ------     ------     ------    ------   ------   ------

    Net realized gains (losses)                            (18)        24          2       (22)      30        4

Change in unrealized gains (losses)                        125        (22)        41       (24)     (54)       4
                                                        ------     ------     ------    ------   ------   ------

    Net realized and unrealized gains
      (losses) on investments                              107          2         43       (46)     (24)       8
                                                        ------     ------     ------    ------   ------   ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                        $   83     $   (5)    $   43    $  (50)  $  (26)  $    8
                                                        ======     ======     ======    ======   ======   ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                         T. ROWE PRICE INTERNATIONAL
                                                           SERIES, INC. SUB-ACCOUNT
                                                       --------------------------------
                                                         T. ROWE PRICE INTERNATIONAL
                                                                    STOCK
                                                       --------------------------------
                                                        2001         2000         1999
                                                       ------       ------       ------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   16       $    3       $    1
Charges from Lincoln Benefit Life Company:
  Mortality and expense risk                               (5)          (3)           -
  Administrative expense                                  (13)          (1)           -
                                                       ------       ------       ------
    Net investment income (loss)                           (2)          (1)           1
                                                       ------       ------       ------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                     115          400          143
  Cost of investments sold                                129          388          146
                                                       ------       ------       ------

    Realized gains (losses) on fund shares                (14)          12           (3)

Realized gain distributions                                 -           17            1
                                                       ------       ------       ------

    Net realized gains (losses)                           (14)          29           (2)

Change in unrealized gains (losses)                      (159)        (108)          28
                                                       ------       ------       ------

    Net realized and unrealized gains
      (losses) on investments                            (173)         (79)          26
                                                       ------       ------       ------

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                       $ (175)      $  (80)      $   27
                                                       ======       ======       ======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                  THE ALGER AMERICAN FUND SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                                 GROWTH                     INCOME AND GROWTH
                                                     ------------------------------   ------------------------------
                                                       2001       2000       1999       2001       2000       1999
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                         $    (46)  $    (34)  $      -   $    (42)  $    (19)  $      -
Net realized gains (losses)                               377        359         36        149        261         20
Change in unrealized gains (losses)                      (848)      (916)       188       (515)      (328)       155
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                         (517)      (591)       224       (408)       (86)       175
                                                     --------   --------   --------   --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                1,987      2,292      1,133      1,823      1,131        408
Payments on termination                                  (136)       (19)         -        (52)       (10)         -
Cost of Insurance                                        (346)      (186)       (55)      (249)       (89)       (27)
Loans - net                                                 6         (1)         -          1          -          -
Transfers among the sub-accounts
 and with the Fixed Account - net                          (8)       201        170        351        258        186
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                              1,503      2,287      1,248      1,874      1,290        567
                                                     --------   --------   --------   --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS                         986      1,696      1,472      1,466      1,204        742

NET ASSETS AT BEGINNING OF PERIOD                       3,184      1,488         16      1,962        758         16
                                                     --------   --------   --------   --------   --------   --------

NET ASSETS AT END OF PERIOD                          $  4,170   $  3,184   $  1,488   $  3,428   $  1,962   $    758
                                                     ========   ========   ========   ========   ========   ========

UNITS OUTSTANDING
  Units outstanding at beginning of period            233,171     92,857      1,375    120,686     46,044      1,400
    Units issued                                      128,515    206,600    116,066    136,624    107,117     58,432
    Units redeemed                                    (15,415)   (66,286)   (24,584)   (11,156)   (32,475)   (13,788)
                                                     --------   --------   --------   --------   --------   --------
  Units outstanding at end of period                  346,271    233,171     92,857    246,154    120,686     46,044
                                                     ========   ========   ========   ========   ========   ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                   THE ALGER AMERICAN FUND SUB-ACCOUNTS
                                                     ----------------------------------------------------------------
                                                            LEVERAGED ALLCAP                   MIDCAP GROWTH
                                                     ------------------------------   -------------------------------
                                                       2001       2000       1999       2001        2000       1999
                                                     --------   --------   --------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                         $    (59)  $    (35)  $      -   $     (72)  $    (26)  $      -
Net realized gains (losses)                                (8)       296         22       1,205        120          9
Change in unrealized gains (losses)                      (621)    (1,283)       401      (1,416)      (210)        65
                                                     --------   --------   --------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (688)    (1,022)       423        (283)      (116)        74
                                                     --------   --------   --------   ---------   --------   --------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                2,326      3,077        954       3,662      2,100        419
Payments on termination                                  (164)       (35)         -        (109)       (26)        (1)
Cost of Insurance                                        (407)      (193)       (38)       (501)      (123)       (21)
Loans - net                                                (3)         -          -           2          -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                           (249)        43        334        (389)     1,055         45
                                                     --------   --------   --------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                              1,503      2,892      1,250       2,665      3,006        442
                                                     --------   --------   --------   ---------   --------   --------

INCREASE (DECREASE) IN NET ASSETS                         815      1,870      1,673       2,382      2,890        516

NET ASSETS AT BEGINNING OF PERIOD                       3,543      1,673          -       3,409        519          3
                                                     --------   --------   --------   ---------   --------   --------

NET ASSETS AT END OF PERIOD                          $  4,358   $  3,543   $  1,673   $   5,791   $  3,409   $    519
                                                     ========   ========   ========   =========   ========   ========

UNITS OUTSTANDING
  Units outstanding at beginning of period            205,673     73,026         36     203,282     33,781        254
    Units issued                                      121,366    196,420     89,229     284,714    265,032     62,049
    Units redeemed                                    (26,052)   (63,773)   (16,239)   (118,598)   (95,531)   (28,522)
                                                     --------   --------   --------   ---------   --------   --------
  Units outstanding at end of period                  300,987    205,673     73,026     369,398    203,282     33,781
                                                     ========   ========   ========   =========   ========   ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                        THE ALGER AMERICAN FUND          FEDERATED INSURANCE SERIES
                                                              SUB-ACCOUNTS                      SUB-ACCOUNTS
                                                     ------------------------------   --------------------------------
                                                                                             FEDERATED FUND FOR
                                                          SMALL CAPITALIZATION         U.S. GOVERNMENT SECURITIES II
                                                     ------------------------------   --------------------------------
                                                       2001       2000       1999       2001        2000        1999
                                                     --------   --------   --------   ---------   ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                         $    (25)  $    (13)  $      -   $      54   $      47   $     32
Net realized gains (losses)                              (102)       337          6          37         (24)        12
Change in unrealized gains (losses)                      (392)      (792)       112          72         107        (63)
                                                     --------   --------   --------   ---------   ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                         (519)      (468)       118         163         130        (19)
                                                     --------   --------   --------   ---------   ---------   --------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                1,114      1,443        359       1,168         306        314
Payments on termination                                   (53)        (4)         -         (81)         (8)       (53)
Cost of Insurance                                        (160)       (85)       (18)       (269)        (77)       (67)
Loans - net                                                (1)         -          -         (20)         (1)       (15)
Transfers among the sub-accounts
 and with the Fixed Account - net                         (23)       117         36       2,300         234         58
                                                     --------   --------   --------   ---------   ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                                877      1,471        377       3,098         454        237
                                                     --------   --------   --------   ---------   ---------   --------

INCREASE (DECREASE) IN NET ASSETS                         358      1,003        495       3,261         584        218

NET ASSETS AT BEGINNING OF PERIOD                       1,510        507         12       2,034       1,450      1,232
                                                     --------   --------   --------   ---------   ---------   --------

NET ASSETS AT END OF PERIOD                          $  1,868   $  1,510   $    507   $   5,295   $   2,034   $  1,450
                                                     ========   ========   ========   =========   =========   ========

UNITS OUTSTANDING
  Units outstanding at beginning of period            127,281     31,083      1,035     151,952     115,227     94,225
    Units issued                                      118,091    136,506     49,313     465,461     176,207    113,691
    Units redeemed                                    (22,014)   (40,308)   (19,265)   (226,324)   (139,482)   (92,689)
                                                     --------   --------   --------   ---------   ---------   --------
  Units outstanding at end of period                  223,358    127,281     31,083     391,089     151,952    115,227
                                                     ========   ========   ========   =========   =========   ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                   FEDERATED INSURANCE SERIES SUB-ACCOUNTS
                                                     -------------------------------------------------------------------
                                                        FEDERATED HIGH INCOME BOND
                                                                  FUND II                   FEDERATED UTILITY FUND II
                                                     ---------------------------------   -------------------------------
                                                       2001        2000        1999        2001        2000       1999
                                                     ---------   ---------   ---------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)                         $     413   $     302   $     280   $      73   $     62   $     38
Net realized gains (losses)                               (298)       (215)        (73)        (94)        62        186
Change in unrealized gains (losses)                       (145)       (477)       (167)       (475)      (422)      (201)
                                                     ---------   ---------   ---------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          (30)       (390)         40        (496)      (298)        23
                                                     ---------   ---------   ---------   ---------   --------   --------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                 1,064         748         960         793        578        761
Payments on termination                                   (133)       (201)        (65)       (178)       (75)       (95)
Cost of Insurance                                         (304)       (177)       (213)       (235)      (149)      (129)
Loans - net                                                (13)        (26)        (54)        (96)       (38)        (8)
Transfers among the sub-accounts and with the Fixed
 Account - net                                             936        (345)       (438)        260        (33)       (77)
                                                     ---------   ---------   ---------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                               1,550          (1)        190         544        283        452
                                                     ---------   ---------   ---------   ---------   --------   --------

INCREASE (DECREASE) IN NET ASSETS                        1,520        (391)        230          48        (15)       475

NET ASSETS AT BEGINNING OF PERIOD                        3,499       3,890       3,660       3,031      3,046      2,571
                                                     ---------   ---------   ---------   ---------   --------   --------

NET ASSETS AT END OF PERIOD                          $   5,019   $   3,499   $   3,890   $   3,079   $  3,031   $  3,046
                                                     =========   =========   =========   =========   ========   ========

UNITS OUTSTANDING
  Units outstanding at beginning of period             276,605     269,049     245,309     194,651    170,787    138,256
    Units issued                                       655,613     476,233     974,874     176,055     81,200    101,247
    Units redeemed                                    (522,318)   (468,677)   (951,134)   (127,957)   (57,336)   (68,716)
                                                     ---------   ---------   ---------   ---------   --------   --------
  Units outstanding at end of period                   409,900     276,605     269,049     242,749    194,651    170,787
                                                     =========   =========   =========   =========   ========   ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                             FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                     -----------------------------------------------------------------------
                                                            VIP ASSET MANAGER                     VIP CONTRAFUND
                                                     -------------------------------   -------------------------------------
                                                       2001        2000       1999        2001          2000         1999
                                                     ---------   --------   --------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $     195   $    151   $    130   $       (64)  $     (151)  $      (78)
Net realized gains (losses)                                 41        470        276        (1,392)       3,350        1,408
Change in unrealized gains (losses)                       (558)      (945)       178        (2,106)      (5,114)       2,620
                                                     ---------   --------   --------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         (322)      (324)       584        (3,562)      (1,915)       3,950
                                                     ---------   --------   --------   -----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 1,223      1,064      1,282         5,889        6,855        6,010
Payments on termination                                    (93)      (141)      (100)         (882)        (958)        (415)
Cost of Insurance                                         (423)      (316)      (294)       (2,096)      (1,442)      (1,107)
Loans - net                                                (79)      (117)       (41)         (309)        (259)        (166)
Transfers among the sub-accounts and with the Fixed
 Account - net                                             381       (325)      (306)         (139)       1,705         (389)
                                                     ---------   --------   --------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                            1,009        165        541         2,463        5,901        3,933
                                                     ---------   --------   --------   -----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                          687       (159)     1,125        (1,099)       3,986        7,883

NET ASSETS AT BEGINNING OF PERIOD                        6,366      6,525      5,400        26,254       22,268       14,385
                                                     ---------   --------   --------   -----------   ----------   ----------

NET ASSETS AT END OF PERIOD                          $   7,053   $  6,366   $  6,525   $    25,155   $   26,254   $   22,268
                                                     =========   ========   ========   ===========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period             381,131    364,996    326,285     1,415,964    1,077,720      821,956
    Units issued                                       304,546    100,182    121,314     2,721,757      646,314      609,497
    Units redeemed                                    (232,905)   (84,047)   (82,603)   (2,529,634)    (308,070)    (353,733)
                                                     ---------   --------   --------   -----------   ----------   ----------
  Units outstanding at end of period                   452,772    381,131    364,996     1,608,087    1,415,964    1,077,720
                                                     =========   ========   ========   ===========   ==========   ==========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                     -----------------------------------------------------------------------------
                                                               VIP EQUITY-INCOME                          VIP GROWTH
                                                     -------------------------------------   -------------------------------------
                                                        2001          2000         1999         2001          2000         1999
                                                     -----------   ----------   ----------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $       215   $      197   $      122   $      (336)  $     (343)  $     (210)
Net realized gains (losses)                                1,094        1,598        1,644        (1,925)       6,508        4,918
Change in unrealized gains (losses)                       (3,180)         295         (526)       (5,200)     (11,487)       4,806
                                                     -----------   ----------   ----------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         (1,871)       2,090        1,240        (7,461)      (5,322)       9,514
                                                     -----------   ----------   ----------   -----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                   5,057        5,081        5,782         8,703        8,720        7,309
Payments on termination                                     (783)        (500)        (857)       (1,237)      (1,163)      (1,101)
Cost of Insurance                                         (2,020)      (1,398)      (1,426)       (2,829)      (2,060)      (1,624)
Loans - net                                                 (296)        (264)        (273)         (467)        (731)        (464)
Transfers among the sub-accounts and with the Fixed
 Account - net                                               957         (914)      (1,106)         (946)       1,700          458
                                                     -----------   ----------   ----------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                              2,915        2,005        2,120         3,224        6,466        4,578
                                                     -----------   ----------   ----------   -----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                          1,044        4,095        3,360        (4,237)       1,144       14,092

NET ASSETS AT BEGINNING OF PERIOD                         31,018       26,923       23,563        39,116       37,972       23,880
                                                     -----------   ----------   ----------   -----------   ----------   ----------

NET ASSETS AT END OF PERIOD                          $    32,062   $   31,018   $   26,923   $    34,879   $   39,116   $   37,972
                                                     ===========   ==========   ==========   ===========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period             1,323,956    1,189,503    1,059,523     1,490,913    1,175,298      938,039
    Units issued                                       2,143,426      734,674      603,201     2,415,546    1,123,266    1,006,136
    Units redeemed                                    (1,951,454)    (600,221)    (473,221)   (2,147,175)    (807,651)    (768,877)
                                                     -----------   ----------   ----------   -----------   ----------   ----------
  Units outstanding at end of period                   1,515,928    1,323,956    1,189,503     1,759,284    1,490,913    1,175,298
                                                     ===========   ==========   ==========   ===========   ==========   ==========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND SUB-ACCOUNTS
                                                     ------------------------------------------------------------------------------
                                                               VIP INDEX 500                          VIP MONEY MARKET
                                                     ---------------------------------   ------------------------------------------
                                                        2001        2000        1999         2001           2000           1999
                                                     ----------   ---------   --------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $      (75)  $     (48)  $      2   $        727   $        996   $        607
Net realized gains (losses)                                (109)         54         24              -              -              -
Change in unrealized gains (losses)                      (1,424)     (1,053)       467              -              -              -
                                                     ----------   ---------   --------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (1,608)     (1,047)       493            727            996            607
                                                     ----------   ---------   --------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                  7,093       6,361      4,434         16,816         17,108         17,060
Payments on termination                                    (390)        (81)       (13)        (1,450)          (978)        (1,171)
Cost of Insurance                                        (1,207)       (518)      (187)        (1,566)          (914)          (814)
Loans - net                                                   7          (1)         -            291           (880)          (436)
Transfers among the sub-accounts and with the Fixed
 Account - net                                             (201)        102        657         (7,331)       (14,424)          (444)
                                                     ----------   ---------   --------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                             5,302       5,863      4,891          6,760            (88)        14,195
                                                     ----------   ---------   --------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS                         3,694       4,816      5,384          7,487            908         14,802

NET ASSETS AT BEGINNING OF PERIOD                        10,241       5,425         41         24,877         23,969          9,167
                                                     ----------   ---------   --------   ------------   ------------   ------------

NET ASSETS AT END OF PERIOD                          $   13,935   $  10,241   $  5,425   $     32,364   $     24,877   $     23,969
                                                     ==========   =========   ========   ============   ============   ============

UNITS OUTSTANDING
  Units outstanding at beginning of period              820,869     394,388      3,617      1,934,171      1,918,900        743,744
    Units issued                                        567,858     666,727    489,759     22,334,703     19,703,031     15,259,100
    Units redeemed                                     (118,006)   (240,246)   (98,988)   (21,833,853)   (19,687,760)   (14,083,944)
                                                     ----------   ---------   --------   ------------   ------------   ------------
  Units outstanding at end of period                  1,270,721     820,869    394,388      2,435,021      1,934,171      1,918,900
                                                     ==========   =========   ========   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                           FIDELITY VARIABLE INSURANCE           IAI RETIREMENT FUNDS, INC.
                                                           PRODUCTS FUND SUB-ACCOUNTS                   SUB-ACCOUNTS
                                                     ---------------------------------------   ------------------------------
                                                                  VIP OVERSEAS                       BALANCED PORTFOLIO
                                                     ---------------------------------------   ------------------------------
                                                        2001          2000          1999       2001 (c)     2000       1999
                                                     -----------   -----------   -----------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $       357   $        71   $        52   $     15   $     17   $     10
Net realized gains (losses)                               (1,252)        1,160           705        (74)        64         41
Change in unrealized gains (losses)                         (319)       (2,567)        1,671         43        (92)       (26)
                                                     -----------   -----------   -----------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         (1,214)       (1,336)        2,428        (16)       (11)        25
                                                     -----------   -----------   -----------   --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                     716         1,691         1,047          9        102        203
Payments on termination                                     (228)         (177)         (347)        (4)       (22)       (31)
Cost of Insurance                                           (468)         (347)         (332)        (7)       (42)       (41)
Loans - net                                                 (129)          (79)          (68)         -         (4)       (15)
Transfers among the sub-accounts and with the Fixed
 Account - net                                               437          (761)       (2,405)      (595)      (285)        56
                                                     -----------   -----------   -----------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                                328           327        (2,105)      (597)      (251)       172
                                                     -----------   -----------   -----------   --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS                           (886)       (1,009)          323       (613)      (262)       197

NET ASSETS AT BEGINNING OF PERIOD                          6,616         7,625         7,302        613        875        678
                                                     -----------   -----------   -----------   --------   --------   --------

NET ASSETS AT END OF PERIOD                          $     5,730   $     6,616   $     7,625   $      -   $    613   $    875
                                                     ===========   ===========   ===========   ========   ========   ========

UNITS OUTSTANDING
  Units outstanding at beginning of period               420,677       379,273       507,996     37,048     51,610     41,137
    Units issued                                       5,902,752     2,604,439     3,077,990      1,282      8,273     23,276
    Units redeemed                                    (5,846,001)   (2,563,035)   (3,206,713)   (38,330)   (22,835)   (12,803)
                                                     -----------   -----------   -----------   --------   --------   --------
  Units outstanding at end of period                     477,428       420,677       379,273          -     37,048     51,610
                                                     ===========   ===========   ===========   ========   ========   ========

(c) For the Period Beginning January 1, 2001 and Ended March 15, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                 IAI RETIREMENT FUNDS, INC. SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                           REGIONAL PORTFOLIO               RESERVE PORTFOLIO
                                                     ------------------------------   ------------------------------
                                                     2001 (c)     2000       1999     2001 (c)     2000       1999
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $     10   $    (14)  $     (8)  $      1   $     8    $     4
Net realized gains (losses)                                (6)       536         64         (1)       (1)         -
Change in unrealized gains (losses)                       (78)      (359)       357          1         2         (3)
                                                     --------   --------   --------   --------   -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         (74)       163        413          1         9          1
                                                     --------   --------   --------   --------   -------    -------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                   36        311        451          1         4         69
Payments on termination                                   (18)       (64)       (43)         -         -         (5)
Cost of Insurance                                         (22)      (121)      (149)        (2)       (8)        (7)
Loans - net                                                (1)       (41)       (17)         -         -          1
Transfers among the sub-accounts and with the Fixed
 Account - net                                         (1,761)    (1,171)      (648)      (162)      (29)       (14)
                                                     --------   --------   --------   --------   -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                          (1,766)    (1,086)      (406)      (163)      (33)        44
                                                     --------   --------   --------   --------   -------    -------

INCREASE (DECREASE) IN NET ASSETS                      (1,840)      (923)         7       (162)      (24)        45

NET ASSETS AT BEGINNING OF PERIOD                       1,840      2,763      2,756        162       186        141
                                                     --------   --------   --------   --------   -------    -------

NET ASSETS AT END OF PERIOD                          $      -   $  1,840   $  2,763   $      -   $   162    $   186
                                                     ========   ========   ========   ========   =======    =======

UNITS OUTSTANDING
  Units outstanding at beginning of period             83,855    133,143    156,040     12,607    15,314     11,699
    Units issued                                        3,376     46,026     29,263      1,953       572     13,415
    Units redeemed                                    (87,231)   (95,314)   (52,160)   (14,560)   (3,279)    (9,800)
                                                     --------   --------   --------   --------   -------    -------
  Units outstanding at end of period                        -     83,855    133,143          -    12,607     15,314
                                                     ========   ========   ========   ========   =======    =======

(c) For the Period Beginning January 1, 2001 and Ended March 15, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                          JANUS ASPEN SERIES SUB-ACCOUNTS
                                                     --------------------------------------------------------------------------
                                                               AGGRESSIVE GROWTH                          BALANCED
                                                     -------------------------------------   ----------------------------------
                                                        2001         2000         1999          2001        2000        1999
                                                     ----------   ----------   -----------   ----------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $     (343)  $    2,281   $       121   $      346   $     783   $     195
Net realized gains (losses)                              (2,785)      12,068         6,570          (15)      1,499       1,133
Change in unrealized gains (losses)                     (13,676)     (32,896)       16,727       (1,442)     (2,824)      1,562
                                                     ----------   ----------   -----------   ----------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       (16,804)     (18,547)       23,418       (1,111)       (542)      2,890
                                                     ----------   ----------   -----------   ----------   ---------   ---------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 11,009       14,214         5,981        6,582       4,718       3,966
Payments on termination                                    (890)      (1,314)         (528)      (1,565)     (1,169)       (299)
Cost of Insurance                                        (2,845)      (2,348)       (1,277)      (1,757)       (937)       (675)
Loans - net                                                (322)        (818)         (752)        (179)       (312)       (112)
Transfers among the sub-accounts and with the Fixed
 Account - net                                           (1,371)       3,333         1,851        1,702         801         340
                                                     ----------   ----------   -----------   ----------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                             5,581       13,067         5,275        4,783       3,101       3,220
                                                     ----------   ----------   -----------   ----------   ---------   ---------

INCREASE (DECREASE) IN NET ASSETS                       (11,223)      (5,480)       28,693        3,672       2,559       6,110

NET ASSETS AT BEGINNING OF PERIOD                        39,382       44,862        16,169       18,012      15,453       9,343
                                                     ----------   ----------   -----------   ----------   ---------   ---------

NET ASSETS AT END OF PERIOD                          $   28,159   $   39,382   $    44,862   $   21,684   $  18,012   $  15,453
                                                     ==========   ==========   ===========   ==========   =========   =========

UNITS OUTSTANDING
  Units outstanding at beginning of period            1,319,690      903,625       688,446      816,699     625,398     432,028
    Units issued                                      1,133,464    1,375,556     1,696,464      708,408     406,876     748,162
    Units redeemed                                     (770,461)    (959,491)   (1,481,285)    (413,621)   (215,575)   (554,792)
                                                     ----------   ----------   -----------   ----------   ---------   ---------
  Units outstanding at end of period                  1,682,693    1,319,690       903,625    1,111,486     816,699     625,398
                                                     ==========   ==========   ===========   ==========   =========   =========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                         JANUS ASPEN SERIES SUB-ACCOUNTS
                                                     -----------------------------------------------------------------------
                                                             FLEXIBLE INCOME                          GROWTH
                                                     -------------------------------   -------------------------------------
                                                       2001        2000       1999        2001          2000         1999
                                                     ---------   --------   --------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $     152   $     95   $    101   $      (360)  $      626   $     (162)
Net realized gains (losses)                                 15        (15)         8        (2,587)       6,389        2,164
Change in unrealized gains (losses)                         13         25        (88)       (8,511)     (14,506)       7,860
                                                     ---------   --------   --------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          180        105         21       (11,458)      (7,491)       9,862
                                                     ---------   --------   --------   -----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                   940        428        668        10,579       12,228        7,439
Payments on termination                                   (295)       (62)       (67)       (1,398)      (1,533)        (706)
Cost of Insurance                                         (231)      (101)       (88)       (3,034)      (2,118)      (1,402)
Loans - net                                                (19)        46        (16)         (265)        (588)        (425)
Transfers among the sub-accounts and with the Fixed
 Account - net                                           1,038        (80)      (339)          253        4,220        2,467
                                                     ---------   --------   --------   -----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                            1,433        231        158         6,135       12,209        7,373
                                                     ---------   --------   --------   -----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS                        1,613        336        179        (5,323)       4,718       17,235

NET ASSETS AT BEGINNING OF PERIOD                        2,184      1,848      1,669        41,040       36,322       19,087
                                                     ---------   --------   --------   -----------   ----------   ----------

NET ASSETS AT END OF PERIOD                          $   3,797   $  2,184   $  1,848   $    35,717   $   41,040   $   36,322
                                                     =========   ========   ========   ===========   ==========   ==========

UNITS OUTSTANDING
  Units outstanding at beginning of period             149,975    129,587    107,261     1,670,749    1,119,892      772,270
    Units issued                                       266,679     69,745    106,346     2,174,917    1,404,542      775,794
    Units redeemed                                    (167,379)   (49,357)   (84,020)   (1,758,501)    (853,685)    (428,172)
                                                     ---------   --------   --------   -----------   ----------   ----------
  Units outstanding at end of period                   249,275    149,975    129,587     2,087,165    1,670,749    1,119,892
                                                     =========   ========   ========   ===========   ==========   ==========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                                                    LSA VARIABLE SERIES TRUST
                                                         JANUS ASPEN SERIES SUB-ACCOUNTS                   SUB-ACCOUNTS
                                                     ---------------------------------------   ------------------------------------
                                                                                                                            LSA
                                                                                                 LSA          LSA       DIVERSIFIED
                                                                WORLDWIDE GROWTH               BALANCED   BASIC VALUE     MID CAP
                                                     ---------------------------------------   --------   -----------   -----------
                                                        2001          2000          1999       2001 (a)    2001 (a)      2001 (a)
                                                     -----------   -----------   -----------   --------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $      (253)  $       608   $      (262)  $ 0.008      $    -         $   -
Net realized gains (losses)                               (8,734)       16,030         5,892     0.002           -             -
Change in unrealized gains (losses)                       (3,912)      (26,185)       15,622    (0.010)          -             -
                                                     -----------   -----------   -----------   -------      ------         -----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (12,899)       (9,547)       21,252         -           -             -
                                                     -----------   -----------   -----------   -------      ------         -----

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                  10,779        13,522         8,715     0.459           2             1
Payments on termination                                   (1,299)       (1,731)         (789)        -           -             -
Cost of Insurance                                         (3,498)       (2,706)       (1,965)   (0.303)          -             -
Loans - net                                                 (652)       (1,010)       (1,253)        -           -             -
Transfers among the sub-accounts and with the Fixed
 Account - net                                            (1,849)        1,103        (2,098)        -           9             4
                                                     -----------   -----------   -----------   -------      ------         -----
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                              3,481         9,178         2,610     0.156          11             5
                                                     -----------   -----------   -----------   -------      ------         -----

INCREASE (DECREASE) IN NET ASSETS                         (9,418)         (369)       23,862     0.156          11             5

NET ASSETS AT BEGINNING OF PERIOD                         53,465        53,834        29,972         -           -             -
                                                     -----------   -----------   -----------   -------      ------         -----

NET ASSETS AT END OF PERIOD                          $    44,047   $    53,465   $    53,834   $ 0.156      $   11         $   5
                                                     ===========   ===========   ===========   =======      ======         =====

UNITS OUTSTANDING
  Units outstanding at beginning of period             1,937,334     1,472,272     1,240,765         -           -             -
    Units issued                                       6,665,943     4,187,894     1,513,390        44       1,468           890
    Units redeemed                                    (6,374,725)   (3,722,832)   (1,281,883)      (29)       (452)         (446)
                                                     -----------   -----------   -----------   -------      ------         -----
  Units outstanding at end of period                   2,228,552     1,937,334     1,472,272        15       1,016           444
                                                     ===========   ===========   ===========   =======      ======         =====

(a) For the Period Beginning October 22, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                       LSA VARIABLE SERIES      MFS VARIABLE INSURANCE TRUST
                                                       TRUST SUB-ACCOUNTS               SUB-ACCOUNTS
                                                     -----------------------   ------------------------------
                                                     LSA MID CAP   LSA VALUE
                                                        VALUE       EQUITY       MFS EMERGING GROWTH SERIES
                                                     -----------   ---------   ------------------------------
                                                      2001 (a)     2001 (a)      2001       2000       1999
                                                     -----------   ---------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                            $  -        $ 0.001    $    (65)  $    (37)  $      -
Net realized gains (losses)                                -          0.002          77        107         16
Change in unrealized gains (losses)                        -         (0.001)     (1,167)      (644)       246
                                                        ----        -------    --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          -          0.002      (1,155)      (574)       262
                                                        ----        -------    --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                   3          0.093       2,332      2,430        550
Payments on termination                                    -              -         (94)       (10)         -
Cost of Insurance                                          -         (0.044)       (368)      (169)       (30)
Loans - net                                                -              -           4         (1)         -
Transfers among the sub-accounts and with the Fixed
 Account - net                                             4          0.090         (79)       345        (22)
                                                        ----        -------    --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                              7          0.139       1,795      2,595        498
                                                        ----        -------    --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS                          7          0.141         640      2,021        760

NET ASSETS AT BEGINNING OF PERIOD                          -              -       2,784        763          3
                                                        ----        -------    --------   --------   --------

NET ASSETS AT END OF PERIOD                             $  7        $ 0.141    $  3,424   $  2,784   $    763
                                                        ====        =======    ========   ========   ========

UNITS OUTSTANDING
  Units outstanding at beginning of period                 -              -     166,002     36,580        268
    Units issued                                         664             20     160,444    177,954     51,902
    Units redeemed                                        (5)            (7)    (19,417)   (48,532)   (15,590)
                                                        ----        -------    --------   --------   --------
  Units outstanding at end of period                     659             13     307,029    166,002     36,580
                                                        ====        =======    ========   ========   ========

(a) For the Period Beginning October 22, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                    MFS VARIABLE INSURANCE TRUST SUB-ACCOUNTS
                                                     ------------------------------------------------------------------------
                                                      MFS INVESTORS TRUST SERIES (b)           MFS NEW DISCOVERY SERIES
                                                     ---------------------------------   ------------------------------------
                                                       2001        2000        1999        2001        2000          1999
                                                     ---------   ---------   ---------   --------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $    (20)   $     (7)   $      -    $   (28)    $     (11)    $      -
Net realized gains (losses)                                41          12           2         32            90          (23)
Change in unrealized gains (losses)                      (328)         (8)         19        (69)         (147)         158
                                                     --------    --------    --------    --------    ---------     --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (307)         (3)         21        (65)          (68)         135
                                                     --------    --------    --------    --------    ---------     --------

INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
Deposits                                                1,437         973         341      1,254           840          140
Payments on termination                                   (17)         (8)          -        (28)           (1)           -
Cost of Insurance                                        (163)        (61)        (22)      (183)          (49)         (10)
Loans - net                                                 4          (1)          -          -             -            -
Transfers among the sub-accounts and with the Fixed
 Account - net                                            105          17         102         61           (82)         347
                                                     --------    --------    --------    --------    ---------     --------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                           1,366         920         421      1,104           708          477
                                                     --------    --------    --------    --------    ---------     --------

INCREASE (DECREASE) IN NET ASSETS                       1,059         917         442      1,039           640          612

NET ASSETS AT BEGINNING OF PERIOD                       1,362         445           3      1,252           612            -
                                                     --------    --------    --------    --------    ---------     --------

NET ASSETS AT END OF PERIOD                          $  2,421    $  1,362    $    445    $ 2,291     $   1,252     $    612
                                                     ========    ========    ========    ========    =========     ========

UNITS OUTSTANDING
  Units outstanding at beginning of period            113,653      37,045         266     64,571        30,949           23
    Units issued                                      134,764     138,120      52,113     78,577       141,293       86,444
    Units redeemed                                     (8,039)    (61,512)    (15,334)   (18,744)     (107,671)     (55,518)
                                                     --------    --------    --------    --------    ---------     --------
  Units outstanding at end of period                  240,378     113,653      37,045    124,404        64,571       30,949
                                                     ========    ========    ========    ========    =========     ========

(b) Previously Known as Growth with Income Series

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                MFS VARIABLE INSURANCE TRUST SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                          MFS RESEARCH SERIES            MFS TOTAL RETURN SERIES
                                                     ------------------------------   ------------------------------
                                                       2001       2000       1999       2001       2000       1999
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $    (22)  $     (8)  $      -   $      1   $      4   $      1
Net realized gains (losses)                               117         42          3         44          9          1
Change in unrealized gains (losses)                      (423)      (136)        46        (51)        55         (3)
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (328)      (102)        49         (6)        68         (1)
                                                     --------   --------   --------   --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                  864        837        267      1,472        335        242
Payments on termination                                   (41)        (6)        (1)       (76)        (5)         -
Cost of Insurance                                        (132)       (53)       (19)      (153)       (26)        (9)
Loans - net                                                 -          -          -          -          -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                            (48)       130         38        661        (14)        38
                                                     --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                             643        908        285      1,904        290        271
                                                     --------   --------   --------   --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS                         315        806        334      1,898        358        270

NET ASSETS AT BEGINNING OF PERIOD                       1,144        338          4        650        292         22
                                                     --------   --------   --------   --------   --------   --------

NET ASSETS AT END OF PERIOD                          $  1,459   $  1,144   $    338   $  2,548   $    650   $    292
                                                     ========   ========   ========   ========   ========   ========

UNITS OUTSTANDING
  Units outstanding at beginning of period             87,078     24,490        337     50,971     26,588      2,047
    Units issued                                       67,452     76,062     36,202    164,806     42,719     29,547
    Units redeemed                                    (13,492)   (13,474)   (12,049)   (16,348)   (18,336)    (5,006)
                                                     --------   --------   --------   --------   --------   --------
  Units outstanding at end of period                  141,038     87,078     24,490    199,429     50,971     26,588
                                                     ========   ========   ========   ========   ========   ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                       OCC
                                                   ACCUMULATION
                                                      TRUST
                                                   SUB-ACCOUNT     SCUDDER VARIABLE SERIES I SUB-ACCOUNTS
                                                  --------------   ---------------------------------------
                                                   OCC SCIENCE
                                                  AND TECHNOLOGY                  BALANCED
                                                  --------------   ---------------------------------------
                                                     2001 (a)         2001          2000          1999
                                                  --------------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)                         $      -       $      9      $      3      $      -
Net realized gains (losses)                                 -             36            67             2
Change in unrealized gains (losses)                        (1)          (119)          (96)           28
                                                     --------       --------      --------      --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                                (1)           (74)          (26)           30
                                                     --------       --------      --------      --------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                    1            646           458           259
Payments on termination                                     -            (23)            -             -
Cost of Insurance                                          (1)          (110)          (35)           (9)
Loans - net                                                 -              2             -             -
Transfers among the sub-accounts and with the
 Fixed Account - net                                       19            523            83            99
                                                     --------       --------      --------      --------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                              19          1,038           506           349
                                                     --------       --------      --------      --------

INCREASE (DECREASE) IN NET ASSETS                          18            964           480           379

NET ASSETS AT BEGINNING OF PERIOD                           -            862           382             3
                                                     --------       --------      --------      --------

NET ASSETS AT END OF PERIOD                          $     18       $  1,826      $    862      $    382
                                                     ========       ========      ========      ========

UNITS OUTSTANDING
  Units outstanding at beginning of period                  -         68,769        29,889           289
    Units issued                                        1,723         91,690        48,647        40,265
    Units redeemed                                        (16)        (5,350)       (9,767)      (10,665)
                                                     --------       --------      --------      --------
  Units outstanding at end of period                    1,707        155,109        68,769        29,889
                                                     ========       ========      ========      ========

(a) For the Period Beginning October 22, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                 SCUDDER VARIABLE SERIES I SUB-ACCOUNTS
                                                     ---------------------------------------------------------------
                                                                  BOND                       GLOBAL DISCOVERY
                                                     -------------------------------   -----------------------------
                                                       2001        2000       1999       2001       2000      1999
                                                     ---------   --------   --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $      93   $     72   $     19   $    (11)  $     (3)  $     -
Net realized gains (losses)                                 22         (4)         6        (21)        22       (10)
Change in unrealized gains (losses)                         43        146        (42)      (206)      (111)       26
                                                     ---------   --------   --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          158        214        (17)      (238)       (92)       16
                                                     ---------   --------   --------   --------   --------   -------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 1,603        771        802        727        628        66
Payments on termination                                   (137)       (12)       (13)       (20)        (2)        -
Cost of Insurance                                         (390)      (110)       (75)      (126)       (47)       (6)
Loans - net                                                (41)       (29)       (18)         -          -         -
Transfers among the sub-accounts and with the Fixed
 Account - net                                           1,022        531         61        (65)       153        27
                                                     ---------   --------   --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                            2,057      1,151        757        516        732        87
                                                     ---------   --------   --------   --------   --------   -------

INCREASE (DECREASE) IN NET ASSETS                        2,215      1,365        740        278        640       103

NET ASSETS AT BEGINNING OF PERIOD                        2,835      1,470        730        746        106         3
                                                     ---------   --------   --------   --------   --------   -------

NET ASSETS AT END OF PERIOD                          $   5,050   $  2,835   $  1,470   $  1,024   $    746   $   106
                                                     =========   ========   ========   ========   ========   =======

UNITS OUTSTANDING
  Units outstanding at beginning of period             235,090    128,064     56,425     43,895      5,918       259
    Units issued                                       299,113    163,788    143,273     46,703     69,536    13,973
    Units redeemed                                    (136,990)   (56,762)   (71,634)   (10,749)   (31,559)   (8,314)
                                                     ---------   --------   --------   --------   --------   -------
  Units outstanding at end of period                   397,213    235,090    128,064     79,849     43,895     5,918
                                                     =========   ========   ========   ========   ========   =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                                SCUDDER VARIABLE SERIES I SUB-ACCOUNTS
                                                     ------------------------------------------------------------
                                                          GROWTH AND INCOME                INTERNATIONAL
                                                     ---------------------------   ------------------------------
                                                      2001      2000      1999       2001       2000       1999
                                                     -------   -------   -------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $    (3)  $     -   $     -   $    (23)  $    (11)  $      -
Net realized gains (losses)                                5         3         1        124         40         (3)
Change in unrealized gains (losses)                      (61)      (17)        2       (407)      (142)        56
                                                     -------   -------   -------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (59)      (14)        3       (306)      (113)        53
                                                     -------   -------   -------   --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                 426       238       173        570        419        131
Payments on termination                                  (30)       (4)        -         (8)        (5)         -
Cost of Insurance                                        (60)      (23)       (6)       (69)       (28)        (8)
Loans - net                                                -        (1)        -          -          -          -
Transfers among the sub-accounts and with the Fixed
 Account - net                                            56        30         9        149        103         74
                                                     -------   -------   -------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                            392       240       176        642        489        197
                                                     -------   -------   -------   --------   --------   --------

INCREASE (DECREASE) IN NET ASSETS                        333       226       179        336        376        250

NET ASSETS AT BEGINNING OF PERIOD                        408       182         3        630        254          4
                                                     -------   -------   -------   --------   --------   --------

NET ASSETS AT END OF PERIOD                          $   741   $   408   $   182   $    966   $    630   $    254
                                                     =======   =======   =======   ========   ========   ========

UNITS OUTSTANDING
  Units outstanding at beginning of period            37,197    16,232       299     49,923     15,761        402
    Units issued                                      47,538    27,674    19,621     64,327     52,564     36,325
    Units redeemed                                    (8,687)   (6,709)   (3,688)    (3,482)   (18,402)   (20,966)
                                                     -------   -------   -------   --------   --------   --------
  Units outstanding at end of period                  76,048    37,197    16,232    110,768     49,923     15,761
                                                     =======   =======   =======   ========   ========   ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                          STRONG OPPORTUNITY           STRONG VARIABLE INSURANCE
                                                       FUND II, INC. SUB-ACCOUNT       FUNDS, INC. SUB-ACCOUNTS
                                                     -----------------------------   -----------------------------
                                                          OPPORTUNITY FUND II              DISCOVERY FUND II
                                                     -----------------------------   -----------------------------
                                                       2001       2000      1999       2001       2000      1999
                                                     --------   --------   -------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $    (22)  $     (8)  $     -   $     (5)  $     (2)  $     -
Net realized gains (losses)                               413        131         1         28          4         -
Change in unrealized gains (losses)                      (426)      (105)       25        (34)       (28)       10
                                                     --------   --------   -------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         (35)        18        26        (11)       (26)       10
                                                     --------   --------   -------   --------   --------   -------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                1,287        663       218        618        251        47
Payments on termination                                   (16)        (1)        -        (18)         -         -
Cost of Insurance                                        (151)       (39)       (5)       (57)       (15)       (1)
Loans - net                                                 9          -         -          1          -         -
Transfers among the sub-accounts and with the Fixed
 Account - net                                            718        169       (12)      (536)       256         -
                                                     --------   --------   -------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                           1,847        792       201          8        492        46
                                                     --------   --------   -------   --------   --------   -------

INCREASE (DECREASE) IN NET ASSETS                       1,812        810       227         (3)       466        56

NET ASSETS AT BEGINNING OF PERIOD                       1,039        229         2        522         56         -
                                                     --------   --------   -------   --------   --------   -------

NET ASSETS AT END OF PERIOD                          $  2,851   $  1,039   $   229   $    519   $    522   $    56
                                                     ========   ========   =======   ========   ========   =======

UNITS OUTSTANDING
  Units outstanding at beginning of period             65,765     15,433       171     42,867      4,809         -
    Units issued                                      129,310     67,094    21,676     25,647     55,587    10,500
    Units redeemed                                     (7,686)   (16,762)   (6,414)   (27,536)   (17,529)   (5,691)
                                                     --------   --------   -------   --------   --------   -------
  Units outstanding at end of period                  187,389     65,765    15,433     40,978     42,867     4,809
                                                     ========   ========   =======   ========   ========   =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                        STRONG VARIABLE INSURANCE          T. ROWE PRICE EQUITY
                                                        FUNDS, INC. SUB-ACCOUNTS         SERIES, INC. SUB-ACCOUNTS
                                                     -------------------------------   -----------------------------
                                                         MID CAP GROWTH FUND II         T. ROWE PRICE EQUITY INCOME
                                                     -------------------------------   -----------------------------
                                                       2001       2000        1999       2001       2000      1999
                                                     --------   ---------   --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $    (53)  $     (22)  $      -   $      1   $      4   $     2
Net realized gains (losses)                              (264)        239         31         38         29        10
Change in unrealized gains (losses)                      (647)       (779)       175        (21)        38       (13)
                                                     --------   ---------   --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (964)       (562)       206         18         71        (1)
                                                     --------   ---------   --------   --------   --------   -------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                1,856       1,594        406      1,329        314       174
Payments on termination                                   (92)         (8)         -       (121)        (4)        -
Cost of Insurance                                        (260)       (105)       (11)      (169)       (34)       (7)
Loans - net                                                (1)         (1)         -          -         (1)        -
Transfers among the sub-accounts and with the Fixed
 Account - net                                           (324)        669         22      1,406         19        29
                                                     --------   ---------   --------   --------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                           1,179       2,149        417      2,445        294       196
                                                     --------   ---------   --------   --------   --------   -------

INCREASE (DECREASE) IN NET ASSETS                         215       1,587        623      2,463        365       195

NET ASSETS AT BEGINNING OF PERIOD                       2,210         623          -        565        200         5
                                                     --------   ---------   --------   --------   --------   -------

NET ASSETS AT END OF PERIOD                          $  2,425   $   2,210   $    623   $  3,028   $    565   $   200
                                                     ========   =========   ========   ========   ========   =======

UNITS OUTSTANDING
  Units outstanding at beginning of period            119,201      28,622          -     44,435     17,787       489
    Units issued                                      122,860     347,660    122,046    226,157     76,946    26,562
    Units redeemed                                    (53,165)   (257,081)   (93,424)   (35,684)   (50,298)   (9,264)
                                                     --------   ---------   --------   --------   --------   -------
  Units outstanding at end of period                  188,896     119,201     28,622    234,908     44,435    17,787
                                                     ========   =========   ========   ========   ========   =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                            T. ROWE PRICE EQUITY SERIES, INC. SUB-ACCOUNTS
                                                     ------------------------------------------------------------
                                                                                            T. ROWE PRICE
                                                     T. ROWE PRICE MID-CAP GROWTH         NEW AMERICA GROWTH
                                                     -----------------------------   ----------------------------
                                                       2001       2000      1999       2001      2000      1999
                                                     --------   --------   -------   --------   -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $    (24)  $     (7)  $     -   $     (4)  $    (2)  $     -
Net realized gains (losses)                               (18)        24         2        (22)       30         4
Change in unrealized gains (losses)                       125        (22)       41        (24)      (54)        4
                                                     --------   --------   -------   --------   -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          83         (5)       43        (50)      (26)        8
                                                     --------   --------   -------   --------   -------   -------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                1,639        605       266        221       186        97
Payments on termination                                   (37)        (2)        -        (18)       (2)        -
Cost of Insurance                                        (210)       (51)       (9)       (48)      (17)       (5)
Loans - net                                                 1          -         -         (1)       (1)        -
Transfers among the sub-accounts
 and with the Fixed Account - net                         (60)       613        35        136        28        (8)
                                                     --------   --------   -------   --------   -------   -------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                              1,333      1,165       292        290       194        84
                                                     --------   --------   -------   --------   -------   -------

INCREASE (DECREASE) IN NET ASSETS                       1,416      1,160       335        240       168        92

NET ASSETS AT BEGINNING OF PERIOD                       1,502        342         7        263        95         3
                                                     --------   --------   -------   --------   -------   -------

NET ASSETS AT END OF PERIOD                          $  2,918   $  1,502   $   342   $    503   $   263   $    95
                                                     ========   ========   =======   ========   =======   =======

UNITS OUTSTANDING
  Units outstanding at beginning of period             97,804     23,918       566     23,073     7,423       229
    Units issued                                      186,120    149,608    25,780     42,250    19,886     9,713
    Units redeemed                                    (92,175)   (75,722)   (2,428)   (15,184)   (4,236)   (2,519)
                                                     --------   --------   -------   --------   -------   -------
  Units outstanding at end of period                  191,749     97,804    23,918     50,139    23,073     7,423
                                                     ========   ========   =======   ========   =======   =======

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

($ in thousands)

                                                        T. ROWE PRICE INTERNATIONAL
                                                         SERIES, INC. SUB-ACCOUNT
                                                     ---------------------------------
                                                     T. ROWE PRICE INTERNATIONAL STOCK
                                                     ---------------------------------
                                                       2001        2000        1999
                                                     ---------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $     (2)   $     (1)   $      1
Net realized gains (losses)                               (14)         29          (2)
Change in unrealized gains (losses)                      (159)       (108)         28
                                                     --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (175)        (80)         27
                                                     --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 TRANSACTIONS
Deposits                                                  418         501         133
Payments on termination                                   (17)         (3)          -
Cost of Insurance                                         (65)        (26)         (4)
Loans - net                                                (1)          -           -
Transfers among the sub-accounts
 and with the Fixed Account - net                          26          36           8
                                                     --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS                                361         508         137
                                                     --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS                         186         428         164

NET ASSETS AT BEGINNING OF PERIOD                         592         164           -
                                                     --------    --------    --------

NET ASSETS AT END OF PERIOD                          $    778    $    592    $    164
                                                     ========    ========    ========

UNITS OUTSTANDING
  Units outstanding at beginning of period             49,886      11,367          10
    Units issued                                       44,855      67,045      23,560
    Units redeemed                                    (10,380)    (28,526)    (12,203)
                                                     --------    --------    --------
  Units outstanding at end of period                   84,361      49,886      11,367
                                                     ========    ========    ========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

    Lincoln Benefit Life Variable Life Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. Lincoln Benefit is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

    Lincoln Benefit issues three life insurance policies, the Investor's Select, the Consultant and the Consultant SL (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any Policy provisions wherein Lincoln Benefit contractually guarantees either a minimum return or account value upon death, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

    THE ALGER AMERICAN FUND
      Growth
      Income and Growth
      Leveraged AllCap
      MidCap Growth
      Small Capitalization
    FEDERATED INSURANCE SERIES
      Federated Fund for U.S. Government
       Securities II
      Federated High Income Bond Fund II
      Federated Utility Fund II
    FIDELITY VARIABLE INSURANCE PRODUCTS FUND
      VIP Asset Manager
      VIP Contrafund
      VIP Equity-Income
      VIP Growth
      VIP Index 500
      VIP Money Market
      VIP Overseas
    IAI RETIREMENT FUNDS, INC.
      Balanced Portfolio
      Regional Portfolio
      Reserve Portfolio
    JANUS ASPEN SERIES
      Aggressive Growth
      Balanced
      Flexible Income
      Growth
      Worldwide Growth
    LSA VARIABLE SERIES TRUST
      LSA Balanced
      LSA Basic Value
      LSA Diversified Mid Cap
      LSA Mid Cap Value
      LSA Value Equity
    MFS VARIABLE INSURANCE TRUST
      MFS Emerging Growth Series
      MFS Investors Trust Series (Previously known
       as MFS Growth with Income Series)
      MFS New Discovery Series
      MFS Research Series
      MFS Total Return Series
    OCC ACCUMULATION TRUST
      OCC Science and Technology
    SCUDDER VARIABLE SERIES I
      Balanced
      Bond
      Global Discovery
      Growth and Income
      International
    STRONG OPPORTUNITY FUND II, INC.
      Opportunity Fund II
    STRONG VARIABLE INSURANCE FUNDS, INC
      Discovery Fund II
      Mid Cap Growth Fund II
    T. ROWE PRICE EQUITY SERIES, INC.
      T. Rowe Price Equity Income
      T. Rowe Price Mid-Cap Growth
      T. Rowe Price New America Growth
    T. ROWE PRICE INTERNATIONAL SERIES, INC.
      T. Rowe Price International Stock

--------------------------------------------------------------------------------

1.  ORGANIZATION (CONTINUED)

    Lincoln Benefit provides administrative and insurance services to the policyholders for a fee. Lincoln Benefit also maintains a fixed account ("Fixed Account"), to which policyholders may direct their deposits and receive a fixed rate of return. Lincoln Benefit has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

    The LSA Variable Series Trust ("Trust") is managed by LSA Asset Management, LLC (the "Manager"), a wholly owned subsidiary of Allstate pursuant to an investment management agreement with the Trust. The Manager is entitled to receive a management fee from each sub-account investing in the Trust. Fees are payable monthly at an annual rate as a percentage of average daily net assets ranging from 0.75% to 1.05%.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

    INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

    REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Fund's ex-distribution date

    FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

    USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    OTHER - To conform with the 2001 presentation, certain amounts in the prior year's financial statements and notes have been reclassified. In addition, disclosures have been revised to adopt appropriate provisions of the AICPA Audit and Accounting Guide, AUDIT OF INVESTMENT COMPANIES.

3.  EXPENSES

    MORTALITY AND EXPENSE RISK CHARGE - Lincoln Benefit assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 0.70% to 0.72% per annum of the daily net assets of the Account, based on the selected rider options. The mortality and expense risk charge covers insurance benefits available with the Policies and certain expenses of the Policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Policies.

    ADMINISTRATIVE EXPENSE CHARGE - Lincoln Benefit Life deducts an administrative expense charge on a monthly or annual basis to cover expenses such as salaries, postage and periodic reports. The Investor's Select policy charges $5 a month, and the Consultant and Consultant SL policies charge $7.50 a month. In addition, the Investor's Select policies charge an annual administrative expense of 0.20% of the policy value on each policy anniversary during the first twelve policy years. The Consultant SL policies charge a monthly administrative expense of $.12 for each $1,000 of the policy's face amount during the first seven policy years.

    COST OF INSURANCE - Lincoln Benefit charges each contractholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the contractholder's death benefit amount and Account value.

4.  PURCHASES OF INVESTMENTS

    The cost of purchases of investments for the year ended December 31, 2001 were as follows:

                                                                 PURCHASES
                                                              ----------------
                                                              ($ IN THOUSANDS)
Investments in The Alger American Fund Sub-Accounts:
    Growth                                                        $  2,151
    Income and Growth                                                2,180
    Leveraged AllCap                                                 1,979
    MidCap Growth                                                    7,264
    Small Capitalization                                             1,042
Investments in the Federated Insurance Series Sub-Accounts:
    Federated Fund for U.S. Government Securities II                 5,085
    Federated High Income Bond Fund II                               5,226
    Federated Utility Fund II                                        1,376
Investments in the Fidelity Variable Insurance Products Fund
 Sub-Accounts:
    VIP Asset Manager                                                1,812
    VIP Contrafund                                                  30,181
    VIP Equity-Income                                               20,253
    VIP Growth                                                      31,941
    VIP Index 500                                                    6,627
    VIP Money Market                                               233,531
    VIP Overseas                                                    64,521
Investments in the IAI Retirement Funds, Inc. Sub-Accounts:
    Balanced Portfolio                                                  22
    Regional Portfolio                                                 538
    Reserve Portfolio                                                   26
Investments in the Janus Aspen Series Sub-Accounts:
    Aggressive Growth                                               10,057
    Balanced                                                         8,027
    Flexible Income                                                  3,169
    Growth                                                          19,460
    Worldwide Growth                                               100,742
Investments in the LSA Variable Series Trust Sub-Accounts:
    LSA Balanced                                                         -
    LSA Basic Value                                                     15
    LSA Diversified Mid Cap                                              9
    LSA Mid Cap Value                                                    7
    LSA Value Equity                                                     -

    The cost of purchases of investments for the year ended December 31, 2001 were as follows:

                                                                 PURCHASES
                                                              ----------------
                                                              ($ IN THOUSANDS)
Investments in the MFS Variable Insurance Trust
 Sub-Accounts:
    MFS Emerging Growth Series                                    $  2,146
    MFS Investors Trust Series                                       1,482
    MFS New Discovery Series                                         1,473
    MFS Research Series                                                964
    MFS Total Return Series                                          2,161
Investments in the OCC Accumulation Trust Sub-Account:
    OCC Science and Technology                                          19
Investments in the Scudder Variable Series I Sub-Accounts:
    Balanced                                                         1,157
    Bond                                                             3,237
    Global Discovery                                                   665
    Growth and Income                                                  490
    International                                                      796
Investments in the Strong Opportunity Fund II, Inc.
 Sub-Account:
    Opportunity Fund II                                              2,388
Investments in the Strong Variable Insurance Funds, Inc.
 Sub-Accounts:
    Discovery Fund II                                                1,016
    Mid Cap Growth Fund II                                           1,896
Investments in the T. Rowe Price Equity Series, Inc.
 Sub-Accounts:
    T. Rowe Price Equity Income                                      2,948
    T. Rowe Price Mid-Cap Growth                                     2,624
    T. Rowe Price New America Growth                                  442
Investments in the T. Rowe Price International Series, Inc.
 Sub-Account:
    T. Rowe Price International Stock                                  475
                                                                  --------
                                                                  $583,620
                                                                  ========

5.  FINANCIAL HIGHLIGHTS

    The accumulation unit value, the investment income ratio, the expense ratio assessed by Lincoln Benefit, and the total return is presented for each sub-account. Expense ratio as explained in Note 3, represent mortality and expense risk and administrative expense charges.

ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

    * INVESTMENT INCOME RATIO - These represent dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends in which the sub-accounts invest.

    ** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes the mortality and expense risk and administrative expense charges. Excluded are expenses of the underlying fund portfolios and cost of insurance expenses.

    ***TOTAL RETURN - This represents the total return for the period and reflects a deduction only for expenses assessed through the daily unit value calculation.

    Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                                       INVESTOR'S SELECT POLICIES
                                                     ----------------------------------------------------------------
                                                                                        FOR THE YEAR ENDED
                                                     AT DECEMBER 31, 2001               DECEMBER 31, 2001
                                                     ---------------------   ----------------------------------------
                                                         ACCUMULATION         INVESTMENT     EXPENSE       TOTAL
                                                          UNIT VALUE         INCOME RATIO*   RATIO**     RETURN***
                                                     ---------------------   -------------   -------   --------------
Investments in the Federated Insurance Series
 Sub-Accounts:
    Federated Fund for U.S. Government
      Securities II                                         $15.11                2.70%       0.90%              6.28%
    Federated High Income Bond Fund II                       13.83               10.88        0.90               0.67
    Federated Utility Fund II                                14.55                3.38        0.90             -14.33
Investments in the Fidelity Variable Insurance
 Products Fund Sub-Accounts:
    VIP Asset Manager                                        16.59                3.78        0.90              -4.76
    VIP Contrafund                                           17.76                0.74        0.90             -12.86
    VIP Equity-Income                                        23.89                1.63        0.90              -5.62
    VIP Growth                                               25.16                0.07        0.90             -18.23
    VIP Money Market                                         14.21                3.61        0.90               3.46
    VIP Overseas                                             12.80                6.92        0.90             -21.72
Investments in the IAI Retirement Funds, Inc.
 Sub-Accounts:
    Balanced Portfolio (c)                                   16.11                5.21        0.90              -2.68
    Regional Portfolio (c)                                   21.08                1.51        0.90              -3.94
    Reserve Portfolio (c)                                    12.87                1.29        0.90               0.50

(c) For the Period Beginning January 1, 2001 and Ended March 15, 2001

                                                                 INVESTOR'S SELECT POLICIES (CONTINUED)
                                                     ----------------------------------------------------------------
                                                                                        FOR THE YEAR ENDED
                                                     AT DECEMBER 31, 2001               DECEMBER 31, 2001
                                                     ---------------------   ----------------------------------------
                                                         ACCUMULATION         INVESTMENT     EXPENSE       TOTAL
                                                          UNIT VALUE         INCOME RATIO*   RATIO**     RETURN***
                                                     ---------------------   -------------   -------   --------------
Investments in the Janus Aspen Series Sub-Accounts:
    Aggressive Growth                                       $21.41               0.00%        0.90%            -39.88%
    Balanced                                                 25.97               2.81         0.90              -5.33
    Flexible Income                                          17.74               6.04         0.90               6.98
    Growth                                                   22.47               0.07         0.90             -25.26
    Worldwide Growth                                         25.65               0.49         0.90             -22.98
Investment in the Scudder Variable Series I
 Sub-Account:
    Bond                                                     14.68               3.37         0.90               5.00

                                                                  CONSULTANT AND CONSULTANT SL POLICIES
                                                     ----------------------------------------------------------------
                                                                                        FOR THE YEAR ENDED
                                                     AT DECEMBER 31, 2001               DECEMBER 31, 2001
                                                     ---------------------   ----------------------------------------
                                                         ACCUMULATION         INVESTMENT     EXPENSE       TOTAL
                                                          UNIT VALUE         INCOME RATIO*   RATIO**     RETURN***
                                                     ---------------------   -------------   -------   --------------
Investments in The Alger American Fund
 Sub-Accounts:
    Growth                                                  $12.04                0.23%       1.38%            -11.82%
    Income and Growth                                        13.93                0.35        1.63             -14.32
    Leveraged AllCap                                         14.48                0.00        1.43             -15.93
    MidCap Growth                                            15.68                0.00        1.42              -6.52
    Small Capitalization                                      8.36                0.04        1.47             -29.51
Investments in the Federated Insurance Series
 Sub-Accounts:
    Federated Fund for U.S. Government
      Securities II                                          12.18                2.70        1.34               7.03
    Federated High Income Bond Fund II                        9.33               10.88        1.45               1.38
    Federated Utility Fund II                                 8.94                3.38        1.06             -13.72
Investments in the Fidelity Variable Insurance
 Products Fund Sub-Accounts:
    VIP Asset Manager                                        11.11                3.78        0.97              -4.09
    VIP Contrafund                                           11.72                0.74        1.16             -12.24
    VIP Equity-Income                                        11.92                1.63        1.24              -4.96
    VIP Growth                                               11.77                0.07        1.35             -17.65
    VIP Index 500                                            10.97                0.96        1.44             -12.10
    VIP Money Market                                         11.88                3.61        1.18               4.19
    VIP Overseas                                              9.59                6.92        1.55             -21.17
Investments in the Janus Aspen
 Series Sub-Accounts:
    Aggressive Growth                                        11.47                0.00        1.64             -39.45
    Balanced                                                 13.86                2.81        1.23              -4.67
    Flexible Income                                          11.98                6.04        0.99               7.74
    Growth                                                   11.03                0.07        1.31             -24.73
    Worldwide Growth                                         11.54                0.49        1.41             -22.44
Investments in the LSA Variable Series Trust
 Sub-Accounts:
    LSA Balanced (a)                                         10.13                9.65        0.72               1.28
    LSA Basic Value (a)                                      10.80                0.02        0.72               7.97
    LSA Diversified Mid Cap (a)                              10.91                0.13        0.72               9.08
    LSA Mid Cap Value (a)                                    10.89                0.56        0.72               8.92
    LSA Value Equity (a)                                     10.58                1.42        0.72               5.84

(a) For the Period Beginning October 22, 2001 and Ended December 31, 2001

                                                            CONSULTANT AND CONSULTANT SL POLICIES (CONTINUED)
                                                     ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                     AT DECEMBER 31, 2001                      2001
                                                     ---------------------   ----------------------------------------
                                                         ACCUMULATION         INVESTMENT     EXPENSE       TOTAL
                                                          UNIT VALUE         INCOME RATIO*   RATIO**     RETURN***
                                                     ---------------------   -------------   -------   --------------
Investments in the MFS Variable Insurance Trust
 Sub-Accounts:
    MFS Emerging Growth Series                              $11.15               0.00%        2.00%            -33.49%
    MFS Investors Trust Series (b)                           10.07               0.53         1.32             -15.95
    MFS New Discovery Series                                 18.41               0.00         1.37              -5.03
    MFS Research Series                                      10.34               0.01         1.54             -21.25
    MFS Total Return Series                                  12.78               1.79         1.36               0.25
Investments in the OCC Accumulation Trust
 Sub-Account:
    OCC Science and Technology (a)                           10.82               0.00         0.72               8.18
Investments in the Scudder Variable Series I
 Sub-Accounts:
    Balanced                                                 11.77               1.98         1.21              -6.06
    Bond                                                     11.85               3.37         1.01               5.75
    Global Discovery                                         12.82               0.00         1.19             -24.59
    Growth and Income                                         9.74               0.97         1.50             -11.30
    International                                             8.72               0.36         2.74             -30.86
Investment in the Strong Opportunity
 Fund II, Inc. Sub-Account:
    Opportunity Fund II                                      15.21               0.52         1.39              -3.70
Investments in the Strong Variable Insurance
 Funds, Inc. Sub-Accounts:
    Discovery Fund II                                        12.66               0.95         1.51               4.08
    Growth Fund II                                           12.84               0.00         2.20             -30.77
Investments in the T. Rowe Price Equity
 Series, Inc. Sub-Accounts:
    T. Rowe Price Equity Income                              12.89               1.64         1.18               1.46
    T. Rowe Price Mid-Cap Growth                             15.22               0.00         1.01              -0.92
    T. Rowe Price New America Growth                         10.04               0.00         0.87             -11.84
Investment in the T. Rowe Price International
 Series, Inc. Sub-Account:
    T. Rowe Price International Stock                         9.23               2.37         2.45             -22.21

(a) For the Period Beginning October 22, 2001 and Ended December 31, 2001

(b) Previously known as Growth with Income Series